                                                SECURITIES ACT FILE NO. 33-52742
                                        INVESTMENT COMPANY ACT FILE NO. 811-7238

                                    FORM N-1A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]

                       Pre-Effective Amendment No. __                        [ ]
                       Post-Effective Amendment No. 42                       [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]

                              Amendment No. 44                               [X]

                             SUNAMERICA SERIES TRUST
               (Exact Name of Registrant as Specified in Charter)

                               1 SunAmerica Center
                       Los Angeles, California 90067-6022
               (Address of Principal Executive Offices) (Zip Code)

                                 (800.858.8850)
              (Registrant's Telephone Number, including area code)

                              Nori L. Gabert, Esq.
                    Vice President and Deputy General Counsel
                      AIG SunAmerica Asset Management Corp.
                           2929 Allen Parkway, A36-03
                              Houston, Texas 77019
                    (Name and Address for Agent for Service)

                                    Copy to:

                              Mallary Reznik, Esq.
                          AIG Retirement Services, Inc.
                        1 SunAmerica Center, Century City
                       Los Angeles, California 90067-6022

                             Margery K. Neale, Esq.
                          Willkie Farr & Gallagher LLP
                               787 Seventh Avenue
                            New York, New York 10019

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate box):

[ ]  Immediately upon filing pursuant to paragraph (b) of Rule 485

[ ]  On (date), pursuant to paragraph (b) of Rule 485

[ ]  60 days after filing pursuant to paragraph (a)(1)

[X]  on May 1, 2007, pursuant to paragraph (a)(1)

[ ]  75 days after filing pursuant to paragraph (a)(2)

[ ]  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                   PROSPECTUS
                                   May 1, 2007

                             SUNAMERICA SERIES TRUST
                      (Class 1, Class 2 and Class 3 Shares)

-    Equity Opportunities Portfolio (formerly, Federated American Leaders
     Portfolio)

-    Mid-Cap Growth Portfolio (formerly, MFS Mid-Cap Growth Portfolio)

-    Telecom Utility Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS
NOT APPROVED OR DISAPPROVED THESE SECURITIES
OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

A QUICK NOTE ABOUT THE PORTFOLIOS.........................................     1
FUND FACT SHEETS..........................................................     2
   Equity Opportunities Portfolio (formerly, Federated American Leaders
      Portfolio)..........................................................     2
   Mid-Cap Growth Portfolio (formerly, MFS Mid-Cap Growth Portfolio)......     4
   Telecom Utility Portfolio..............................................     6
FEES AND EXPENSES.........................................................     8
ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS...............................    10
GLOSSARY..................................................................    11
   Investment Terminology.................................................    11
   Risk Terminology.......................................................    16
MANAGEMENT................................................................    19
   Information About the Investment Adviser and Manager
      AIG SunAmerica Asset Management Corp................................    19
   Information About the Subadvisers......................................    19
      J.P. Morgan Investment Management Inc...............................    19
      Massachusetts Financial Services Company............................    20
      OppenheimerFunds, Inc...............................................    20
   Information about the Distributor......................................    20
   Payments in Connection with Distribution...............................    20
   Custodian, Transfer and Dividend Paying Agent..........................    20
LEGAL PROCEEDINGS.........................................................    21
ACCOUNT INFORMATION.......................................................    22
FINANCIAL HIGHLIGHTS......................................................    25
FOR MORE INFORMATION......................................................    26

A QUICK NOTE ABOUT THE PORTFOLIOS

This Prospectus is designed to help you make informed decisions about one of the investments available under your variable annuity or variable insurance contract. It provides you with an overview of SunAmerica Series Trust (the "Trust") and three of its separate investment series ("Portfolios") and their investment goals and principal investment strategies.

Shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and/or variable life insurance policies (collectively, "Variable Contracts") offered by life insurance companies affiliated with AIG SunAmerica Asset Management Corp. ("AIG SAAMCo" or the "Adviser"). "You" and "your" as used in this Prospectus refer to contract holders who invest in the Portfolios indirectly through their Variable Contracts. All shares of the Trust are owned by "Separate Accounts" of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. This Prospectus offers Class 1, 2 and 3 shares of each Portfolio.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the Variable Contracts, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Trust's Board of Trustees (the "Board") intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company Separate Accounts might withdraw their investments in a Portfolio. If that were to occur, the Portfolio might be forced to sell portfolio securities at disadvantageous prices.

The principal investment goal and strategies for each of the Portfolios in this prospectus are non-fundamental and may be changed by the Board without investor approval. Investors will be given written notice in advance of any change to a Portfolio's investment strategy that requires 80% of its net assets to be invested in certain securities.

From time to time, the Portfolios may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on a Portfolio's investments in money market securities for temporary defensive purposes. If a Portfolio takes such a temporary defensive position, it may not achieve its investment objectives.

Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation.

All investment restrictions and policies apply at the time of investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

In addition to each Portfolio's principal investments discussed beginning on the next page, each Portfolio may from time-to-time invest in additional securities and utilize various investment techniques. Information regarding these techniques may be found in the section titled "Additional Information about the Portfolios." In addition to the investments and techniques described in this Prospectus, a Portfolio may invest in other securities in an effort to increase returns, protect assets or diversify investments. The Statement of Additional Information ("SAI") for the Portfolios contains supplemental information about the Portfolios' other investment techniques. For information on how to obtain an SAI, see the back cover of this Prospectus.

SUNAMERICA SERIES TRUST

EQUITY OPPORTUNITIES PORTFOLIO
(FORMERLY, FEDERATED AMERICAN LEADERS PORTFOLIO)

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
OppenheimerFunds, Inc.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is long term capital appreciation. The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity investments selected for their potential to achieve capital appreciation over the long term. Other types of equity securities in which the Portfolio may invest include convertible securities, warrants and rights. The Portfolio may also invest in foreign securities, including emerging markets.

The Portfolio's managers use an investment process that combines quantitative models, fundamental research about particular securities and individual judgment in order to decide which securities to buy or sell. The selection process currently involves the use of:

- Multi-factor quantitative models: "Top-down" models that analyze data such as relative valuations, relative price trends, interest rates and the shape of the yield curve. These help direct portfolio emphasis by market capitalization (small, mid, or large), industries, and value or growth styles. "Bottom-up" models help to rank stocks in a universe typically including 3,000 stocks, selecting stocks for relative attractiveness by analyzing stock and company characteristics.

- Fundamental research: Internal research and analysis by other market analysts, with emphasis on current company news and industry-related events.

- Judgment: After analyzing the models and fundamental research, the managers apply their judgment to decide which securities to buy or sell.

The allocation of the Portfolio's holdings among different investments will vary over time based upon the managers' evaluation of economic and market trends. The Portfolio might not always include all of the different types of investments described herein. At times, the Portfolio may invest more heavily (or all of its assets) in the stocks of one capitalization range or the Portfolio may vary its investments among the different capitalization ranges.

In addition to quantitative research, the Portfolio's managers try to reduce risk by carefully controlling the portfolio weight of any one security in the Portfolio. The Portfolio attempts to reduce its exposure to individual security risk by diversifying its investments across a broad number of stocks, that is, by not holding a substantial amount of stock of any one company and by not investing too great a percentage of the Portfolio's assets in any one company.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

MARKET RISK. The Portfolio invests primarily in equity securities. As with any equity fund, the value of your investment in the Portfolio may fluctuate in response to stock market movements.

LARGE CAP COMPANIES RISK. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller cap companies.

SMALL AND MEDIUM SIZED COMPANIES RISK. Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "EMERGING MARKET" countries.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

VALUE INVESTING RISK. The portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect.

ADDITIONAL RISKS. Information regarding additional Risks may be found in the section titled "Additional information about the Portfolios."

SUNAMERICA SERIES TRUST

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1, Class 2 and Class 3 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

31.43%  17.96%  6.19%  2.39%  -2.33%  -19.78%  27.57%  9.91%  4.65%  16.74%
 1997    1998   1999   2000    2001     2002    2003   2004   2005    2006

Best Quarter:                 16.96% (quarter ended 06/30/03)
Worst Quarter:                -19.38% (quarter ended 09/30/02)
Year-to-date calendar return: _____% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006

                          5       10        SINCE         SINCE
               1 YEAR   YEARS   YEARS   INCEPTION(1)   INCEPTION(1)
               ------   -----   -----   ------------   ------------
Class 1
   shares      16.74%   6.56%   8.51%        N/A            N/A
Class 2
   shares      16.54%   6.41%    N/A        5.41%           N/A
Class 3
   shares      16.40%    N/A     N/A         N/A          15.27%
S&P 500(R)
   Index(2)    15.79%   6.19%   8.42%       4.92%         15.99%
Russell 3000
   Index(3)    15.72%   7.17%   8.64%       5.87%         16.95%

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)  Inception date for Class 2 is July 9, 2001 and Class 3 is September 30,
     2002.

(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those in smaller companies.

(3) Effective May 1, 2007, the Portfolio changed its benchmark to the Russell 3000 Index (from the S&P 500 Index) because it better represents the Portfolio's investment strategy. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization which represents approximately 98% of the U.S. equity market.

SUNAMERICA SERIES TRUST

MID-CAP GROWTH PORTFOLIO
(FORMERLY, MFS MID-CAP GROWTH PORTFOLIO)

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
J.P. Morgan Investment Management Inc.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is long-term growth of capital. The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity securities (common stocks, preferred stocks and convertible securities) of medium-sized companies that the Subadviser believes have above-average growth potential. The Portfolio may invest in fixed income securities, principally corporate securities. The Portfolio may invest up to 20% of its assets in foreign securities, including emerging markets. The Portfolio also may invest up to 10% of its assets in high-yield debt securities (junk bonds).

In managing the Portfolio, the Subadviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the Subadviser believes will achieve above-average growth in the future. Growth companies purchased for the Portfolio include those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth. The Subadviser makes specific purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the stock and industry insights of the Subadviser's research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to minimize uncompensated risks relative to the benchmark.

The Subadviser sells a security for several reasons. The Subadviser may sell a security due to a change in the company's fundamentals, a change in the original reason for purchase of an investment, or new investment opportunities with higher expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the Subadviser may also sell a security which the Subadviser no longer considers reasonably valued.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

MARKET RISK. The Portfolio invests primarily in equity securities. As with any equity fund, the value of your investment in the Portfolio may fluctuate in response to stock market movements.

MEDIUM SIZED COMPANIES RISK. Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "EMERGING MARKET" countries.

RISKS OF INVESTING IN JUNK BONDS. The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1, Class 2 and Class 3 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

SUNAMERICA SERIES TRUST

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

9.61%  -22.62%  -47.17%  37.31%  14.09%  3.20%  2.56%
2000     2001     2002    2003    2004   2005   2006

Best Quarter:                 26.80% (quarter ended 12/31/01)
Worst Quarter:                -35.89% (quarter ended 09/30/01)
Year-to-date calendar return: _____% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006

                             5       SINCE            SINCE          SINCE
                  1 YEAR   YEARS   INCEPTION(1)    INCEPTION(1)   INCEPTION(1)
                  ------   -----   ------------   -------------   ------------
Class 1
   shares           2.56%   -2.61%    2.66%              N/A            N/A
Class 2
   shares           2.48%   -2.76%     N/A             -4.76%           N/A
Class 3
   shares           2.38%     N/A      N/A               N/A          13.80%
Russell
   Midcap(R)
   Growth Index(2) 10.66%    8.22%    5.64%             7.08%         20.78%

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) Inception date for Class 1 is April 1, 1999, Class 2 is July 9, 2001 and Class 3 is September 30, 2002.

(2) The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.

SUNAMERICA SERIES TRUST

TELECOM UTILITY PORTFOLIO

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Massachusetts Financial Services Company

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is total return. The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity and debt securities of utility companies. Utility companies include companies engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services; and issuers engaged in telecommunications, including telephone, cellular telephone, telegraph, satellite, microwave, cable television, and other communications media (but not engaged in public broadcasting).

The Portfolio primarily invests in equity securities (i.e., common stocks, preferred stocks, securities convertible into stock, and depositary receipts for those securities), but may also invest in debt instruments, including up to 20% of its net assets in high-yield debt instruments (junk bonds). The Portfolio may invest in companies of any size. The Portfolio may also invest in foreign securities, including emerging markets.

The Subadviser uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers or instruments in light of market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered. Factors considered for debt instruments may include the instrument's credit quality, collateral characteristics and indenture provisions and the issuer's management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of a debt instrument and its features may also be considered.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

UTILITY INDUSTRY RISK. Issuers in the utilities sector are subject to many risks, including the following: increases in fuel and other operating costs; restrictions on operations, increased costs, and delays as a result of environmental and safety regulations; coping with the impact of energy conservation and other factors reducing the demand for services; technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters; difficulty in obtaining adequate returns on invested capital; difficulty in obtaining approval of rate increases; the high cost of obtaining financing, particularly during periods of inflation; increased competition resulting from deregulation, overcapacity, and pricing pressures; and the negative impact of regulation.

Issuers doing business in the telecommunications area are subject to many risks, including the negative impact of regulation, a competitive marketplace, difficulty in obtaining financing, rapid obsolescence, and agreements linking future rate increases to inflation or other factors not directly related to the active operating profits of the issuer.

MARKET RISK. The Portfolio invests primarily in equity securities. As with any equity fund, the value of your investment in the Portfolio may fluctuate in response to stock market movements.

RISKS OF INVESTING IN BONDS. As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "EMERGING MARKET" countries.

RISKS OF INVESTING IN JUNK BONDS. The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

SUNAMERICA SERIES TRUST

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1, Class 2 and Class 3 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

25.73%  14.04%  1.78%  -9.00%  -13.76%  -23.77%  18.75%  16.89%  6.53%  26.39%
1997     1998   1999    2000     2001     2002    2003    2004   2005    2006

Best Quarter:                 15.95% (quarter ended 06/30/03)
Worst Quarter:                -18.24% (quarter ended 09/30/02)
Year-to-date calendar return: _____% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006

                          5       10        SINCE          SINCE
               1 YEAR   YEARS   YEARS   INCEPTION(1)   INCEPTION(1)
               ------   -----   -----   ------------   ------------
Class 1
   shares      26.39%   7.34%   5.02%        N/A            N/A
Class 2
   shares      26.26%   7.17%    N/A        4.55%           N/A
Class 3
   shares      26.07%    N/A     N/A         N/A          17.27%
S&P 500(R)
   Index(2)    15.79%   6.19%   8.42%       4.92%         14.40%
S&P Utility
   Index(3)    20.96%   9.16%   8.22%       3.33%         23.93%

* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1)  Inception date for Class 2 is July 9, 2001 and Class 3 is November 11,
     2002.

(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(3) The S&P Utility Index is presently comprised of 40 stocks from the electric and natural gas industries.

SUNAMERICA SERIES TRUST

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you remain invested in a Portfolio. The Portfolios' annual operating expenses do not reflect the separate account fees charged in the Variable Contracts, as defined herein, in which the Portfolios are offered. Please see your Variable Contract prospectus for more details on the separate account fees.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

                                                EQUITY OPPORTUNITIES       MID-CAP GROWTH         TELECOM UTILITY
                                                    PORTFOLIO(2)            PORTFOLIO(2)             PORTFOLIO
                                               ---------------------   ---------------------   ---------------------
                                               CLASS   CLASS   CLASS   CLASS   CLASS   CLASS   CLASS   CLASS   CLASS
                                                 1       2       3       1       2       3       1       2       3
                                               -----   -----   -----   -----   -----   -----   -----   -----   -----
Management Fees ............................   0.76%   0.76%   0.76%   0.77%   0.77%   0.77%   0.75%   0.75%   0.75%
Service (12b-1) Fees .......................   0.00%   0.15%   0.25%   0.00%   0.15%   0.25%   0.00%   0.15%   0.25%
Other Expenses(1) ..........................   0.07%   0.07%   0.07%   0.07%   0.07%   0.07%   0.16%   0.16%   0.15%
Total Annual Portfolio Operating Expenses ..   0.83%   0.98%   1.08%   0.84%   0.99%   1.09%   0.91%   1.06%   1.15%

(1) Through expense offset arrangements resulting from broker commission recapture, a portion of the Portfolio's other expenses have been reduced. For the year ended January 31, 2007, broker commission recapture amounts received by certain Portfolios were used to offset the Portfolio's other expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the other expenses of the Portfolio. Had the expense reductions been taken into account, "Total Annual Portfolio Operating Expenses" for Class 1, Class 2 and Class 3 would have been as follows:

                                 Class 1   Class 2   Class 3
                                 -------   -------   -------
Equity Opportunities Portfolio
Mid-Cap Growth Portfolio
Telecom Utility Portfolio

(2) The Portfolio's Management Fees increased effective May 1, 2007. Prior to May 1, 2007, the Management Fees for the Equity Opportunities Portfolio and Mid-Cap Growth Portfolio were 0.69% and 0.75%, respectively. The Annual Portfolio Operating Expenses for Equity Opportunities Portfolio for Class 1, Class 2 and Class 3 shares were 0.76%, 0.91% and 1.01%, respectively, and for the Mid-Cap Growth Portfolio 0.82%, 0.97% and 1.07%, respectively.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the expenses shown in the fee table, your costs would be:

                                           1 Year   3 Years   5 Years   10 Years
                                           ------   -------   -------   --------
Equity Opportunities Portfolio *
   (Class 1 shares) ....................
   (Class 2 shares) ....................
   (Class 3 shares) ....................
Mid-Cap Growth Portfolio*
   (Class 1 shares) ....................
   (Class 2 shares) ....................
   (Class 3 shares) ....................
Telecom Utility Portfolio*
   (Class 1 shares) ....................
   (Class 2 shares) ....................
   (Class 3 shares) ....................

SUNAMERICA SERIES TRUST

* The Example does not take into account voluntary fee waivers and/or expense reimbursements by the Adviser and expense reductions resulting from brokerage commission recapture amounts. The fee waivers and/or expense reimbursements will continue indefinitely, but may be terminated at any time.

The following are your costs after these fee waivers and/or expense reimbursements and expense reductions.

                                           1 Year   3 Years   5 Years   10 Years
                                           ------   -------   -------   --------
Equity Opportunities Portfolio
   (Class 1 shares) ....................   $_____    $_____    $_____    $_____
   (Class 2 shares) ....................
   (Class 3 shares) ....................
Mid-Cap Growth Portfolio
   (Class 1 shares) ....................
   (Class 2 shares) ....................
   (Class 3 shares) ....................
Telecom Utility Portfolio
   (Class 1 shares) ....................
   (Class 2 shares) ....................
   (Class 3 shares) ....................

SUNAMERICA SERIES TRUST

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

In addition to the Portfolios' principal investments discussed in their respective Fact Sheets, the Portfolios may from time-to-time invest in additional securities and utilize various investment techniques. We have described below those securities and the risks associated with those securities.

EQUITY OPPORTUNITIES PORTFOLIO. The Portfolio also may borrow (for temporary or emergency purposes) in an amount up to 33 1/3% of its assets; may lend its securities in an amount up to 33 1/3% of its assets; may make short-term and defensive investments; and may invest in options and futures, fixed income securities, preferred stocks, registered investment companies (including ETFs) and illiquid/restricted securities. Additional risks that the Portfolio may be subject to are as follows:

     -    Active Trading Risk

     -    Convertible Securities Risk

     -    Derivatives Risk

     -    Hedging Risk

     -    Illiquidity Risk

     -    Market Volatility Risk

     -    Sector Risk

     -    Securities Selection Risk

     -    Unseasoned Companies Risk

MID-CAP GROWTH PORTFOLIO. The Portfolio also may invest in warrants and rights; U.S. government securities, zero coupon, deferred interest and pay in kind (PIK) bonds; roll transactions; variable and floating rate obligations; when issued and delayed-delivery transactions; options and futures; forward commitments; and registered investment companies. The Portfolio may engage in short sales and currency transactions. The Portfolio also may lend its securities in an amount up to 33 1/3% of its assets. Additional risks that the Portfolio may be subject to are as follows:

     -    Convertible Securities Risk

     -    Credit Quality Risk

     -    Currency Volatility Risk

     -    Derivatives Risk

     -    Market Volatility Risk

     -    Securities Selection Risk

TELECOM UTILITY PORTFOLIO. The Portfolio also may invest in options and futures, hybrid instruments and forward currency exchange contracts. The Portfolio may make short-term and defensive investments; borrow (for temporary or defensive purposes) in an amount up to 33 1/3% of its assets; and lend its securities in an amount up to 33 1/3% of its assets. Additional risks that the Portfolio may be subject are as follows:

     -    Active Trading Risk

     -    Convertible Securities Risk

     -    Credit Quality Risk

     -    Currency Volatility Risk

     -    Derivatives Risk

     -    Interest Rate Fluctuations Risk

     -    Market Volatility Risk

     -    Securities Selection Risk

     -    Small and Medium Sized Companies Risk

SUNAMERICA SERIES TRUST

Glossary

INVESTMENT TERMINOLOGY

BORROWING FOR TEMPORARY OR EMERGENCY PURPOSES involves the borrowing of cash or securities by a Portfolio in limited circumstances, including to meet redemptions. Borrowing will cost a Portfolio interest expense and other fees. Borrowing may exaggerate changes in a Portfolio's net asset value and the cost may reduce a Portfolio's return.

BRADY BONDS are foreign securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging market for new bonds in connection with debt restructurings under a debt restructuring plan by former U.S. Secretary of the Treasury, Nicholas F. Brady.

CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.

CREDIT SWAPS involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party upon the occurrence of specified credit events.

CURRENCY SWAPS involve the exchange of the parties' respective rights to make or receive payments in specified currencies.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance returns.

CUSTODIAL RECEIPTS AND TRUST CERTIFICATES represent interests in securities held by a custodian or trustee. The securities so held may include U.S. government securities or other types of securities in which a Portfolio may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes, a Portfolio is not considered to be the owner of the underlying securities held in the custodial or trust account, the Portfolio may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Portfolio will bear its proportionate share of the fees and expenses charged to the custodial account or trust. A Portfolio may also invest in separately issued interests in custodial receipts and trust certificates.

DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

An "EMERGING MARKET" COUNTRY is generally a country with a low or middle income economy or that is in the early stages of its industrial cycle.

EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as CONVERTIBLE BONDS, CONVERTIBLE PREFERRED STOCK, RIGHTS and WARRANTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

     - CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

     - MARKET CAPITALIZATION represents the total market value of the outstanding securities of a corporation. See separate definition for Market Capitalization Ranges."

     - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

     - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

EQUITY SWAPS allow the parties to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another equity or non-equity investment.

EUROBONDS are bonds issued and traded outside the country whose currency it is denominated in, and outside the regulatory jurisdictions of a single country, and is usually a bond issued by a non-European company for sale in Europe.

EXCHANGE TRADED FUNDS (ETFS) are a type of investment company bought and sold on a securities

SUNAMERICA SERIES TRUST
exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. A portfolio could purchase an ETF to gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risk of owning the underlying securities they are designed to track. Although, lack of liquidity in an ETF results in its being more volatile and ETFs have management fees which increase their cost. The Portfolios' ability to invest in ETFs is limited by the Investment Company Act.

FIRM COMMITMENT AGREEMENTS and WHEN-ISSUED or DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

FIXED INCOME SECURITIES are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a SENIOR FIXED INCOME SECURITY is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

     - AGENCY DISCOUNT NOTES are high credit quality, short term debt instruments issued by federal agencies and government sponsored enterprises. These securities are issued at a discount to their par value.

     - CORPORATE DEBT INSTRUMENTS (BONDS, NOTES AND DEBENTURES) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

     - HIGH INCOME SECURITIES, with respect to the Worldwide High Income Portfolio, are defined as medium and lower-grade income securities, which include securities rated at the time of purchase BBB or lower by Standard & Poor's ("S&P") or rated Baa or lower by Moody's Investors Service, Inc. ("Moody's") and unrated securities determined by the Subadviser to be comparable quality at the time of purchase.

     - An INVESTMENT GRADE FIXED INCOME SECURITY is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Adviser or Subadviser). The two best-known debt rating agencies are S&P and Moody's. INVESTMENT GRADE refers to any security rated "BBB" or above by S&P or "Baa" or above by Moody's.

     - A JUNK BOND is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

     - MUNICIPAL SECURITIES are debt obligations issued by or on behalf of states, territories and possessions of the U.S. and District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities may be affected by uncertainties regarding their tax status, legislative changes or rights of municipal-securities holders.

     - PASS-THROUGH SECURITIES involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include MORTGAGE-BACKED SECURITIES, COLLATERALIZED MORTGAGE OBLIGATIONS, COMMERCIAL MORTGAGE-BACKED SECURITIES, and ASSET-BACKED SECURITIES To be announced (TBA) mortgage-backed securities represent contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed upon date.

     - PREFERRED STOCKS receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

     - U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

     - ZERO-COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS. Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. Payable-in-kind ("PIK") bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and

SUNAMERICA SERIES TRUST
government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies ("PFICs"), American Depositary Receipts ("ADRs") or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). An EMERGING MARKET country is generally one with a low or middle income economy that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Adviser or Subadviser.

FORWARD COMMITMENTS are commitments to purchase or sell securities at a future date. A Portfolio purchasing a forward commitment assumes the risk of any decline in value of the securities beginning on the date of the agreement. Similarly, a Portfolio selling such securities does not participate in further gains or losses on the date of the agreement.

A "GROWTH" PHILOSOPHY - that of investing in securities believed to offer the potential for capital appreciation - focuses on securities of companies that are considered to have a historical record of above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.

"HIGH QUALITY" INSTRUMENTS have a very strong capacity to pay interest and repay principal; they reflect the issuers' high creditworthiness and low risk of default.

HYBRID INSTRUMENTS, such as INDEXED STRUCTURED SECURITIES (i.e., Standard and Poor's Depositary Receipts ("SPDRs") and iShares(SM)) and other exchange traded funds ("ETFs"), can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. In addition, another type of hybrid instrument is a CREDIT LINKED NOTE, in which a special purpose entity issues an over-the-counter structured note that is intended to replicate a bond or a portfolio of bonds, or with respect to the unsecured credit of an issuer.

ILLIQUID/RESTRICTED SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

INCOME is interest payments from bonds or dividends from stocks.

INFLATION SWAPS are contracts between two counterparties who agree to swap cash flows based on the inflation rate against fixed cash flows.

INTEREST RATE SWAPS, CAPS, FLOORS AND COLLARS. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

INVERSE FLOATERS are leveraged inverse floating rate debt instruments. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio's 15% limitation on investments in such securities.

LOAN PARTICIPATIONS AND ASSIGNMENTS are investments in which a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

MARKET CAPITALIZATION RANGES. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding securities of the company

SUNAMERICA SERIES TRUST
at the time of purchase. With respect to all Portfolios except as noted below:

     - LARGE-CAP COMPANIES will generally include companies whose market capitalizations, at the time of purchase, are equal to or greater than the smallest company in the Russell 1000 Index during the most recent 12-month period. During the 12-month period ending January 31, 2007, the smallest company in the Russell 1000 Index during the most recent 12-months had a market-cap of $265 million.

     - MID-CAP COMPANIES will generally include companies whose market capitalizations, at time of purchase, range from the smallest company included in the Russell Midcap Index to the largest company in the Russell Midcap Index during the most recent 12-month period. During the 12-month period ending January 31, 2007, the smallest company in the Russell Midcap Index had a market-cap of $265 million and the largest company in the Russell Midcap Index had a market-cap of $27.2 billion.

     - SMALL-CAP COMPANIES will generally include companies whose market capitalizations, at time of purchase, are equal to or less than the largest company in the Russell 2000 Index during the most recent 12-month period. During the 12-month period ending January 31, 2007, the largest company in the Russell 2000 index had a market-cap of $6.2 billion.

Due to fluctuations in market conditions, there may be some overlap among capitalization categories. The market capitalization of companies within any Portfolio's investments may change over time; however, a Portfolio will not sell a stock just because a company has grown to a market capitalization outside the appropriate range. The Portfolios may, on occasion, purchase companies with a market capitalization above or below the range.

MORTGAGE SWAPS are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.

"NET ASSETS" when referred to under "Investment Goal and Principal Strategies" for a Portfolio takes into account borrowings for investment purposes.

OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within a specified time period. Certain Portfolios may purchase listed options on various indices in which the Portfolios may invest. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. Certain Portfolios may also purchase and write (sell) option contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

REGISTERED INVESTMENT COMPANIES are investments by a Portfolio in other investment companies which are registered in accordance with the federal securities laws.

REITS (real estate investment trusts) are trusts that invest primarily in commercial real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by a Portfolio.

ROLL TRANSACTIONS involve the sale of mortgage or other asset-backed securities ("roll securities") with the commitment to purchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date.

SECURITIES LENDING involves a loan of securities by a Portfolio in exchange for cash or collateral. A Portfolio earns interest on the loan while retaining ownership of the security.

SHORT SALES involve the selling of a security which the Portfolio does not own in anticipation of a decline in the market value of the security. In such transactions the Portfolio borrows the security for delivery to the buyer and must eventually replace the borrowed security for return to the lender. The Portfolio bears the risk that price at the time of replacement may be greater than the price at which the security was sold. A short sale is "against the box" to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses.

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                                       14

A SPECIAL SITUATION arises when, in the opinion of the manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to the issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate events, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

TOTAL RETURN is a measure of performance which combines all elements of return including income and capital gain or loss; it represents the change in a value of an investment over a given period expresses as a percentage of the initial investment.

TOTAL RETURN SWAPS are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component.

A "VALUE" PHILOSOPHY - that of investing in securities that are believed to be undervalued in the market - often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when fundamentally solid companies are out of favor. The selection criteria is generally calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.

VARIABLE AND FLOATING RATE OBLIGATIONS normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Portfolio on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before a Portfolio is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Portfolio through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

YIELD is the annual dollar income received on an investment expressed as a percentage of the current or average price.

A YIELD CURVE is a curve that shows the relationship between yields and maturity dates for a set of similar bonds, usually Treasury Bonds or Bills, at a given point in time.

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                                       15

RISK TERMINOLOGY

ACTIVE TRADING RISK - A strategy used whereby a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne indirectly pro rata by a Portfolio. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide each Portfolio's turnover rate for each of the last five fiscal years.

CONVERTIBLE SECURITIES RISK - Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

CREDIT QUALITY RISK - The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

CURRENCY VOLATILITY RISK - The value of a Portfolio's foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of a Portfolio's non-U.S. dollar-denominated securities.

DERIVATIVES RISK - A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed "over the counter" markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the portfolio, a Portfolio will be exposed to the risks associated with hedging described below. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

FINANCIAL INSTITUTIONS SECTOR RISK - Banks and financial institutions are subject to potentially restrictive government controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in this sector may be very sensitive to interest rate changes throughout the world.

FOREIGN INVESTMENT RISK - Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economical developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET. Historically, the markets of EMERGING MARKET countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

GROWTH STOCK RISK - Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

HEDGING RISK - Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

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ILLIQUIDITY RISK - There may not be a market for certain securities making it difficult or impossible to sell at the time and/or the price that the seller would like.

INTEREST RATE FLUCTUATIONS RISK - The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

INITIAL PUBLIC OFFERING INVESTING RISK - A Portfolio's purchase of shares issued as part of, or a short period after, companies' initial public offerings ("IPO") exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers ahs been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods or time.

LARGE CAP COMPANIES RISK - Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller cap companies.

MARKET VOLATILITY RISK - The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio. Individual stocks are affected by many factors, including:

     -    corporate earnings,

     -    production,

     -    management,

     -    sales, and

     - market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

NON-DIVERSIFIED STATUS RISK - Portfolios registered as "non-diversified" investment companies can invest a larger portion of their assets in the stock of a single company than can diversified investment companies, and thus they can concentrate in a smaller number of securities. A non-diversified investment company's risk may increase because the effect of each security on the Portfolio's performance is greater.

PREPAYMENT RISK - Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Portfolio may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by a Portfolio may exhibit price characteristics of longer-term debt securities.

REAL ESTATE INDUSTRY RISK - Risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. In addition, REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from registration under the Investment Company Act of 1940.

SECTOR RISK - Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

SECURITIES SELECTION RISK - A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

SHORT SALES RISK - Short sales by a Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short

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

sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

SMALL AND MEDIUM SIZED COMPANIES RISK - Companies with smaller market capitalization tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies. In addition, small and medium sized companies may be traded in over-the-counter (OTC) markets as opposed to being traded on an exchange. OTC securities may trade less frequently and in smaller volume than exchange-listed stocks, which may cause these securities to be more volatile than exchange-listed stocks and may make it more difficult to buy and sell these securities at prevailing market prices. The Portfolios determine relative market capitalizations using U.S. standards. Accordingly, a Portfolio's non-U.S. investments may have large capitalizations relative to market capitalizations of companies based outside the United States.

TECHNOLOGY COMPANY RISK -There are numerous risks and uncertainties involved in investing in the technology sector. Historically, the price of securities in this sector have tended to be volatile. A Portfolio that invests primarily in technology-related issuers bears an additional risk that economic events may effect a substantial portion of the Portfolio's investments. In addition, at times equity securities of technology-related issuers may underperform relative to other sectors. The technology sector includes companies from various industries, including computer hardware, software, semiconductors, telecommunications, electronics, aerospace and defense, health care equipment and biotechnology, among others.

UNSEASONED COMPANIES RISK - Unseasoned companies are companies that have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

UTILITY INDUSTRY RISK - Issuers in the utilities sector are subject to many risks, including the following: increases in fuel and other operating costs; restrictions on operations, increased costs, and delays as a result of environmental and safety regulations; coping with the impact of energy conservation and other factors reducing the demand for services; technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters; difficulty in obtaining adequate returns on invested capital; difficulty in obtaining approval of rate increases; the high cost of obtaining financing, particularly during periods of inflation; increased competition resulting from deregulation, overcapacity, and pricing pressures; and the negative impact of regulation.

Issuers doing business in the telecommunications area are subject to many risks, including the negative impact of regulation, a competitive marketplace, difficulty in obtaining financing, rapid obsolescence, and agreements linking future rate increases to inflation or other factors not directly related to the active operating profits of the issuer.

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

Management

INFORMATION ABOUT THE INVESTMENT ADVISER AND MANAGER

AIG SAAMCo serves as investment adviser and manager for all the Portfolios of the Trust. AIG SAAMCo selects the Subadvisers for Portfolios, manages the investments for certain Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio. AIG SAAMCo was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $52.5 billion as of December 31, 2006. AIG SAAMCo is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992

AIG SAAMCo has received an exemptive order from the Securities and Exchange Commission that permits AIG SAAMCo, subject to certain conditions, to enter into agreements relating to the Trust with Subadvisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits AIG SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new Subadvisers for new or existing Portfolios, change the terms of particular agreements with Subadvisers or continue the employment of existing Subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Subadviser changes. Shareholders of a Portfolio have the right to terminate an agreement with a Subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

In addition to serving as investment adviser and manager of the Trust, AIG SAAMCo serves as adviser, manager and/or administrator for AIG Series Trust, Anchor Series Trust, Seasons Series Trust, SunAmerica Focused Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Focused Alpha Growth Fund, Inc., SunAmerica Focused Alpha Large-Cap Fund, Inc., VALIC Company I and VALIC Company II.

For the fiscal year ended January 31, 2007, each Portfolio paid AIG SAAMCo a fee equal to the following percentage of average daily net assets:

PORTFOLIO                         FEE
---------                        ----
Equity Opportunities Portfolio   0.69%*
Mid-Cap Growth Portfolio         0.75%*
Telecom Utility Portfolio        0.75%

* Effective May 1, 2007, the advisory fee payable to AIG SAAMCo with respect to the Portfolio increased. Had the advisory been in effect for the fiscal year ended January 31, 2007, AIG SAAMCo would have received advisory fees with respect to the Equity Opportunities Portfolio and Mid-Cap Growth Portfolio equal to 0.76% and 0.77%, respectively, of such Portfolio's average daily net assets.

INFORMATION ABOUT THE SUBADVISERS

The investment manager(s) and/or management team(s) that have primary responsibility for the day-today management of the Portfolios are set forth herein. Unless otherwise noted, a management team's members share responsibility in making investment decisions on behalf of a Portfolio and no team member is limited in his/her role with respect to the management team.

AIG SAAMCo compensates the various Subadvisers out of the advisory fees that it receives from the respective Portfolios. AIG SAAMCo may terminate any agreement with a Subadviser without shareholder approval.

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Portfolio(s) that they serve as portfolio manager, and the structure and method used by the Adviser/Subadviser to determine their compensation.

J.P. MORGAN INVESTMENT MANAGEMENT INC. (JP MORGAN) is a Delaware corporation and is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. JP Morgan is located at 245 Park Avenue, New York, New York 10167. JP Morgan provides investment advisory services to a substantial number of institutional and other investors, including other registered investment advisers. As of December 31, 2006, JP Morgan together with its affiliated companies had approximately $1.013 trillion in assets under management.

The Mid Cap Growth Portfolio is managed by Timothy Parton and Christopher Jones. Mr. Parton, a vice president of JP Morgan, is a portfolio manager in the U.S. Equity Group. Since January 2004 he has been co-manager of the firm's mid cap growth strategy. Mr. Parton's analytical focus is on technology, financial

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

services, energy, and transportation. An employee since 1986, Mr. Parton has managed a variety of small and mid cap portfolios. He is also a CFA charterholder. Mr. Jones, a Managing Director of JP Morgan, is a portfolio manager in the U.S. Equity Group. An employee since 1982, Mr. Jones heads the Growth Portfolios Group, which comprises large, mid, small, multi-cap and micro cap products as well as life sciences and technology. He is a CFA charterholder.

MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS) is America's oldest mutual fund organization and, with its predecessor organizations, has a history of money management dating from 1924 and the founding of the first mutual fund in the United States. MFS is located at 500 Boylston Street, Boston, MA 02116. As of September 30, 2006, MFS had approximately $175 billion in assets under management.

The Telecom Utility Portfolio is managed by an investment team comprised of Maura A. Shaughnessy and Robert D. Persons. Ms. Shaughnessy joined MFS in 1991 and is currently a Senior Vice president and Portfolio Manager. Mr. Persons joined MFS in 2000 and is currently a Vice President and Portfolio Manager.

OPPENHEIMERFUNDS, INC. (OPPENHEIMER) has been an investment adviser since 1960. As of December 31, 2006, Oppenheimer, its subsidiaries and its controlled affiliates managed more than $235 billion in assets including Oppenheimer funds with more than 6 million shareholders. Oppenheimer has its principal offices at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

The Equity Opportunities Portfolio is co-managed by Mr. Nikolaos Monoyios and Mark Zavanelli. Mr. Monoyios, CFA, has been a Senior Vice President of Oppenheimer since October 2003 and was formerly a Vice President of Oppenheimer from April 1998 through September 2003. Mr. Monoyios joined Oppenheimer in 1998. Mr. Zavanelli, CFA, has been a Vice President of Oppenheimer since November 2000. Mr. Zavanelli joined Oppenheimer in May 1998.

INFORMATION ABOUT THE DISTRIBUTOR

AIG SunAmerica Capital Services, Inc. (the "Distributor") distributes each Portfolio's shares and incurs the expenses of distributing the Portfolios' shares under a Distribution Agreement with respect to the Portfolios, none of which are reimbursed by or paid for by the Portfolios. The Distributor is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

PAYMENTS IN CONNECTION WITH DISTRIBUTION

AIG SAAMCo makes payments to certain affiliated life insurance companies pursuant to agreements between AIG SAAMCo and the life insurance companies. Furthermore, certain affiliated life insurance companies receives financial support from certain Subadvisers for distribution-related activities, including support to help offset costs for training and education to support sales of the Portfolios.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, MA, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

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

LEGAL PROCEEDINGS

On February 9, 2006, American International Group, Inc. ("AIG"), the parent company and an affiliated person of the Adviser and the Distributor, announced that it had consented to the settlement of an injunctive action instituted by the Securities and Exchange Commission ("SEC"). In its complaint, the SEC alleged that AIG violated Section 17(a) of the Securities Act of 1933, as amended, Sections 10(b), 13(a), 13(b)(2) and 13(b)(5) of the Securities Exchange Act of 1934, as amended, and Rules 10b-5, 12b-20, 13a-1, and 13b2-1 promulgated thereunder, in connection with AIG's accounting and public reporting practices. The conduct described in the complaint did not involve any conduct of AIG or its subsidiaries related to their investment advisory or distribution activities with respect to the assets of the Portfolios.

AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), consented to the entry of an injunction against further violations of the statutes referred to above. Absent exemptive relief granted by the SEC, the entry of such an injunction would prohibit AIG and its affiliated persons from, among other things, serving as an investment adviser of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to Section 9(a) of the Investment Company Act of 1940, as amended ("1940 Act"). Certain affiliated persons of AIG, including the Adviser, received a temporary order from the SEC pursuant to Section 9(c) of the 1940 Act with respect to the entry of the injunction, granting exemptive relief from the provisions of Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons, including AIG's investment management subsidiaries, to serve as investment adviser, sub-adviser, principal underwriter or sponsor of the Portfolios. The Adviser expects that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the order.

Additionally, AIG and its subsidiaries reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Attorney General of the State of New York ("NYAG") and the New York State Department of Insurance ("DOI"), regarding accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments.

As a result of the settlements with the SEC, the DOJ, the NYAG and the DOI, AIG will make payments totaling approximately $1.64 billion. In addition, as part of its settlements, AIG has agreed to retain for a period of three years an Independent Consultant who will conduct a review that will include the adequacy of AIG's internal controls over financial reporting and the remediation plan that AIG has implemented as a result of its own internal review. Subject to receipt of permanent relief, the Adviser and Distributor believe that the settlements are not likely to have a material adverse effect on their ability to perform their respective advisory or distribution services relating to the Portfolios.

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

ACCOUNT INFORMATION

Shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under Variable Contracts offered by life insurance companies affiliated with AIG SAAMCo, the Trust's investment adviser and manager. The term "Manager" as used in this Prospectus means either AIG SAAMCo or other registered investment advisers that serve as subadvisers to the Trust, as the case may be. All shares of the Trust are owned by "Separate Accounts" of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. The Trust offers these classes of shares: Class 1, Class 2 and Class 3 shares. This Prospectus offers all three classes of shares. Certain classes of shares are offered only to existing contract owners and are not available to new investors. In addition, not all Portfolios are available to all contract owners.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

SERVICE (12B-1) PLAN

Class 2 and Class 3 shares of each Portfolio are subject to a Rule 12b-1 plan that provides for service fees payable at the annual rate of up to 0.15% and 0.25%, respectively, of the average daily net assets of such class of shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of either Class 2 or Class 3 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing service to contract holders who are the indirect beneficial owners of the Portfolios' Class 2 or Class 3 shares. Because these fees are paid out of each Portfolio's Class 2 or Class 3 assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

TRANSACTION POLICIES

Valuation of shares. The net asset value per share ("NAV") for each Portfolio and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class's outstanding shares. The NAV for each Portfolio also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. As a result, the value of the Portfolio's shares may change on days when you will not be able to purchase or redeem your shares. Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Trust's Board, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security's price is available from more than one exchange, a Portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio's shares, and the Portfolio may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. The Trust uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Because Class 2 and Class 3 shares are subject to service fees, while Class 1 shares are not, the net asset value per share of the Class 2 or Class 3 shares will generally be lower than the net asset value per share of the Class 1 shares of each Portfolio.

Certain of the Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios' shares may change on days when the Trust is not open for purchases or redemptions.

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

Buy and sell prices. The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges. However, as discussed above, Class 2 and Class 3 shares are subject to service fees pursuant to a Rule 12b-1 plan.

Execution of requests. The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust, or the insurance company as its authorized agent, before the Trust's close of business (generally 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

The Portfolios, which are offered only through Variable Contracts, are intended for long-term investment and not as frequent short-term trading (""market timing") vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not acquire Variable Contracts that relate to shares of the Portfolios. The Board of Trustees has adopted policies and procedures with respect to market timing activity as discussed below.

The Trust believes that market timing activity is not in the best interest of its Portfolios' performance or their participants. Market timing can disrupt the ability of a Manager to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of the Portfolios. In addition, market timing may increase a Portfolio's expenses through: increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease a Portfolio's ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.

Since certain Portfolios invest significantly in foreign securities and/or high yield fixed income securities ("junk bonds"), they may be particularly vulnerable to market timing. For a description of those Portfolios investing significantly in junk bonds or foreign securities, see page 8 and 9 of the Prospectus, respectively.

Market timing in Portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio's international portfolio securities trade and the time as of which the Portfolio's net asset value is calculated. Market timing in Portfolios investing significantly in junk bonds may occur if market prices are not readily available for a Portfolio's junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio's net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio. One of the objectives of the Trust's fair value pricing procedures is to minimize the possibilities of this type of market timing (see "Transaction Policies -- Valuation of Shares").

Shares of the Portfolios are generally held through insurance company separate accounts. The ability of the Trust to monitor transfers made by the participants in separate accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board's policy is that the Portfolios must rely on the insurance company separate account to both monitor market timing within a Portfolio and attempt to prevent it through their own policies and procedures. In situations in which the Trust becomes aware of possible market timing activity, it will notify the insurance company separate account in order to help facilitate the enforcement of such entity's market timing policies and procedures. There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company separate accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of the Portfolios. Such rejections or refusals will be applied uniformly without exception.

Please review your Variable Contract prospectus for more information regarding the insurance company's market timing policies and procedures, including any restrictions or limitations that the insurance company separate account may impose with respect to trades made through a Variable Contract. Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or

SUNAMERICA SERIES TRUST
redemptions from (including making transfers into or out of) the Portfolios and any fees that may apply.

PORTFOLIO HOLDINGS

The Trust's policies and procedures with respect to the disclosure of the Portfolios' securities are described in the Statement of Additional Information.

DIVIDEND POLICIES AND TAXES

Distributions. Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions.

Distribution Reinvestment The dividends and distributions will be reinvested automatically in additional shares of the same Portfolio on which they were paid. The per share dividends on Class 2 and Class 3 shares will generally be lower than the per share dividends on Class 1 shares of the same Portfolio as a result of the fact that Class 2 and Class 3 shares are subject to service fees, while Class 1 shares are not.

Taxability of a Portfolio. Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

SUNAMERICA SERIES TRUST

FINANCIAL HIGHLIGHTS

The following Financial Highlights tables for each Portfolio are intended to help you understand the Portfolios' financial performance for the past 5 years (or for periods since commencement of operations). Certain information reflects financial results for a single Portfolio share. Class 1, Class 2 and/or Class 3 shares are not offered in all Portfolios. The total returns in each table represent the rate that an investor would have earned on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers, LLP, whose report, along with each Portfolio's financial statements, is included in the Trust's Annual Report to shareholders, which is available upon request.

SUNAMERICA SERIES TRUST

FOR MORE INFORMATION

Once available, the following documents will contain more information about the Portfolios and will be available free of charge upon request:

ANNUAL/SEMI-ANNUAL REPORTS FOR THE PORTFOLIOS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance for the most recently completed fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI) FOR THE PORTFOLIOS. Contains additional information about the Portfolios' policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference.

The Trust's SAI and Annual/Semi-annual Reports are not available online as the Trust does not have its own website. You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-551-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

The Trust's Investment Company Act File No: 811-7238

SUNAMERICA SERIES TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                             SUNAMERICA SERIES TRUST


This Statement of Additional Information is not a prospectus, but should be read in conjunction with the current Prospectus (Class 1, Class 2 and/or Class 3) of SunAmerica Series Trust ("Trust"), dated May 1, 2007. This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus of the Trust. The SAI incorporates the Prospectus by reference. The Trust's audited financial statements with respect to the fiscal year ended January 31, 2007 are incorporated into this Statement of Additional Information by reference to its 2007 annual report to shareholders. You may request a copy of the Prospectus and/or annual report at no charge by calling (800) 445-SUN2 or writing the Trust at the address below. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.


                                 P.O. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299
                                 (800) 445-SUN2


                                   May 1, 2007

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----
THE TRUST                                                                     5
INVESTMENT OBJECTIVES AND POLICIES                                            6
   Fixed Income Portfolios                                                    7
   Balanced or Asset Allocation Portfolios                                    7
   Equity Portfolios                                                          8
   International Equity Portfolios                                           10
SUPPLEMENTAL GLOSSARY                                                        11
   ADRs, GDRs and EDRs                                                       11
   Asset-Backed Securities                                                   11
   Borrowing                                                                 11
   Brady Bonds                                                               12
   Collateralized Bond Obligations ("CBOs")                                  12
   Currency Basket                                                           12
   Currency Volatility                                                       12
   Custodial Receipts and Trust Certificates                                 12
   Derivatives                                                               13
   Emerging Markets                                                          13
   Exchange Traded Funds ("EFTs")                                            14
   Floating Rate Obligations                                                 14
   Foreign Securities                                                        14
   Forward Foreign Currency Exchange Contracts                               14
   Hybrid Instruments                                                        16
      Credit Linked Note                                                     18
   Illiquid Securities                                                       18
   Interfund Borrowing and Lending Program                                   19
   Inverse Floaters                                                          19
   Loan Participations and Assignments                                       19
   Mortgage-Backed Securities                                                20
      GNMA Certificates                                                      20
      FHLMC Certificates                                                     21
      FNMA Certificates                                                      21
      Conventional Mortgage Pass-Through Securities                          21
      Collateralized Mortgage Obligations ("CMOs")                           21
      Stripped Mortgage-Backed Securities ("SMBS")                           22
   Municipal Bonds                                                           22
   Newly Developed Securities                                                22
   Non-Diversified Status                                                    23
   Options and Futures                                                       23
   Other Investment Companies                                                28
      iShares(SM)                                                            28
      SPDRs                                                                  28
   REITs                                                                     28
   Reverse Repurchase Agreement                                              29
   Roll Transactions                                                         29
   Sector Risk                                                               29
   Securities Lending                                                        29
   Short Sales                                                               30
   Short-Term Investments                                                    30
      Money Market Securities                                                30
      Commercial Bank Obligations                                            30
      Savings Association Obligations                                        31

      Commercial Paper                                                       31
      Extendable Commercial Notes ("ECNs")                                   31
      Variable Amount Master Demand Notes                                    31
      Corporate Bonds and Notes                                              31
      U.S. Government Securities                                             32
      Repurchase Agreements                                                  32
      Money Market Funds                                                     32
   Standby Commitments                                                       32
   Swaps                                                                     32
      Interest-Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps,
         Options on Swaps and Interest-Rate Caps, Floors and Collars         32
      Credit Swaps                                                           32
      Equity Swaps                                                           33
      Inflation Swaps                                                        34
      Mortgage Swaps                                                         34
      Total Return Swaps                                                     34
   U.S. Government Securities                                                34
   U.S. Treasury Inflation Protection Securities                             34
   Value Investing                                                           35
   Warrants                                                                  35
   When-Issued and Delayed-Delivery Securities                               35
SUPPLEMENTAL INFORMATION ABOUT DERIVATIVES AND THEIR USE                     36
SUPPLEMENTAL INFORMATION CONCERNING HIGH-YIELD, HIGH-RISK BONDS AND
   SECURITIES RATINGS                                                        38
SUPPLEMENTAL INFORMATION CONCERNING UTILITY COMPANIES                        40
INVESTMENT RESTRICTIONS                                                      42
   Investment Restrictions of the Cash Management Portfolio                  42
TRUST OFFICERS AND TRUSTEES                                                  45
TRUSTEE OWNERSHIP OF PORTFOLIO SHARES                                        47
   Compensation Table                                                        48
INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT                                 49
   Terms of the Advisory Agreement                                           49
   Advisory Fees                                                             49
SUBADVISORY AGREEMENTS                                                       53
   Subadvisory Fees                                                          53
PORTFOLIO MANAGERS                                                           56
   Other Accounts                                                            56
   Potential Conflicts of Interest                                           58
   Compensation                                                              59
   Ownership of Portfolio Shares                                             66
PERSONAL SECURITIES TRADING                                                  66
DISTRIBUTION AGREEMENT                                                       67
RULE 12B-1 PLANS                                                             67
DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES                                   68
PORTFOLIO TURNOVER                                                           70
SHARES OF THE TRUST                                                          71
PRICE OF SHARES                                                              74
EXECUTION OF PORTFOLIO TRANSACTIONS                                          75
   Commission Recapture Program                                              75
   Brokerage Commissions                                                     77
FINANCIAL STATEMENTS                                                         80
GENERAL INFORMATION                                                          80
   Custodian                                                                 80
   Independent Registered Public Accounting Firm and Legal Counsel           80

   Reports to Shareholders                                                   80
   Disclosure of Portfolio Holdings Policies and Procedures                  80
   Proxy Voting Policies & Procedures                                        82
   Shareholder and Trustee Responsibility                                    84
   Registration Statement                                                    84
APPENDIX                                                                     85

                                    THE TRUST


The Trust, organized as a Massachusetts business trust on September 11, 1992, is an open-end management investment company. The Trust is composed of 35 separate portfolios (each, a "Portfolio"), thirty-one of which are described herein. The four Master-Feeder Portfolios (American Funds Asset Allocation SAST, American Funds Global Growth SAST, American Funds Growth SAST and American Funds Growth-Income SAST Portfolios) are discussed in a separate SAI. Shares of the Trust are issued and redeemed only in connection with investments in and payments under variable annuity contracts, and may be sold to fund variable life insurance policies in the future.


Shares of the Trust are held by separate accounts of AIG SunAmerica Life Assurance Company (formerly Anchor National Life Insurance Company), an Arizona corporation, First SunAmerica Life Insurance Company, a New York corporation, AIG Life Insurance Company, a Delaware corporation, American International Life Assurance Company of New York, a New York corporation, American General Life Insurance Company, a Texas corporation, and The United States Life Insurance Company in the City of New York, a New York corporation. AIG SunAmerica Life Assurance Company and First SunAmerica Life Insurance Company are wholly-owned subsidiaries of SunAmerica Life Insurance Company, an Arizona corporation, which is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation. AIG Life Insurance Company, American International Life Assurance Company of New York, American General Life Insurance Company and The United States Life Insurance Company in the City of New York, a New York company are indirect wholly-owned subsidiaries of AIG (see "Account Information" in the Prospectus). The life insurance companies listed above are collectively referred to as the "Life Companies."


The Trust commenced operations on February 9, 1993 with the Cash Management, High-Yield Bond, Growth-Income, Alliance Growth, Growth/Phoenix Investment Counsel, Provident Growth and the Global Equities Portfolios. The Fixed Income, Global Bond and Asset Allocation Portfolios commenced operations on July 1, 1993. The Trustees subsequently approved the addition of the following
Portfolios: (a) Balanced/Phoenix Investment Counsel, International Diversified Equities, Worldwide High Income, and Venture Value Portfolios which commenced operations on October 21, 1994; (b) SunAmerica Balanced, Aggressive Growth, Federated Value, and Federated Utility Portfolios which commenced operations on June 1, 1996; (c) Emerging Markets, International Growth and Income, and Real Estate Portfolios which commenced operations on April 7, 1997; (d) "Dogs" of Wall Street Portfolio which commenced operations on February 1, 1998; (e) Equity Income, Equity Index, and Small Company Value Portfolios which commenced operations on September 1, 1998; (f) the MFS Mid-Cap Growth Portfolio which commenced operations on April 1, 1999; (g) Goldman Sachs Research, Blue Chip Growth, Growth Opportunities and Technology Portfolios which commenced operations on July 5, 2000; (h) Marsico Growth Portfolio which commenced operations on December 29, 2000; (i) Foreign Value and Small & Mid Cap Value Portfolios which commenced operations on August 1, 2002; and (j) the American Funds Asset Allocation SAST, American Funds Global Growth SAST, American Funds Growth SAST and American Funds Growth-Income SAST Portfolios which commenced operations on September 1, 2006. Effective January 12, 1999, the Trust's fiscal year end changed from November 30 to January 31.


The Asset Allocation Portfolio was reorganized and the assets were moved into a newly formed portfolio in Anchor Series Trust on November 24, 2003. Subsequently, the SunAmerica Series Trust Asset Allocation Portfolio was terminated.


Shares of the Equity Income Portfolio were substituted for shares of the Davis Venture Value Portfolio on November 17, 2006.



Portfolio Name Changes. The Trustees approved the renaming of the following
Portfolios: (a) Fixed Income Portfolio to Corporate Bond Portfolio effective June 1, 1996; (b) Federated Utility Portfolio to Utility Portfolio effective June 3, 1996; (c) Provident Growth Portfolio to Putnam Growth Portfolio effective April 7, 1997; (d) the Growth/Phoenix Investment Counsel Portfolio and Balanced/Phoenix Investment Counsel Portfolio to MFS Growth and Income Portfolio and MFS Total Return Portfolio, respectively, effective January 1, 1999; (e) Venture Value Portfolio to Davis Venture Value Portfolio, effective April 10, 2000; (f) Utility Portfolio to Telecom Utility Portfolio effective July 5, 2000;
(g) Federated Value Portfolio to Federated American Leaders Portfolio effective May 1, 2003; (h) MFS Growth and Income Portfolio to MFS Massachusetts Investors Trust effective May 1, 2003; (i) Putnam Growth Portfolio to Putnam Growth:
Voyager Portfolio effective May 1, 2003; (j) Federated American Leaders Portfolio to Equity Opportunities Portfolio effective May 1, 2007; (k) MFS Mid-Cap Growth Portfolio to Mid-Cap Growth Portfolio effective May 1, 2007; (l) Goldman Sachs Research Portfolio to Capital Growth Portfolio effective May 1, 2007; (m) Marico Growth Portfolio to Marsico Focused Growth Portfolio effective May 1, 2007, and (n) Putnam Growth: Voyager Portfolio to Fundamental Growth Portfolio effective May 1, 2007.



AIG SunAmerica Asset Management Corp. ("AIG SAAMCo" or the "Adviser") serves as investment adviser and manager for the Trust. As described in the Prospectus, AIG SAAMCo retains AllianceBernstein L.P. ("Alliance"), formerly Alliance Capital Management L.P., Columbia Management Advisers, LLC, formerly Banc of America Capital Management, LLC ("CMA"), Davis Selected Advisers L.P. d/b/a Davis Advisors ("Davis"), FAF Advisors, Inc., formerly U.S. Bancorp Asset Management, Inc. ("FAF Advisors"), Federated Investment Management Company ("Federated"), Franklin Advisory Services, LLC ("Franklin"), Goldman Sachs Asset Management International ("GSAM-International"), J.P. Morgan Investment Management Inc. ("JP Morgan"), Marsico Capital Management, LLC ("Marsico"), Massachusetts Financial Services Company ("MFS"), Morgan Stanley Investment Management Inc. d/b/a Van Kampen ("Van Kampen"), OppenheimerFunds, Inc. ("Oppenheimer"), Putnam Investment Management LLC. ("Putnam"), Templeton Investment Counsel, LLC ("Templeton") and Wells Capital Management Incorporated ("WellsCap"), each a "Subadviser," and collectively, the "Subadvisers") to act as Subadvisers to certain of the Trust's Portfolios pursuant to various Subadvisory Agreements with AIG SAAMCo.


On May 22, 2001, the Board of Trustees, including a majority of independent Trustees as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), of the Trust (the "Independent Trustees"), approved the creation of Class B shares and the renaming of all issued and outstanding shares as Class A shares. On July 31, 2002 the Board of Trustees, including a majority of the Independent Trustees, approved the creation of Class 3 shares and the renaming of Classes A and B shares to Classes 1 and 2, respectively. Each class of shares of each Portfolio are offered only in connection with certain variable contracts and variable life insurance polices ("Variable Contracts"). Class 2 and 3 shares of a given Portfolio are identical in all respects to Class 1 shares of the same Portfolio, except that (i) each class may bear differing amounts of certain class-specific expenses; (ii) Class 2 and 3 shares are subject to service and distribution fees, while Class 1 shares are subject only to distribution fees;
(iii) Class 2 and 3 shares have voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to Class 2 and 3 shares and (iv) Class 1 shares have voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to Class 1 shares. The Board of Trustees may establish additional portfolios or classes in the future.

                       INVESTMENT OBJECTIVES AND POLICIES

The investment goal and principal investment strategy for each of the Portfolios, along with certain types of investments the Portfolios make under normal market conditions and for efficient portfolio management, are described under "Trust Highlights" and "More Information About the Portfolios - Investment Strategies" in the Prospectus. The following charts and information supplement the information contained in the Prospectus and also provide information concerning investments the Portfolios make on a periodic basis which includes infrequent investments or investments in which the Portfolios reserve the right to invest. We have also included a supplemental glossary to define investment and risk terminology used in the charts below that does not otherwise appear in the Prospectus under the section entitled "Glossary." In addition, the supplemental glossary also provides additional and/or more detailed information about certain investment and risk terminology that appears in the Prospectus under the section entitled "Glossary." Unless otherwise indicated, investment restrictions, including percentage limitations, are based on the net assets of each Portfolio and apply at the time of purchase. We will notify shareholders at least 60 days prior to any change to a Portfolio's investment goal or 80% investment policy, if applicable. "Net assets" will take into account borrowing for investment purposes.

                       SUPPLEMENTAL INVESTMENT/RISK CHARTS

FIXED INCOME PORTFOLIOS

                    CASH MANAGEMENT       CORPORATE BOND        GLOBAL BOND      HIGH-YIELD BOND         WORLDWIDE HIGH INCOME
                  ------------------  ----------------------  --------------  ---------------------  -----------------------------
In what other     -  Borrowing for    -  Equity securities:   -  Options      -  Options and         -  Fixed income securities:
types of             temporary or                                on swaps        futures
investments may      emergency           -   common stocks                                              -  preferred stocks
the portfolio        purposes                (up to 5%)       -  Defensive    -  Hybrid instruments
periodically         (up to 33 1/3%)                             instruments                            -  pass through securities
invest?                                  -   warrants and                     -  Collateralized
                  -  Illiquid                rights                              bond obligations    -  Equity securities:
                     securities              (up to 10%)                         ("CBOs")
                     (up to 10%)                                                                        -  warrants and rights
                                      -  Dollar rolls                         -  Reverse repurchase        (up to 10%)
                  -  Registered                                                  agreements
                     investment       -  Firm commitments                                               -  convertible securities
                     companies                                                -  Equity securities:
                                      -  Registered                                                  -  Repurchase agreements
                                         investment                              -  warrants and
                                         companies                                  rights (up to    -  Short term investments
                                                                                    10%)
                                      -  Reverse repurchase                                          -  Registered investment
                                         agreements                                                     companies

                                      -  Derivatives

                                      -  REITS

                                      -  Foreign securities:

                                         -  emerging markets

What other types  -  Credit quality   -  Active trading                       -  Active trading
of risks may
potentially or                        -  Emerging markets                     -  Currency
periodically                                                                     volatility
affect the                            -  Growth stocks
Portfolio?                                                                    -  Emerging markets
                                      -  Hedging
                                                                              -  Foreign exposure
                                      -  Prepayment
                                                                              -  lliquidity
                                      -  Real estate
                                         industry

BALANCED OR ASSET ALLOCATION PORTFOLIOS


                                                     BALANCED                         MFS TOTAL RETURN
                                         --------------------------------  -------------------------------------
In what other types of investments may   -  Reverse repurchase agreements  -  Defensive investments the portfolio periodically invest?
                                         -  Foreign securities:            -  Borrowing for temporary or
                                                                              emergency purposes (up to 33 1/3%)
                                            -  emerging markets
                                                                           -  Illiquid securities (up to 15%)

                                                                           -  Currency transactions

                                                                           -  IPOs

What other types of risks may            -  Emerging markets               -  Illiquidity
potentially or periodically affect the
Portfolio?                                                                 -  IPO investing

                                                                           -  Currency volatility

EQUITY PORTFOLIOS


                       AGGRESSIVE GROWTH        ALLIANCE GROWTH     BLUE CHIP GROWTH      CAPITAL GROWTH        DAVIS VENTURE VALUE
                    ----------------------  ----------------------  ----------------  ----------------------  ----------------------
In what other       -  Fixed income         -  Short sales          -  Illiquid       -  Zero coupon bonds    -  Fixed income
types of               securities:                                     securities                                securities:
investments                                 -  Convertible             (up to 15%)    -  Defensive
may the portfolio      -  corporate bonds      securities                                instruments             -  corporate bonds
periodically                                                        -  Fixed income
invest?                -  investment grade  -  Illiquid securities     securities     -  Illiquid securities     -  investment
                          securities           (up to 15%)                               (up to 15%)                grade securities

                       -  preferred stocks  -  Forward commitments                    -  Options on foreign   -  Equity securities:
                                                                                         currencies
                    -  Rights               -  Currency                                                          -  small cap stocks
                                               transactions                           -  IPOs
                    -  Foreign securities:                                                                    -  Options
                                            -  Junk bonds                             -  Fixed income
                       -  emerging markets     (up to 10%)                               securities:          -  Illiquid securities
                                                                                                                 (up to 15%)
                    -  Reverse              -  IPOs                                      -  U.S. government
                       repurchase                                                           securities        -  Registered
                       agreements           -  Foreign securities:                                               investment
                                                                                         -  corporate bonds      companies (up
                    -  Currency                -  emerging markets                                               to 10%)
                       transactions                                                      -  investment grade
                                            -  Equity securities:                           securities        -  Currency
                    -  Forward commitments                                                                       transactions
                                               -  small-cap stocks                       -  preferred stocks
                    -  Securities lending                                                                     -  Borrowing for
                       (up to 33 1/3%)                                                   -  zero coupon and      temporary or
                                                                                            deferred             emergency purposes
                    -  REITs                                                                interest bonds       (up to 33 1/3%)

                    -  Registered                                                                             -  IPOs
                       investment
                       companies

                    -  Short term
                       investments

                    -  Defensive
                       investments

                    -  Firm commitment
                       agreements

                    -  When issued and
                       delayed delivery
                       transactions

                    -  Options and futures

What other types    -  Currency volatility  -  Credit quality       -  Currency       -  Illiquidity          -  Currency volatility
of risks may                                                           volatility
potentially or      -  Emerging markets     -  Currency volatility                    -  IPO investing        -  Emerging markets
periodically                                                        -  Emerging
affect the          -  Foreign exposure     -  Emerging markets        markets                                -  Hedging
Portfolio?
                    -  Interest rate        -  Foreign exposure     -  Hedging                                -  Illiquidity
                       fluctuations
                                            -  IPO investing        -  Illiquidity                            -  Interest rate
                    -  Real estate                                                                               fluctuations
                       industry             -  Short sales risk     -  Interest
                                                                       rate                                   -  IPO investing
                                            -  Small companies         fluctuations
                                                                                                              -  Small companies
                                                                    -  Small sized
                                                                       companies

                                                                    -  Utility
                                                                       industry

                       "DOGS" OF
                      WALL STREET         EQUITY INDEX           EQUITY OPPORTUNITIES     FUNDAMENTAL GROWTH   GROWTH OPPORTUNITIES
                    ---------------  ----------------------  ---------------------------  ------------------  ----------------------
In what other       -  Illiquid      -  IPOs                 -  Fixed income securities:  -  Illiquid         -  Borrowing for
types of               securities                                                            securities          temporary or
investments may        (up to 15%)   -  Foreign securities:     -  U.S. government           (up to 15%)         emergency purposes
the portfolio                                                      securities                                    (up to 33 1/3%)
periodically                            -  emerging markets                               -  Equity
invest?                                                         -  corporate bonds           securities:      -  Foreign securities:


                                                                -  investment grade          -  convertible      -  emerging markets
                                                                   securities                   securities
                                                                                                                 -  depositary
                                                                -  preferred stocks          -  small-cap           receipts
                                                                                                stocks
                                                                -  zero coupon and                               -  Eurodollar and
                                                                   deferred interest      -  Junk bonds             yankee
                                                                   bonds                     (up to 10%)            obligations

                                                             -  Equity securities:        -  Foreign          -  Convertible
                                                                                             securities:         securities (up to
                                                                -  warrants and rights                           5% below investment
                                                                                             -  emerging         grade)
                                                                -  convertible                  markets
                                                                   securities                                 -  Reverse repurchase
                                                                                                                 agreements
                                                                -  small cap stocks
                                                                                                              -  Repurchase
                                                             -  IPOs                                             agreements

                                                             -  Illiquid securities (up                       -  Short Sales
                                                                to 15%)
                                                                                                              -  When-issued and
                                                             -  Reverse repurchase                               delayed-delivery
                                                                agreements                                       securities

                                                             -  Firm commitment                               -  IPOs
                                                                agreements

                                                             -  Registered investment
                                                                companies

                                                             -  REITs

                                                             -  When issued and delayed
                                                                delivery transactions

What other types    -  Illiquidity   -  Currency volatility  -  Active trading            -  Credit quality   -  Currency volatility
of risks may
potentially or                       -  Emerging markets     -  Credit quality            -  Emerging         -  Emerging markets
periodically                                                                                 markets
affect the                           -  Foreign exposure     -  Currency volatility                           -  Foreign exposure
Portfolio?                                                                                -  Illiquidity
                                     -  IPO investing        -  Derivatives                                   -  Illiquidity
                                                                                          -  Small companies
                                                             -  Financial Institution                         -  IPO investing
                                                                Sector
                                                                                                              -  Short sales risk
                                                             -  Foreign exposure

                                                             -  IPO investing

                                                             -  Real estate industry

                                                             -  Technology Sector

                                                             -  Utility Sector


                         GROWTH-INCOME          MARSICO FOCUSED GROWTH      MFS MASSACHUSETTS INVESTORS TRUST      MID-CAP GROWTH
                    ----------------------  ------------------------------  ---------------------------------  ---------------------
In what other       -  Short sales          -  Equity securities:           -  Illiquid securities (up to      -  Illiquid
types of                                                                       15%)                               securities
investments may     -  Equity securities:      -  small-cap stocks                                                (up to 15%)
the portfolio                                                               -  Defensive investments
periodically           -  convertible          -  mid-cap stocks                                               -  Defensive
invest?                   securities                                        -  Borrowing for temporary or         investments
                                            -  Securities lending (up to       emergency purposes (up to 33
                       -  warrants             33 1/3%)                        1/3%)                           -  Borrowing for
                                                                                                                  temporary or
                    -  Fixed income         -  REITS                        -  Short sales                        emergency purposes
                       securities:                                                                                (up to 33 1/3%)
                                            -  Registered investment        -  IPOs
                       -  preferred stocks     companies

                    -  Currency             -  Foreign securities:
                       transactions
                                               -  emerging markets
                    -  Illiquid securities
                       (up to 15%)          -  Derivatives:

                    -  IPOs                    -  forward foreign currency
                                                  contracts

What other types    -  Currency volatility  -  Currency volatility          -  Credit quality                  -  Currency
of risks may                                                                                                      volatility
potentially or      -  Emerging markets     -  Hedging                      -  Currency volatility
periodically                                                                                                   -  Derivatives
affect the          -  Foreign exposure     -  Small and medium sized       -  Illiquidity
Portfolio?                                     companies                                                       -  Hedging
                    -  Illiquidity                                          -  IPO investing
                                                                                                               -  Illiquidity
                    -  IPO investing                                        -  Short sales risk

                    -  Short sales risk

                    -  Small Companies

                                                                          SMALL
                          REAL ESTATE        SMALL & MID CAP VALUE    COMPANY VALUE         TECHNOLOGY            TELECOM UTILITY
                    ----------------------  ----------------------  ----------------  ----------------------  ----------------------
In what other       -  Fixed income         -  Equity securities:   -  Junk bonds     -  Fixed income         -  Fixed income
types of               securities:                                     (up to 5%)        securities:             securities:
investments may                                -  convertible
the portfolio          -  investment grade        securities        -  IPOs              -  corporate bonds      -  U.S. government
periodically              securities                                                                                securities
invest?                                        -  warrants          -  Foreign           -  investment grade
                       -  junk bonds                                   securities:          securities           -  junk bonds
                          (up to 5%)           -  growth stocks
                                                                       -  emerging    -  Currency                -  zero coupon,
                    -  Options              -  Fixed income               markets        transactions               deferred
                                               securities:                                                          interest and
                    -  Illiquid securities                                            -  Forward commitments        PIK bonds
                       (up to 15%)             -  investment grade
                                                  securities                          -  Registered           -  Equity securities:
                    -  Registered                                                        investment
                       investment              -  junk bonds                             companies               -  warrants and
                       companies                  (up to 5%)                                                        rights
                                                                                      -  Short term
                    -  Foreign securities:  -  Hybrid instruments                        investments          -  IPOs

                       -  emerging markets  -  Defensive                              -  Defensive            -  Foreign securities:
                                               investments                               investments
                    -  Securities lending                                                                        -  emerging markets
                                            -  Foreign securities:                    -  Borrowing for
                    -  Currency                                                          temporary or         -  Firm commitment
                       transactions            -  emerging markets                       emergency purposes      agreements
                                                                                         (up to 33 1/3%)
                    -  Borrowing for        -  IPOs                                                           -  When issued and
                       temporary or                                                   -  IPOs                    delayed delivery
                       emergency purposes                                                                        transactions
                       (up to 33 1/3%)
                                                                                                              -  Illiquid securities
                                                                                                                 (up to 15%)

                                                                                                              -  Registered
                                                                                                                 investment
                                                                                                                 companies

What other types    -  Currency volatility  -  Credit quality       -  Credit         -  Currency volatility  -  Credit quality
of risks may                                                           quality
potentially or      -  Credit quality       -  Emerging markets                       -  Hedging              -  Currency volatility
periodically                                                        -  Currency
affect the          -  Derivatives          -  Growth stocks           volatility     -  Interest rate        -  Emerging markets
Portfolio?                                                                               fluctuations
                    -  Emerging markets     -  Interest rate        -  Emerging                               -  Foreign exposure
                                               fluctuations            markets        -  IPO investing
                    -  Hedging                                                                                -  Hedging
                                            -  IPO investing        -  IPO investing
                    -  Illiquidity                                                                            -  Illiquidity

                    -  Utility industry                                                                       -  Interest rate
                                                                                                                 fluctuations

                                                                                                              -  IPO investing

                                                                                                              -  Small and medium
                                                                                                                 sized companies

                                                                                                              -  Value investing

INTERNATIONAL EQUITY PORTFOLIOS

                                                                                           INTERNATIONAL           INTERNATIONAL
                       EMERGING MARKETS         FOREIGN VALUE        GLOBAL EQUITIES   DIVERSIFIED EQUITIES      GROWTH AND INCOME
                    ----------------------  ----------------------  ----------------  ----------------------  ----------------------
In what other       -  Structured notes     -  Equity securities:   -  Short sales    -  Borrowing for        -  Equity securities:
types of                                                                                 temporary or
investments         -  Forward commitments     -  convertible       -  Equity            emergency purposes   -  convertible
may the portfolio                                 securities           securities:       (up to 33 1/3%)         securities
periodically        -  Junk bonds (up to
invest?                5%)                     -  small-cap stocks  -  convertible    -  Depositary receipts  -  warrants
                                                                       securities
                    -  Defensive               -  mid-cap stocks                      -  IPOs                 -  small-cap stocks
                       investments                                  -  Illiquid
                                               -  growth stocks        securities                             -  mid-cap stocks
                                                                       (up to 15%)
                                            -  Currency                                                       -  Illiquid securities
                                               transactions         -  IPOs                                      (up to 15%)

                                            -  Short sales                                                    -  Options and futures

                                            -  Junk bonds (up to                                              -  Defensive
                                               5%)                                                               investments

                                            -  Unseasoned                                                     -  Forward commitments
                                               companies
                                               (up to 5%)

                                            -  Warrants (up to 5%)

                                            -  Equity swaps
                                               (up to 5%)

What other types    -  Credit quality       -  Active trading       -  Illiquidity    -  Credit quality       -  Derivatives
of risks may
potentially or                              -  Growth stocks        -  IPO investing  -  IPO investing        -  Illiquidity
periodically
affect the                                  -  Short sales risk     -  Short sales                            -  Small and medium
Portfolio?                                                             risk                                      sized companies
                                            -  Small and medium
                                               sized companies

                                            -  Unseasoned
                                               companies risk

                              SUPPLEMENTAL GLOSSARY

     ADRS, GDRS, AND EDRS. Foreign securities include, among other things, American Depositary Receipts ("ADRs") and other depositary receipts, including Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and others (which, together with ADRs, GDRs and EDRs, are hereinafter collectively referred to as "Depositary Receipts"), to the extent that such Depositary Receipts become available. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the "underlying issuer") and deposited with the depositary. ADRs include American Depositary Shares and New York Shares and may be "sponsored" or "unsponsored". Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing the unsponsored Depositary Receipt. The depositary of unsponsored Depositary Receipts is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored Depositary Receipt voting rights with respect to the deposited securities or pool of securities. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. A Portfolio may invest in sponsored and unsponsored Depositary Receipts. For purposes of a Portfolio's investment policies, the Portfolio's investments in Depositary Receipts will be deemed to be investments in the underlying securities.

     ASSET-BACKED SECURITIES, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

     Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support that fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

     BORROWING. All of the Portfolios (except the Cash Management Portfolio) are authorized to borrow money to the extent permitted by applicable law. The 1940 Act permits each Portfolio to borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. In seeking to enhance performance, a Portfolio may borrow for investment purposes and may pledge assets to secure such borrowings. The Cash Management Portfolio may not borrow money except for temporary emergency purposes, and then in an amount not in excess of 5% of the value of the Portfolio's total assets. In the event that asset coverage for a Portfolio's borrowings falls below 300%, the Portfolio will reduce within three days the amount of its borrowings in order to provide for 300% asset coverage.

     To the extent a Portfolio borrows for investment purposes, borrowing creates leverage which is a speculative characteristic. Although a Portfolio is authorized to borrow, it will do so only when the Adviser/Subadviser believes that borrowing will benefit the Portfolio after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed monies. Borrowing by a Portfolio will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Leveraging results from borrowing and will magnify declines as well as increases in a Portfolio's net asset value per share and net yield. The Portfolios expect that all of their borrowing will be made on a secured basis. The Portfolios will segregate cash or other liquid assets securing the borrowing for the benefit of the lenders. If assets used to secure a borrowing decrease in value, a Portfolio may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.

     BRADY BONDS. Foreign securities include, among other things, Brady Bonds which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

     CBOs are structured products backed by a diversified pool of high yield public or private fixed income securities. The pool of high yield securities is typically separated into tranches representing different degrees of credit quality. The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risk. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate. Interest payments to lower CBO tranches can also be deferred in situations where the CBO pool is in default. The return on the bottom tranche of CBOs is especially sensitive to the rate of defaults in the collateral pool. CBOs may be deemed to be "illiquid" and subject to a Portfolio's overall limitations on investments in illiquid securities. The High-Yield Bond Portfolio may invest in CBOs.

     A CURRENCY BASKET consists of specified amounts of currencies of certain foreign countries.

     CURRENCY VOLATILITY. The value of a Portfolio's foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-U.S. dollar denominated securities.


     CUSTODIAL RECEIPTS AND TRUST CERTIFICATES. The Capital Growth Portfolio may invest in custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. government securities or other types of securities in which the Portfolio may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, the Portfolio will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Portfolio may also invest in separately issued interests in custodial receipts and trust certificates.

     Although under the terms of a custodial receipt the Portfolio would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Portfolio could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the Portfolio may be subject to delays, expenses and risks that are greater than those that would have been involved if the Portfolio had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

     Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer's credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service has not ruled on the tax treatment of the interest received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

     DERIVATIVES. A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed "over the counter" markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in a Portfolio, the Portfolio will be exposed to the risks associated with hedging as described in this glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

     The Corporate Bond Portfolio's exposure to derivatives, including hybrid instruments (as described herein), will be limited to no more than 10% of the Portfolio's net assets.

     EMERGING MARKETS. Investments in companies domiciled in emerging market countries may be subject to additional risks. Specifically, volatile social, political and economic conditions may expose investments in emerging or developing markets to economic structures that are generally less diverse and mature. Emerging market countries may have less stable political systems than those of more developed countries. As a result, it is possible that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

     Another risk is that the small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. If a Portfolio's securities will generally be denominated in foreign currencies, the value of such securities to the Portfolio will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Portfolio's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

     A further risk is that the existence of national policies may restrict a Portfolio's investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. Also, some emerging market countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.

     EXCHANGE TRADED FUNDS (ETFs) are a type of investment company bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. A Portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risk of owning the underlying securities they are designed to track. Although, lack of liquidity in an ETF results in its being more volatile and ETFs have management fees which increase their cost. The Portfolios' ability to invest in ETFs is limited by the Investment Company Act. See "Other Investment Companies."

     FLOATING RATE OBLIGATIONS. These securities have a coupon rate that changes at least annually and generally more frequently. The coupon rate is set in relation to money market rates. The obligations, issued primarily by banks, other corporations, governments and semi-governmental bodies, may have a maturity in excess of one year. In some cases, the coupon rate may vary with changes in the yield on Treasury bills or notes or with changes in LIBOR (London Interbank Offering Rate). The Adviser considers floating rate obligations to be liquid investments because a number of U.S. and foreign securities dealers make active markets in these securities.

     FOREIGN SECURITIES. A foreign security is a security issued by an entity domiciled or incorporated outside of the United States. A foreign security includes corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.

     A Portfolio may invest in non-U.S. dollar-denominated foreign securities, in accordance with its specific investment objective(s), investment programs, policies, and restrictions. Investing in foreign securities may involve advantages and disadvantages not present in domestic investments. There may be less publicly available information about securities not registered domestically, or their issuers, than is available about domestic issuers or their domestically registered securities. Stock markets outside the U.S. may not be as developed as domestic markets, and there may also be less government supervision of foreign exchanges and brokers. Foreign securities may be less liquid or more volatile than U.S. securities. Trade settlements may be slower and could possibly be subject to failure. In addition, brokerage commissions and custodial costs with respect to foreign securities may be higher than those for domestic investments. Accounting, auditing, financial reporting and disclosure standards for foreign issuers may be different than those applicable to domestic issuers. Non-U.S. dollar-denominated foreign securities may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations (including currency blockage) and a Portfolio may incur costs in connection with conversions between various currencies. Foreign securities may also involve risks due to changes in the political or economic conditions of such foreign countries, the possibility of expropriation of assets or nationalization, and possible difficulty in obtaining and enforcing judgments against foreign entities.

     Investments in the securities of foreign issuers often involve currencies of foreign countries and may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. To the extent that a Portfolio is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. A Portfolio also may be subject to currency exposure independent of its securities positions.

     Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United

States or abroad. To the extent that a substantial portion of a Portfolio's total assets, adjusted to reflect the Portfolio's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries. A Portfolio's net currency positions may expose it to risks independent of its securities positions. In addition, if the payment declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Portfolio may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS ("Forward Contracts") involve bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Institutions that deal in forward currency contracts, however, are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. Although foreign exchange dealers generally do not charge a fee for such transactions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. A portfolio may enter into Forward Contracts for hedging purposes and/or to seek to increase total return.

     To the extent that a substantial portion of a Portfolio's total assets, adjusted to reflect the Portfolio's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries.

     Forward Contracts are generally used to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

     Forward Contracts may also be entered into with respect to specific transactions. For example, when a Portfolio enters into a contract for the purchase or sale of a security denominated in (or affected by fluctuations in, in the case of ADRs) a foreign currency, or when a Portfolio anticipates receipt of dividend payments in a foreign currency, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction. A Portfolio will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

     Forward Contracts are also used to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when a Portfolio believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the portfolio securities denominated in (or affected by fluctuations in, in the case of ADRs) such foreign currency, or when a Portfolio believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount. In this situation a Portfolio may, in the alternative, enter into a Forward Contract to sell a different foreign currency for a fixed U.S. dollar amount where the Portfolio believes that the U.S. dollar value of the currency to be sold pursuant to the Forward Contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Portfolio are denominated ("cross-hedged"). A Portfolio may also hedge investments denominated in a foreign currency by entering into forward currency contracts with respect to a foreign currency that is expected to correlate to the currency in which the investments are denominated ("proxy hedging"). In addition, the Global Bond Portfolio may enter into foreign currency transactions to seek a closer correlation between its overall currency exposures and the currency exposures of its performance benchmark.

     The Portfolios will cover outstanding forward currency contracts by maintaining either liquid portfolio securities denominated in the currency underlying the Forward Contract or the currency being hedged, or by owning a corresponding opposite forward position (long or short position, as the case may be) in the same underlying currency with the same maturity date ("Covering/Closing Forwards"). To the extent that a Portfolio is not able to cover its forward currency positions with either underlying portfolio securities or with Covering/Closing Forwards, or to the extent to any portion of a position is either not covered by a corresponding opposite position or is "out of the money" in the case where settlement prices are different on the short and long positions, the Portfolio will segregate cash or other liquid securities having a value equal to the aggregate amount of the Portfolio's commitments under Forward Contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the account will equal the amount of the Portfolio's commitments with respect to such contracts. As an alternative to segregating assets, a Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract price or the Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

     The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Portfolio is obligated to deliver. The projection of short- term currency market movements is extremely difficult, and the successful execution of a short term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Portfolio to sustain losses on these contracts and transactions costs.

     At or before the maturity of a Forward Contract requiring a Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Portfolio may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Portfolio would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

     The cost to a Portfolio of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Portfolio must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

     Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

     The portfolio management team for the Global Bond Portfolio may manage the foreign exchange risk embedded in foreign securities by means of a currency overlay program. The program may be utilized to protect the value of foreign investments in sustained periods of dollar appreciation and to increase returns by seeking to take advantage of foreign exchange fluctuations.

     HYBRID INSTRUMENTS, including indexed, structured securities and ETFs, combine the elements of

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derivatives, including futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

     Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid.

     The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument, which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

     Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

     Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

     Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor the Portfolio would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodity Futures Trading Commission (the "CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the Securities and Exchange Commission (the "SEC"), which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

     The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Portfolio. Accordingly, a Portfolio that so invests will limit its investments in Hybrid Instruments to 10% of its total assets.

     Hybrid Instruments include structured investments which are organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in Structured Securities are generally of a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

     A credit linked note ("CLN") is a type of hybrid instrument in which a special purpose entity issues a structured note (the "Note Issuer") that is intended to replicate a corporate bond or a portfolio of corporate bonds. The purchaser of the CLN (the "Note Purchaser") invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the "Reference Bond"). Upon maturity of the CLN, the Note Purchaser will receive a payment equal to (i) the original par amount paid to the Note Issuer, if there is neither a designated event of default (an "Event of Default") with respect to the Reference Bond nor a restructuring of the issuer of the Reference Bond (a "Restructuring Event") or (ii) the value of the Reference Bond, if an Event of Default or a Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical deliver of the Reference Bond in the event of an Event of Default or a Restructuring Event.

     ILLIQUID SECURITIES. Each of the Portfolios may invest no more than 15% (10% in the case of the Cash Management Portfolio) of its net assets, determined as of the date of purchase, in illiquid securities including repurchase agreements that have a maturity of longer than seven days or in other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There generally will be a lapse of time between a mutual fund's decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, the Portfolios will seek to obtain the right of registration at the expense of the issuer (except in the case of "Rule 144A securities," as described below).

     In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act for which there is a readily available market will not be deemed to be illiquid. The Adviser or Subadviser, as the case may be, will monitor the liquidity of such restricted securities subject to the supervision of the Board of Trustees of the Trust. In reaching liquidity decisions, the Adviser, or Subadviser, as the case may be, will consider, inter alia, pursuant to guidelines and procedures established by the Trustees, the following factors:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

     Commercial paper issues in which a Portfolio may invest include securities issue by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. The Cash Management Portfolio's 10% limitation on investments in illiquid securities includes Section 4(2) paper that its Subadviser has not determined to be liquid pursuant to guidelines established by the Trustees. The Board of Trustees delegated to the Adviser (and the Adviser, in turn, delegated to its Subadviser) the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Trustees that require the Adviser to take into account the same factors described above for other restricted securities and require the Adviser to perform the same monitoring and reporting functions.

     INTERFUND BORROWING AND LENDING PROGRAM. The Trust has received exemptive relief from the SEC which permits a Portfolio to participate in an interfund lending program among investment companies advised by AIG SAAMCo or an affiliate. The interfund lending program allows the participating Portfolios to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating Portfolios, including the requirement that no Portfolio may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating Portfolios from a typical bank for comparable transaction. In addition, a Portfolio may participate in the program only if and to the extent that such participation is consistent with the Portfolio's investment objectives and policies (for instance, money market funds would normally participate only as lenders). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day's notice. A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board of the participating Portfolios. To the extent a Portfolio is actually engaged in borrowing through the interfund lending program, the Portfolio will comply with its investment policy on borrowing.

     INVERSE FLOATERS are leveraged inverse floating rate debt instruments. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio's 15% limitation on investments in such securities.

     LOAN PARTICIPATIONS AND ASSIGNMENTS include investments in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign or corporate debt obligations and one or more financial institutions ("Lenders"). Investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. In the case of Participations, the Portfolios will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, the Portfolios may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Portfolios will acquire Participations only if the Lender interpositioned between the Portfolios and the borrower are determined by the Adviser/Subadviser to be creditworthy. When the Portfolios purchase Assignments from Lenders they will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Portfolios as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Portfolios anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolios' liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolios to assign a value to these securities for purposes of valuing the Portfolios and calculating its net asset value.

     The MFS Total Return Portfolio may also purchase or trade other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loan participations acquired by the Portfolio may involve revolving credit facilities or other standby financing commitments that obligate the Portfolio to pay additional cash on a certain date or on demand.

     The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loan participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and there may be no liquid market for such securities, as described above.

     MORTGAGE-BACKED SECURITIES include investments in mortgage-related securities, including certain U.S. government securities such as GNMA, FNMA or FHLMC certificates (as defined below), and private mortgage-related securities, which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, fifteen-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.

     The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Thus, the actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Portfolio to differ from the yield calculated on the basis of the expected average life of the pool.

     Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as does the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that the Portfolio receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Portfolio. Monthly interest payments received by the Portfolio have a compounding effect, which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. A Portfolio may purchase mortgage-backed securities at a premium or at a discount.

     The following is a description of GNMA, FNMA and FHLMC certificates, the most widely available mortgage-backed securities:

     GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that a Portfolio may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

     GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmer's Home Association ("FMHA"), or guaranteed by the Veterans Administration. The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

     The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Portfolio has purchased the certificates at a premium in the secondary market.

     FHLMC Certificates. The FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs") (collectively, "FHLMC Certificates"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCs and the ultimate payment of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. government.

     FNMA Certificates. The FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. government.

     Other types of mortgage-backed securities include:

          Conventional Mortgage Pass-Through Securities represent participation interests in pools of mortgage loans that are issued by trusts formed by originators of the institutional investors in mortgage loans (or represent custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, insurance companies, investment banks or special purpose subsidiaries of the foregoing. For federal income tax purposes, such trusts are generally treated as grantor trusts or Real Estate Mortgage Investment Conduits ("REMICs") and, in either case, are generally not subject to any significant amount of federal income tax at the entity level.

          The mortgage pools underlying Conventional Mortgage Pass-Through Securities consist of conventional mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on residential or mixed residential and commercial properties. Conventional Mortgage Pass-Through Securities (whether fixed or adjustable rate) provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amount paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. A trust fund with respect to which a REMIC election has been made may include regular interests in other REMICs, which in turn will ultimately evidence interests in mortgage loans.

          Conventional mortgage pools generally offer a higher rate of interest than government and government-related pools because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loans, title, pool and hazard insurance and letters of credit. The insurance and guarantees may be issued by private insurers and mortgage poolers. Although the market for such securities is becoming increasingly liquid, mortgage-related securities issued by private organizations may not be readily marketable.

          Collateralized Mortgage Obligations ("CMOs") are fully collateralized bonds that are the general obligations of the issuer thereof (e.g., the U.S. government, a U.S. government instrumentality, or a private issuer). Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs.

          Principal and interest on the underlying mortgage assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the mortgage assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

          Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those that are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

          A wide variety of CMOs may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which accrue interest at a specified rate only until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay CMOs which generally require that specified amounts of principal be applied on each payment date to one or more classes of CMOs (the "PAC Certificates"), even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or

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     more tranches generally must be created to absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

          Stripped Mortgage-Backed Securities ("SMBS") are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS have greater market volatility than other types of U.S. government securities in which a Portfolio invests. A common type of SMBS has one class receiving some of the interest and all or most of the principal (the "principal only" class) from the mortgage pool, while the other class will receive all or most of the interest (the "interest only" class). The yield to maturity on an interest only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on a Portfolio's yield. While interest-only and principal-only securities are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Portfolio's net asset value per share. Only government interest-only and principal-only securities backed by fixed-rate mortgages and determined to be liquid under guidelines and standards established by the Trustees may be considered liquid securities not subject to a Portfolio's limitation on investments in illiquid securities.

     MUNICIPAL BONDS. Fixed income securities include, among other things, municipal bonds which are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds include debt securities which pay interest income that is subject to the alternative minimum tax. A Portfolio may invest in Municipal Bonds whose issuers pay interest on the Bonds from revenues from projects such as multifamily housing, nursing homes, electric utility systems, hospitals or life care facilities.

     NEWLY DEVELOPED SECURITIES. In addition, each Portfolio may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Portfolio's investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus and SAI, as appropriate, will be amended or supplemented as appropriate to discuss any such new investments.

     NON-DIVERSIFIED STATUS. The Global Bond, Worldwide High Income, "Dogs" of Wall Street and Marsico Growth Portfolios have registered as "non-diversified" investment companies. As a result, under the 1940 Act, the Portfolios are limited only by their own investment restrictions as to the percentage of their assets that may be invested in the securities of any one issuer. However, in spite of the flexibility under the 1940 Act, the Portfolios would still have to meet quarterly diversification requirements under the Code in order to qualify as regulated investment companies. As a result of the Code's diversification requirements, the Portfolios may not have the latitude to take full advantage of the relative absence of 1940 Act diversification requirements.

     OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within in a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, indices, foreign currencies, etc. at a specified future date and price. Options and Futures (defined below) are generally used for either hedging or income enhancement purposes.

     Options can be either purchased or written (i.e., sold). A call option written by a Portfolio obligates a Portfolio to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. After any such sales up to 25% of a Portfolio's total assets may be subject to calls. All call options written by a Portfolio must be "covered," which means that a Portfolio will own the securities subject to the option as long as the option is outstanding. The purpose of writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, a Portfolio may forego the opportunity to profit from an increase in the market price of the underlying security.

     A put option written by a Portfolio obligates a Portfolio to purchase specified securities from the option holder

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at a specified price if the option is exercised at any time before the expiration date. All put options written by a Portfolio must be "covered," which means that the Portfolio will segregate cash, liquid assets or other suitable cover as permitted by the SEC with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for a Portfolio. However, in return for the option premium, a Portfolio accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

     The following is more detailed information concerning Options, Futures and Options on Futures:

          Options on Securities. When a Portfolio writes (i.e., sells) a call option ("call") on a security it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. A Portfolio has retained the risk of loss should the price of the underlying security decline during the call period, which may be offset to some extent by the premium.

          To terminate its obligation on a call it has written, a Portfolio may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because a Portfolio retains the underlying security and the premium received. If a Portfolio could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.

          When a Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and a Portfolio will lose its premium payment and the right to purchase the underlying investment.

          A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to a Portfolio as writing a covered call. The premium a Portfolio receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, a Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, a Portfolio (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, a Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, a Portfolio may incur a loss equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

          A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Portfolio. A Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

          When a Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment a Portfolio owns enables the Portfolio to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Portfolio will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit).

          Buying a put on an investment a Portfolio does not own permits the Portfolio either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, a Portfolio could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

          When writing put options on securities, to secure its obligation to pay for the underlying security, a Portfolio will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. A Portfolio therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of a Portfolio as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring a Portfolio to take delivery of the underlying security against payment of the exercise price. A Portfolio has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which a Portfolio effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Portfolio has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

          The purchase of a spread option gives a Portfolio the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Portfolio does not own, but which is used as a benchmark. The risk to a Portfolio in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Portfolio against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is provided only during the life of the spread option.

          Options on Foreign Currencies. Puts and calls are also written and purchased on foreign currencies in an attempt to protect against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. A call written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A put option is "covered" if the Portfolio segregates cash or other liquid securities with a value at least equal to the exercise price of the put option. A call written by a Portfolio on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Portfolio collateralizes the option by segregating cash or other liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

          As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received. A Portfolio could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.

          In addition to using options for the hedging purposes described above, a Portfolio may use options on currency to seek to increase total return. A Portfolio may write (sell) covered put and call options on any currency in an attempt to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, a Portfolio may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, a Portfolio accepts, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency's market value at the time of purchase.

          A Portfolio may purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. A Portfolio would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise a Portfolio would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by the Portfolio for the purpose of benefiting from a decline in the value of currencies which it does not own. A Portfolio would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, a Portfolio would realize either no gain or a loss on the purchase of the put option.

          Options on Securities Indices. Puts and calls on broadly based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures. When a Portfolio buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Portfolio, a seller of a corresponding call on the same investment will pay Portfolio an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When a Portfolio buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Portfolio's exercise of its put, to deliver to the Portfolio an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

          The use of options would subject the Portfolio to certain risks. The subadviser's predictions of movements in the direction of the securities markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution may leave the Portfolio in a worse position than if the option had not been used. Other risks inherent in the use of options include contracts and movements in the prices of the securities included in the indices underlying the options.

          Yield Curve Options. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent not anticipated. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed. Because these securities are traded over-the-counter, the SEC has taken the position that yield curve options are illiquid and, therefore, cannot exceed the SEC illiquidity ceiling. A Portfolio that may enter into yield curve options transactions will cover such transactions as described above.

          Reset Options are options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date for, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Series is pad at termination, the Series assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Series purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

          Futures. Interest rate futures contracts, foreign currency futures contracts and stock and bond index futures contracts, including futures on U.S. government securities (together, "Futures") are used primarily for hedging purposes and from time to time for income enhancement. Upon entering into a Futures transaction, a Portfolio will be required to segregate an initial margin payment of cash or other liquid securities with the futures commission merchant (the "futures broker"). Futures are also often used to adjust exposure to various equity or fixed income markets or as a substitute for investments in underlying cash markets. As the Future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the Future, if a Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded.

          Interest rate futures contracts are purchased or sold generally for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio's current or intended investments in fixed-income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio's portfolio. However, since the Futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.

          Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the Futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

          Foreign currency futures contracts are generally entered into for hedging or income enhancement purposes to attempt to protect a Portfolio's current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. For example, a Portfolio may sell futures contracts on a foreign currency when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Portfolio's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates. As another example, the Global Bond Portfolio may enter into futures transactions to seek a closer correlation between its overall currency exposures and its performance benchmark.

          Conversely, a Portfolio could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio will sustain losses on its futures position, which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

          Options on Futures include options on interest rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts.

          The writing of a call option on a Futures contract constitutes a partial hedge against declining prices of the securities in the portfolio. If the Futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the portfolio holdings. The writing of a put option on a Futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium that provides a partial hedge against any increase in the price of securities the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss, which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on Futures positions, a Portfolio's losses from exercised options on Futures may to some extent be reduced or increased by changes in the value of portfolio securities.

          A Portfolio may purchase options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call Options on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call but the securities the Portfolio intends to purchase may be less expensive.


     Limitations on entering into Futures Contracts. In addition, each Portfolio as an operating policy which provides that it will not enter into Futures contracts or write put or call options with respect to Futures contracts unless such transactions are either "covered" or subject to appropriate asset segregation requirements. The Portfolios base their asset segregation policies on methods permitted by the SEC staff and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff. Generally, these require that a Portfolio segregate an amount of assets equal to its obligations relative to the position involved, adjusted daily on a mark-to-market basis. With respect to Futures contracts that are not contractually required to "cash-settle," each Portfolio covers its open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to Futures contracts that are contractually required to "cash-settle," however, each Portfolio sets aside liquid assets in an amount equal to that Portfolio's daily marked-to-market (net) obligation (i.e., the Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to its net obligation under cash-settled futures, each

Portfolio may employ leverage to a greater extent than if the Portfolio has an operating policy which provides that it will not enter into custodial arrangements with respect to initial or variation margin deposits or marked-to-market amounts unless the custody of such initial and variation margin deposits and marked-to-market amounts is in compliance with current SEC or CFTC staff interpretive positions or no-action letters or rules adopted by the SEC.



     OTHER INVESTMENT COMPANIES. Certain Portfolios may invest in securities of other investment companies (including exchange-traded funds, such as SPDRs and iShares(SM), as defined below) subject to statutory limitations prescribed by the 1940 Act. These limitations include a prohibition on any Portfolio acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Portfolio's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Exchange-traded funds such as SPDRs and iShares(SM) are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQR National Market System.


     iShares(SM) are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices or various countries and regions. iShares(SM) are listed on the AMEX and were initially offered to the public in 1996. The market prices of iShares(SM) are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares(SM) on the AMEX. To date, iShares(SM) have traded at relatively modest discounts and premiums to their net asset values. However, iShares(SM) have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares(SM) for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares(SM) will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares(SM) should occur in the future, the liquidity and value of a Portfolio's shares could also be substantially and adversely affected. If such disruptions were to occur, a Portfolio could be required to reconsider the use of iShares(SM) as part of its investment strategy.

     SPDRs. Standard & Poor's Depositary Receipts ("SPDRs") are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a trust established to accumulate and hold a portfolio of common stocks intended to track the price performance and dividend yield of the S&P 500. SPDRs may be used for several reasons, including but not limited to facilitating the handling of cash flows or trading, or reducing transaction costs. The use of SPDRs would introduce additional risk, as the price movement of the instrument does not perfectly correlate with the price action of the underlying index.

     REITS pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income and with the requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of credit extended. Equity and Mortgage REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from registration under the Investment Company Act of 1940, as amended (the "1940 Act"). Changes in interest rates may also affect the value of the debt securities in the Portfolio's portfolio. By investing in REITs indirectly through the Portfolio, a shareholder will bear not only his proportionate share of the expense of the Portfolio, but also, indirectly, similar expenses of the REITs, including compensation of management.

     REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements may be entered into with brokers, dealers, domestic and foreign banks or other financial institutions that have been determined by the Adviser/Subadviser to be creditworthy. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Portfolio will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will segregate cash or other liquid securities in an amount at least equal to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's repurchase obligation, and the Portfolio's use of proceeds of the agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings and are subject to the percentage limitations on borrowings. See "Investment Restrictions."

     ROLL TRANSACTIONS involve the sale of mortgage or other asset-backed securities ("roll securities") with the commitment to purchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal and interest paid on the roll securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. A Portfolio will enter only into covered rolls. Because roll transactions involve both the sale and purchase of a security, they may cause the reported portfolio turnover rate to be higher than that reflecting typical portfolio management activities.

     Roll transactions involve certain risks, including the following: if the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument that the Portfolio is required to repurchase may be worth less than an instrument that the Portfolio originally held. Successful use of roll transactions will depend upon the Adviser/Subadviser's ability to predict correctly interest rates and in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.

     SECTOR RISK. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

     SECURITIES LENDING. Consistent with applicable regulatory requirements, each Portfolio except the Cash Management Portfolio may lend portfolio securities in amounts up to 33 1/3% of total assets to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Portfolio and are at all times secured by cash or equivalent collateral. In lending its portfolio securities, a Portfolio receives income while retaining the securities' potential for capital appreciation. The advantage of such loans is that a Portfolio continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which will be invested in high-quality short-term debt securities, including repurchase agreements. A loan may be terminated by the borrower on one business day's notice or by a Portfolio at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the Adviser/Subadviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to a Portfolio; and any gain or loss in the market price of the loaned security during the loan would inure to the Portfolio. Each such Portfolio will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

     Since voting or consent rights accompanying loaned securities pass to the borrower, each such Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Portfolio's investment in the securities that are the subject of the loan.

     SHORT SALES are effected by selling a security that a Portfolio does not own. Certain Portfolios may engage in short sales "against the box." A short sale is "against the box" to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short. A short sale against the box of an "appreciated financial position" (e.g., appreciated stock) generally is treated as a sale by the Portfolio for federal income tax purposes. A Portfolio generally will recognize any gain (but not loss) for federal income tax purposes at the time that it makes a short sale against the box. A Portfolio may not enter into a short sale against the box, if, as a result, more than 25% of its total assets would be subject to such short sales. The High-Yield Bond Portfolio may also engage in "naked" short sales. In a naked short transaction, a Portfolio sells a security it does not own to a purchaser at a specified price. To complete a naked short sale, a Portfolio must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender. When a Portfolio makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Portfolio replaces the borrowed securities. To deliver the securities to the buyer, a Portfolio will need to arrange through a broker to borrow the securities and, in so doing, a Portfolio will become obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. A Portfolio may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced. Until a Portfolio replaces a borrowed security, the Portfolio will segregate and maintain daily, cash or other liquid securities, at such a level that the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short. Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.


     SHORT-TERM INVESTMENTS, including both U.S. and non-U.S. dollar denominated money market instruments, are invested in for reasons that may include (a) for liquidity purposes (to meet redemptions and expenses); (b) to generate a return on idle cash held by a Portfolio during periods when an Adviser/Subadviser is unable to locate favorable investment opportunities; or (c) for temporary defensive purposes. Although each Portfolio may invest in short-term investments, the Cash Management Portfolio invests principally in short-term investments. Common short-term investments include, but are not limited to:

     Money Market Securities. Money market securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers' acceptances, time deposits and certificates of deposit.

     Commercial Bank Obligations are certificates of deposit ("CDs") (interest-bearing time deposits), bankers' acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity) representing direct or contingent obligations of commercial banks. CDs are securities that represent deposits in a depository institution for a specified rate of interest and normally are negotiable. CDs issued by a foreign branch (usually London) of a U.S. domestic bank are known as Eurodollar CDs. Although certain risks may be associated with Eurodollar CDs that are not associated with CDs issued in the U.S. by domestic banks, the credit risks of these obligations are similar because U.S. banks generally are liable for the obligations of their branches. CDs issued through U.S. branches of foreign banks are known as Yankee CDs. These branches are subject to federal or state banking regulations. The secondary markets for Eurodollar and Yankee CDs may be less liquid than the market for CDs issued by domestic branches of U.S. banks. The Cash Management Portfolio may also invest in obligations issued by commercial banks with total assets of less than $1 billion if the principal amount of these obligations owned by the Cash Management Portfolio is fully insured by the Federal Deposit Insurance Corporation ("FDIC").

     Savings Association Obligations are CDs issued by mutual savings banks or savings and loan associations with assets in excess of $1 billion and whose deposits are insured by the FDIC. The Cash Management Portfolio may also invest in obligations issued by mutual savings banks or savings and loan associations with total assets of less than $1 billion if the principal amount of these obligations owned by the Cash Management Portfolio is fully insured by the FDIC.

     Commercial Paper are short-term notes (up to 12 months) issued by corporations or governmental bodies, including variable amount master demand notes. The Cash Management Portfolio may purchase commercial paper only if judged by the Adviser to be of suitable investment quality. This includes commercial paper that is (a) rated in one of the two highest categories by any two or more nationally recognized statistical rating organizations ("NRSRO") or one NRSRO if only one NRSRO has rated the security, or (b) other commercial paper deemed on the basis of the issuer's creditworthiness to be of a quality appropriate for the Cash Management Portfolio. (No more than 5% of the Cash Management Portfolio's assets may be invested in commercial paper in the second highest rating category; no more than the greater of 1% of the Cash Management Portfolio's assets or $1 million may be invested in such securities of any one issuer.) See "Appendix - Corporate Bond and Commercial Paper Ratings" for a description of the ratings. The Cash Management Portfolio will not purchase commercial paper described in (b) above if such paper would in the aggregate exceed 15% of its total assets after such purchase.

     Extendable Commercial Notes ("ECNs") are very similar to commercial paper except that with ECNs the issuer has the option to extend maturity to 390 days. ECNs are issued at a discount rate with an initial redemption of not more than 90 days from the date of issue. The issuer of an ECN has the option to extend maturity to 390 days. If ECNs are not redeemed by the issuer on the initial redemption date the issuer will pay a premium (step-up) rate based on the ECNs' credit rating at the time. The Cash Management Portfolio may purchase ECNs only if judged by its Subadviser to be of suitable investment quality. This includes ECNs that are (a) rated in the two highest categories by Standard & Poor's Rating Service, a division of the McGraw-Hill Companies, Inc. ("Standard & Poor's" or "S&P") and by Moody's Investor Service, Inc. ("Moody's"), or (b) other ECNs deemed on the basis of the issuer's creditworthiness to be of a quality appropriate for the Cash Management Portfolio. (No more than 5% of the Cash Management Portfolio's assets may be invested in ECNs in the second highest rating category; no more than the greater of 1% of the Cash Management Portfolio's assets or $1 million may be invested in such securities of any one issuer.) See "Appendix - Corporate Bond and Commercial Paper Ratings" for a description of the ratings. The Cash Management Portfolio will not purchase ECNs described in (b) above if such paper would in the aggregate exceed 15% of its total assets after such purchase.

     Variable Amount Master Demand Notes permit a Portfolio to invest varying amounts at fluctuating rates of interest pursuant to the agreement in the master note. These are direct lending obligations between the lender and borrower, they are generally not traded, and there is no secondary market. Such instruments are payable with accrued interest in whole or in part on demand. The amounts of the instruments are subject to daily fluctuations as the participants increase or decrease the extent of their participation. The Cash Management Portfolio's investments in these instruments are limited to those that have a demand feature enabling the Cash Management Portfolio unconditionally to receive the amount invested from the issuer upon seven or fewer days' notice. Generally, the Cash Management Portfolio attempts to invest in instruments having a one-day notice provision. In connection with master demand note arrangements, the Adviser/Subadviser, subject to the direction of the Trustees, monitors on an ongoing basis the earning power, cash flow and other liquidity ratios of the borrower, and its ability to pay principal and interest on demand. The Adviser/Subadviser also considers the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody's or Standard & Poor's and a Portfolio may invest in them only if it is determined that at the time of investment the notes are of comparable quality to the other commercial paper in which a Portfolio may invest. Master demand notes are considered to have a maturity equal to the repayment notice period unless the Adviser/Subadviser has reason to believe that the borrower could not make timely repayment upon demand.

     Corporate Bonds and Notes. A Portfolio may purchase corporate obligations that mature or that may be redeemed in 397 days or less. These obligations originally may have been issued with maturities in excess of such period. The Cash Management Portfolio may invest only in corporate bonds or notes of issuers having outstanding short-term securities rated in the top two rating categories by Standard & Poor's and Moody's. See "Appendix - Corporate Bond and Commercial Paper Ratings" for description of investment-grade ratings by Standard & Poor's and Moody's.

     U.S. Government Securities are debt securities maturing within one year of the date of purchase include adjustable-rate mortgage securities backed by Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), and other non-agency issuers. Although certain floating or variable rate obligations (securities whose coupon rate changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered short-term debt securities.

     Repurchase Agreements. A Portfolio will enter into repurchase agreements involving only securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Adviser/Subadviser, subject to the guidance of the Board of Trustees. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time a Portfolio's money is invested in the security. Whenever a Portfolio enters into a repurchase agreement, it obtains appropriate collateral. The instruments held as collateral are valued daily and if the value of the instruments declines, the Portfolio will require additional collateral. If the seller under the repurchase agreement defaults, the Portfolio may incur a loss if the value of the collateral securing the repurchase agreement has declined, and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited. The Trustees have established guidelines to be used by the Adviser/Subadviser in connection with transactions in repurchase agreements and will regularly monitor each Portfolio's use of repurchase agreements. A Portfolio will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 15% (10% with respect to the Cash Management Portfolio) of the value of its total assets. However, repurchase agreements having a maturity of seven days or less for temporary defensive purposes are not subject to the limits on illiquid securities.

     Money Market Funds. The Cash Management Portfolio is permitted to invest in other registered Money Market Funds for temporary purposes and to the extent permitted under the 1940 Act, provided that the yield on such investment, net of fund fees and expenses, is greater than the yield available on other overnight investments.

     STANDBY COMMITMENTS. Standby commitments are put options that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A Portfolio may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default. Ordinarily, the Portfolio may not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A Portfolio may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the Portfolio, or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Adviser/Subadviser may rely upon its evaluation of a bank's credit in determining whether to support an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including: the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Portfolios; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

     SWAPS. Interest-Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Options On Swaps and Interest-Rate Caps, Floors and Collars. Entering into interest-rate swaps or mortgage swaps or purchasing interest-rate caps, floors or collars is often done to protect against interest rate fluctuations and hedge against fluctuations in the fixed income market. A Portfolio will generally enter into these hedging transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio and to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest-rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating-rate payments for fixed-rate payments. Since interest-rate swaps are individually negotiated, the Portfolios expect to achieve an acceptable degree of correlation between their respective portfolio investments and their interest-rate positions. Portfolios will enter into interest-rate swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolios receiving or paying, as the case may be, only the net amount of the two payments. Interest-rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest-rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.

If the other party to an interest-rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive, if any. The use of interest-rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

     Credit Swaps. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties' respective rights to make or receive payments in specified currencies. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. Currently, the Global Bond Portfolio may invest up to 5% of its net assets in credit swaps, currency swaps and option on swaps.

     The purchase of an interest-rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest-rate cap. The purchase of an interest-rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest-rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Since interest rate, mortgage, credit and currency swaps and interest rate caps, floors and collars are individually negotiated, each Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and its swap, cap, floor and collar positions.

     Portfolios will not enter into any mortgage swap, interest-rate swap, cap or floor transaction unless the unsecured commercial paper, senior debt, or the claims paying ability of the other party thereto is rated either AA or A-1 or better by Standard & Poor's or Aa or P-1 or better by Moody's, or is determined to be of equivalent quality by the applicable Subadviser.

     Equity Swaps. Equity swaps are typically entered into for the purpose of investing in a market without owning or taking physical custody of securities in various circumstances where direct investment in the securities is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. The counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Portfolio may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Portfolio on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Portfolio on the notional amount. In other cases, the counterparty and the Portfolio may agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

     A Portfolio will generally enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to an equity swap defaults, the Portfolio's risk of loss consists of the net amount of payment that the Portfolio is contractually entitled to receive, if any. The Portfolio will segregate cash or other liquid securities in an amount having an aggregate net asset value at least equal to the accrued excess of the Portfolio's obligations over its entitlements with respect to each equity swap.

     Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Portfolio's potential exposure, as permitted by applicable law, the Portfolio believes that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions.

     Inflation Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap (with some lag on the referenced inflation index), and the other pays a compounded fixed rate. A portfolio intends to utilize inflation swap agreements where there is no exchange of cash payments until the maturity of the swap. These are sometimes called zero coupon inflation swaps. Inflation swap agreements may be used to protect the net asset value of the Portfolio against an unexpected change in the rate of inflation measured by an inflation index.

     Inflation swap agreements entail the risk that a party will default on its payment obligations to the Portfolio thereunder. Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty. The Portfolio will enter into inflation swaps on a net basis (i.e., the two payment streams are netted out at maturity with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each inflation swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be segregated by the Portfolio. The value of inflation swap agreements are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement. Additionally, payments received by the Portfolio from swap transactions, such as inflation swap agreements and other types of swap discussed below, will result in taxable income, either as ordinary income or capital gains, rather than tax-exempt income, which will increase the amount of taxable distributions received by shareholders.


     The Capital Growth Portfolio may invest up to 15% of its net assets (together with other illiquid securities) for all structured securities not deemed to be liquid and swap transactions.


     Mortgage Swaps. Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.

     Total Return Swaps. Total return swaps are contracts under which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

     U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of nor guaranteed by the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

     U.S. TREASURY INFLATION PROTECTION SECURITIES are issued by the United States Department of Treasury ("Treasury") with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers ("CPI-U"). The value of the principal is adjusted for inflation, and pays interest every six months. The interest payment is equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance. The principal of the inflation-protection security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date to the reference CPI applicable to the original issue date. Semiannual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date. Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

     The reference CPI for the first day of any calendar month is the CPI-U for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPI-U reported for September of the same year, which is released in October.) The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month. Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPI-U number that has been previously released will not be used in calculations of the value of outstanding inflation-protection securities. In the case that the CPI-U for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPI-U inflation rate available. Any calculations of the Treasury's payment obligations on the inflation-protection security that need that month's CPI-U number will be based on the index number that the Treasury has announced. If the CPI-U is rebased to a different year, the Treasury will continue to use the CPI-U series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPI-U is discontinued during the period the inflation-protection security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.

     Inflation-protection securities will be held and transferred in either of two book-entry systems: the commercial book-entry system (TRADES) and TREASURY DIRECT. The securities will be maintained and transferred at their original par amount, i.e., not at their inflation-adjusted value. STRIPS components will be maintained and transferred in TRADES at their value based on the original par amount of the fully constituted security.

     VALUE INVESTING. Each Portfolio's emphasis on securities believed to be under-valued by the market uses a technique followed by certain very wealthy investors highlighted by the media and a number of private partnerships with very high minimum investments. It requires not only the resources to under-take exhaustive research of little followed, out-of-favor securities, but also the patience and discipline to hold these investments until their intrinsic values are ultimately recognized by others in the marketplace. There can be no assurance that this technique will be successful for the Portfolio or that the Portfolio will achieve its investment goal.

     When a Portfolio buys securities of companies emerging from bankruptcy, it may encounter risks that do not exist with other investments. Companies emerging from bankruptcy may have some difficulty retaining customers and suppliers who prefer transacting with solvent organizations. If new management is installed in a company emerging from bankruptcy, the management may be considered untested; if the existing management is retained, the management may be considered incompetent. Further, even when a company has emerged from bankruptcy with a lower level of debt, it may still retain a relatively weak balance sheet. During economic downturns these companies may not have sufficient cash flow to pay their debt obligations and may also have difficulty finding additional financing. In addition, reduced liquidity in the secondary market may make it difficult for a Portfolio to sell the securities or to value them based on actual trades.

     WARRANTS give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration. Such investments can generally provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer. Although the

Portfolios may not invest directly in warrants, such Portfolios may invest in securities that are acquired as part of a unit consisting of a combination of fixed income and equity securities or securities to which warrants are attached.

     WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. When-issued or delayed-delivery transactions call for the purchase or sale of securities at an agreed-upon price on a specified future date. Although a Portfolio will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Portfolio may dispose of a commitment prior to settlement. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by a Portfolio and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price. A Portfolio will segregate (by instructing its Custodian to designate) cash or other liquid securities at least equal to the value of purchase commitments until payment is made. A Portfolio will likewise segregate liquid assets in respect of securities sold on a delayed-delivery basis.

     A Portfolio will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When a Portfolio engages in when-issued or delayed-delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in a Portfolio losing the opportunity to obtain a price and yield considered to be advantageous. If a Portfolio chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a firm commitment, it may incur a gain or loss. (At the time a Portfolio makes a commitment to purchase or sell a security on a when-issued or firm commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.)

     To the extent a Portfolio engages in when-issued and delayed-delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objectives and policies and not for the purposes of investment leverage. A Portfolio enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above) when-issued securities and firm commitments may be sold prior to the settlement date. In addition, changes in interest rates in a direction other than that expected by the Adviser/Subadviser before settlement of a purchase will affect the value of such securities and may cause a loss to a Portfolio.

     When-issued transactions and firm commitments may be used to offset anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Portfolio might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. An example of a when-issued or delayed-delivery security is a "to be announced" or "TBA" mortgage-backed security. A TBA mortgage-backed security transaction arises when a mortgage-backed security is purchased or sold with the specific pools to be announced on a future settlement date, with no definitive maturity date. The actual principal amount and maturity date will be determined upon settlement date.

            SUPPLEMENTAL INFORMATION ABOUT DERIVATIVES AND THEIR USE

     The Trust's custodian, or a securities depository acting for the custodian, will act as the Portfolio's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the securities on which the Portfolio has written options or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon a Portfolio's entering into a closing transaction.

     An option position may be closed out only on a market that provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. A Portfolio's option activities may affect its turnover rate and brokerage commissions. The exercise by a Portfolio of puts on securities will result in the sale of related investments, increasing portfolio turnover. Although such exercise is within a Portfolio's control, holding a put might cause the Portfolio to sell the related investments for reasons that would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those that would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments and, consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Portfolio's net asset value being more sensitive to changes in the value of the underlying investments.

     In the future, each Portfolio may employ derivatives and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with a Portfolio's investment objectives, legally permissible and adequately disclosed.

     Regulatory Aspects of Derivatives. Each Portfolio that utilizes derivatives must operate within certain restrictions as to its long and short positions in Futures and options thereon under a rule (the "CFTC Rule") adopted by the CFTC under the Commodity Exchange Act (the "CEA"), which excludes the Portfolio from registration with the CFTC as a "commodity pool operator" (as defined in the CEA) if it complies with the CFTC Rule. In particular, the Portfolio may (i) purchase and sell Futures and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without regard to the percentage of the Portfolio's assets committed to margin and option premiums, and (ii) enter into non-hedging transactions, provided that the Portfolio may not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Portfolio's existing Futures positions and option premiums would exceed 5% of the fair value of its portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

     Transactions in options by a Portfolio are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, when a Portfolio purchases a Future, the Portfolio will segregate cash or other liquid securities in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

     Possible Risk Factors in Derivatives. Participation in the options or Futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. If the Adviser/Subadviser's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Portfolio may leave the Portfolio in a worse position than if such strategies were not used. There is also a risk in using short hedging by selling Futures to attempt to protect against decline in value of the portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Portfolio's securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the Futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close Futures contracts through offsetting transactions, which could distort the normal relationship between the cash and Futures markets.

Second, the liquidity of the Futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the Futures markets could be reduced, thus producing distortion. Third, from the point-of-view of speculators, the deposit requirements in the Futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the Futures markets may cause temporary price distortions.

     If a Portfolio establishes a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Adviser/Subadviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Portfolio will realize a loss that is not offset by a reduction in the price of the debt securities purchased.

            SUPPLEMENTAL INFORMATION CONCERNING HIGH-YIELD, HIGH-RISK
                          BONDS AND SECURITIES RATINGS

     HIGH-YIELD, HIGH-RISK BONDS may present certain risks, which are discussed below:

     Sensitivity to Interest Rate and Economic Changes - High-yield bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, a Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Portfolio's net asset value.

     Payment Expectations - High-yield bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Portfolio's assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio's rate of return.

     Liquidity and Valuation - There may be little trading in the secondary market for particular bonds, which may affect adversely a Portfolio's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investments, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio's rate of return.

     The Adviser or Subadviser attempts to reduce these risks through diversification of the applicable Portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments. If a high-yield bond previously acquired by a Portfolio is downgraded, the Adviser or Subadviser, as appropriate, will evaluate the security and determine whether to retain or dispose of it.

     The following are additional restrictions and/or requirements concerning the ratings of securities:

     - The Cash Management Portfolio invests only in securities determined, in accordance with procedures established by the Trust's Board of Trustees, to present minimal credit risks. It is the current policy to invest only in instruments rated in the highest rating category by Moody's and Standard & Poor's (for example, commercial paper rated P-1 and A-1 by Moody's and Standard & Poor's, respectively) or in instruments that are issued, guaranteed or insured by the U.S. government, its agencies or instrumentalities, as to the payment of principal and interest, or in other instruments rated in the highest two categories by either Moody's or Standard & Poor's, provided the issuer has commercial paper rated in the highest rating category by Moody's and Standard & Poor's.

     - The Corporate Bond Portfolio will generally invest in debt securities and preferred stocks rated below investment grade only to the extent that the Subadviser believes that lower credit quality of such securities is offset by more attractive yields, and only up to 35% of net assets. There is no limit with respect to the rating categories for securities in which the Portfolio may invest.

     - All securities purchased by the Global Bond Portfolio will be rated, at the time of purchase, at least BBB by a nationally recognized statistical rating organization ("NRSRO") or, if unrated, will be determined by the Adviser or Subadviser to be of comparable quality. However, at least 25% of the Portfolio's total assets will be invested in securities having a rating from a NRSRO of AAA or Aaa at the time of purchase (as long as the overall credit quality of the Portfolio does not fall below a rating of A). Unrated securities will be determined by the Adviser or Subadviser to be of comparable quality. The debt securities in which the Portfolio will invest may have fixed, variable or floating interest rates. If a security satisfies the Portfolio's minimum rating requirement at the time of purchase and is subsequently downgraded below such rating, the Portfolio will not be required to dispose of such security. This is so even if the downgrade causes the average credit quality of the Portfolio to be lower than that stated in the Prospectus. Furthermore, during this period, the Subadviser will only buy securities at or above the Portfolio's average rating requirement.

     - The High-Yield Bond Portfolio may invest without limitation in bonds rated as low as Ca by Moody's or C by Standard & Poor's (or unrated but considered by its Subadviser of equivalent quality). In addition, the Portfolio may invest up to 10% of its total assets in bonds rated C by Moody's or D by Standard & Poor's.

     - From time to time, a portion of the Worldwide High Income Portfolio's investments, which may be up to 100% of its investments, may be considered to have credit quality below investment grade as determined by internationally recognized credit rating agency organizations, such as Moody's and Standard & Poor's ("junk bonds").

     - The SunAmerica Balanced Portfolio may invest up to 15% of its total assets (measured at the time of investment) in securities rated below BBB by Standard & Poor's or Baa3 by Moody's.

     - The MFS Total Return Portfolio may invest in fixed income securities rated Baa by Moody's or BBB by Standard & Poor's or Fitch, IBCA Duff & Phelps ("Fitch") and comparable unrated securities. The Portfolio may also invest up to 10% in securities rated Baa or lower by Moody's or BBB or lower by Standard & Poor's or Fitch and comparable unrated securities ("junk bonds").


     - The Equity Opportunities and Telecom Utility Portfolios may invest in convertible securities without regard to their rating. The non-convertible fixed income securities in which the Equity Opportunities and Telecom Utility Portfolios may invest must be rated, at the time of purchase, BBB or better by Standard & Poor's, Baa by Moody's or BBB by Fitch. If a security loses its rating or has its rating reduced after the Portfolio has purchased it, the Portfolio is not required to sell the security, but will consider doing so.



     - The Alliance Growth and Fundamental Growth Portfolios may invest up to 10% in convertible securities rated below BBB by Standard & Poor's or Baa by Moody's or be determined by the Subadviser to be of comparable quality (i.e., junk bonds).



     - The Capital Growth Portfolio may invest up to 10% of its net assets (including borrowings for investment purposes) in non-investment grade fixed income securities rated BB or lower by Standard & Poor's, Ba or lower by Moody's or have a comparable rating by another NRSRO at the time of investment.


     - The Real Estate Portfolio may not invest more than 5% of its total assets in junk bonds.

     - The Small Company Value Portfolio may invest up to 5% of its net assets in less than investment grade debt obligations.

     - The Small & Mid Cap Value Portfolio may invest up to 5% of its net assets in less than investment grade debt obligations.

     - The Foreign Value Portfolio may invest up to 5% of its net assets in less than investment grade debt obligations.


     - The Mid-Cap Growth Portfolio may invest up to 10% of its net assets in non-convertible fixed income securities rated Baa or lower by Moody's or BBB or lower by Standard & Poor's or Fitch and comparable unrated securities.


     - The International Growth and Income Portfolio may invest up to 20% of its total assets in bonds rated as low as C by Moody's or Standard & Poor's.

     - The Emerging Markets Portfolio may invest in both higher-rated and lower-rated fixed income securities and is not subject to any restrictions based on credit rating.

     - The Equity Index, Growth-Income, Davis Venture Value, "Dogs" of Wall Street, MFS Massachusetts Investors Trust, Aggressive Growth, International Diversified Equities, Technology and Global Equities Portfolios may not invest in junk bonds.

Ratings may include additional modifiers, such as plus (+) or minus (-), or numeric modifiers, as applicable, to the nationally recognized rating organization.

     U.S. CORPORATE HIGH-YIELD FIXED INCOME SECURITIES offer a yield above that generally available on U.S. corporate debt securities in the four highest rating categories of the recognized rating services, including debt obligations (e.g., bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and obligations issued or guaranteed by the U.S. government or any of its political subdivisions, agencies or instrumentalities) and preferred stock. These fixed income securities may have equity features, such as conversion rights or warrants, and Portfolios may invest up to 10% of their total assets in equity features, such as conversion rights or warrants, subject to the following:

     - The High-Yield Bond and Worldwide High Income Portfolios may invest up to 10% of their total assets in equity securities other than preferred stock (e.g., common stock, warrants and rights and limited partnership interests).

     - The Corporate Bond Portfolio may hold up to 5% of its total assets in equity securities received in connection with fixed income securities owned by the Portfolio.


     - The Cash Management, Global Bond, Equity Index, Davis Venture Value, "Dogs" of Wall Street, Global Equity and Emerging Markets Portfolios may not invest in warrants.



     - The Cash Management, Global Bond, Equity Index, Growth-Income, Davis Venture Value, "Dogs" of Wall Street and Alliance Growth Portfolios may not invest in rights.


     Portfolios may not invest more than 5% of their total assets at the time of acquisition in either of (1) equipment lease certificates, equipment trust certificates, equipment trust certificates and conditional sales contracts or
(2) limited partnership interests.

              SUPPLEMENTAL INFORMATION CONCERNING UTILITY COMPANIES

     CERTAIN RISK FACTORS AFFECTING UTILITY COMPANIES. The Telecom Utility and Real Estate Portfolios may invest in equity and debt securities of utility companies. There are certain risks and considerations affecting utility companies, and the holders of utility company securities, that an investor should take into account when investing in those securities. Factors that may adversely affect utility companies include: difficulty in financing large construction programs during inflationary periods; technological innovations that may cause existing plants, equipment, or products to become less competitive or obsolete; the impact of natural or man-made disaster (especially on regional utilities); increased costs or reductions in production due to the unavailability of appropriate types of fuels; seasonally or occasionally reduced availability or higher cost of natural gas; and reduced demand due to energy conservation among consumers. These revenues of domestic and foreign utility companies generally reflect the economic growth and developments in the geographic areas in which they do business. Furthermore, utility securities tend to be interest rate sensitive.

     In addition, most utility companies in the United States and in foreign countries are subject to government regulation. Generally, the purpose of such regulation is to ensure desirable levels of service and adequate capacity to meet public demand. To this end, prices are often regulated to enable consumers to obtain service at what is perceived to be a fair price, while attempting to provide utility companies with a rate of return sufficient to attract capital investment necessary for continued operation and necessary growth. Utility regulators permit utilities to diversify outside of their original geographic regions and their traditional lines of business. While the Subadviser of the relevant Portfolio believes that these opportunities will permit certain utility companies to earn more than their traditional regulated rates of return, other companies may be forced to defend their core business and may be less profitable. Of course, there can be no assurance that the regulatory policies described in this paragraph will continue in the future.

     In addition to the effects of regulation described in the previous paragraph, utility companies may also be adversely affected by the following regulatory considerations: (i) the development and implementation of a national energy policy; (ii) the differences between regulatory policies of different jurisdictions (or different regulators that have concurrent jurisdiction); (iii) shifts in regulatory policies; (iv) adequacy of rate increases; (v) future regulatory legislation; and (vi) the potential effects of a deregulated environment.

     Foreign utility companies may encounter different risks and opportunities than those located in the United States. Foreign utility companies may be more heavily regulated than their United States counterparts. Many foreign utility companies currently use fuels that cause more pollution than fuels used by United States utilities. In the future, it may be necessary for such foreign utility companies to invest heavily in pollution control equipment or otherwise meet pollution restrictions. Rapid growth in certain foreign economies may encourage the growth of utility industries in those countries.

     In addition to the foregoing considerations, which affect most utility companies, there are specific considerations that affect specific utility industries:

     Electric. The electric utility industry is composed of companies engaged in the generation, transmission, and sale of electric energy. Electric utility companies may be affected either favorably or unfavorably, depending upon the circumstances, by the following: fuel costs; financing costs; size of the region in which sales are made; operating costs; environmental and safety regulations; changes in the regulatory environment; and the length of time needed to complete major construction projects.

     In the United States, the construction and operation of nuclear power facilities is subject to a high degree of regulatory oversight by the Nuclear Regulatory Commission and state agencies with concurrent jurisdiction. In addition, the design, construction, licensing, and operation of nuclear power facilities are often subject to lengthy delays and unanticipated costs due to changes in regulatory policy, regional political actions, and lawsuits. Furthermore, during rate authorizations, utility regulators may disallow the inclusion in electric rates of the higher operating costs and expenditures resulting from these delays and unanticipated costs, including the costs of a nuclear facility that a utility company may never be able to use.

     Telecommunications. The telephone industry is large and highly concentrated. The greatest portion of this segment is comprised of companies that distribute telephone services and provide access to the telephone networks. While many telephone companies have diversified into other businesses in recent years, the profitability of telephone utility companies could be adversely affected by increasing competition, technological innovations, and other structural changes in the industry.

     Cable television companies are typically local monopolies, subject to scrutiny by both utility regulators and municipal governments. Emerging technologies and legislation encouraging local competition are combining to threaten these monopolies and may slow future growth rates of these companies. The radio telecommunications segment of this industry, including cellular telephone, is in its early developmental phase and is characterized by emerging, rapidly growing companies.

     Gas. Gas transmission and distribution companies are undergoing significant changes. In the United States, the Federal Energy Regulatory Commission is reducing its regulation of interstate transmission of gas. While gas utility companies have in the recent past been adversely affected by disruptions in the oil industry, increased concentration, and increased competition, the Subadviser believes that environmental considerations should benefit the gas industry in the future.

     Water. Water utility companies purify, distribute, and sell water. This industry is highly fragmented because most of the water supplies are owned by local authorities. Water utility companies are generally mature and are experiencing little or no per capita volume growth. The Subadviser believes that favorable investment opportunities may result if anticipated consolidation and foreign participation in this industry occurs.

                             INVESTMENT RESTRICTIONS

     The Trust has adopted the following investment restrictions for each Portfolio that cannot be changed without approval by a majority of its outstanding voting securities. Such majority is defined as the vote of the lesser of (i) 67% or more of the outstanding shares of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Portfolio. A change in policy affecting only one Portfolio may be effected with approval of a majority of the outstanding shares of such Portfolio. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made.

INVESTMENT RESTRICTIONS OF THE CASH MANAGEMENT PORTFOLIO

     The Cash Management Portfolio has adopted the following restrictions that are fundamental policies. These fundamental policies cannot be changed without approval by a majority of its outstanding voting securities. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made. The Cash Management Portfolio may not:

     1. Invest more than 5% of the value of its total assets in the securities of any one issuer, provided that this limitation shall apply only to 75% of the value of the Portfolio's total assets, and, provided further, that the limitation shall not apply to obligations of the government of the U.S. or of any corporation organized as an instrumentality of the U.S. under a general act of Congress.

     2. As to 75% of its total assets, purchase more than 10% of the outstanding voting class of securities of an issuer.

     3. Invest more than 25% of the Portfolio's total assets in the securities of issuers in the same industry. Obligations of the U.S. government, its agencies and instrumentalities, are not subject to this 25% limitation on industry concentration. In addition, the Portfolio may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks.

     4. Make loans to others except: (a) for the purchase of the debt securities listed above under its Investment Policies; or (b) as otherwise permitted by exemptive order of the SEC.

     5. Borrow money, except for temporary purposes, and then in an amount not in excess of 5% of the value of the Portfolio's total assets. Moreover, in the event that the asset coverage for such borrowings falls below 300%, the Portfolio will reduce within three days the amount of its borrowings in order to provide for 300% asset coverage.

     6. Sell securities short except to the extent that the Portfolio contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short.

     7. Act as underwriter of securities issued by others, engage in distribution of securities for others, or make investments in other companies for the purpose of exercising control or management.

     In addition to the foregoing, the Cash Management Portfolio has adopted the following non-fundamental policies (which may be changed by the Trustees without shareholder approval). Under these restrictions, the Cash Management Portfolio may not:

     a. Enter into any repurchase agreement maturing in more than seven days or invest in any other illiquid security if, as a result, more than 10% of the Portfolio's total assets would be so invested.

     b. Pledge or hypothecate its assets.

     c. Invest in puts, calls, straddles, spreads or any combination thereof, except as permitted by the Prospectus and Statement of Additional Information, as amended from time to time.

     d. Invest in securities of other investment companies except to the extent permitted by applicable law and the Prospectus and Statement of Additional Information, as amended from time to time.

     e. Invest more than 5% of its assets (measured at the time of purchase) in the securities of any one issuer (other than the U.S. government); provided however, that the Cash Management Portfolio may invest, as to 25% of its assets, more than 5% of its assets in certain high quality securities (in accordance with Rule 2a-7 under the 1940 Act) of a single issuer for a period of up to three business days. Notwithstanding fundamental investment restriction Number 1 above, in order to comply with Rule 2a-7 under the 1940 Act, the Cash Management Portfolio has adopted this more restrictive policy. The purchase by the Cash Management Portfolio of securities that have "put" or "stand-by" commitment features are not considered "puts" for purposes of non-fundamental investment restriction c above.

     It is the investment management policy of the Cash Management Portfolio not to issue senior securities and not to invest in real estate, commodities or commodities contracts.


INVESTMENT RESTRICTIONS OF THE AGGRESSIVE GROWTH, ALLIANCE GROWTH, BALANCED, BLUE CHIP GROWTH, CASH MANAGEMENT, CORPORATE BOND, DAVIS VENTURE VALUE, "DOGS" OF WALL STREET, EMERGING MARKETS, EQUITY INDEX, EQUITY OPPORTUNITIES, FOREIGN VALUE, GLOBAL BOND, GLOBAL EQUITIES, GROWTH-INCOME, GROWTH OPPORTUNITIES, HIGH-YIELD BOND, INTERNATIONAL DIVERSIFIED EQUITIES, INTERNATIONAL GROWTH AND INCOME, MARSICO FOCUSED GROWTH, MFS MASSACHUSETTS INVESTORS TRUST, MID-CAP GROWTH, MFS TOTAL RETURN, PUTNAM GROWTH: VOYAGER, REAL ESTATE, SMALL & MID CAP VALUE, SMALL COMPANY VALUE, CAPITAL GROWTH, TECHNOLOGY, TELECOM UTILITY AND WORLDWIDE HIGH INCOME PORTFOLIOS.



     The Aggressive Growth, Alliance Growth, Balanced, Blue Chip Growth, Cash Management, Corporate Bond, Davis Venture Value, "Dogs" of Wall Street, Emerging Markets, Equity Index, Equity Opportunities, Foreign Value, Global Bond, Global Equities, Growth-Income, Growth Opportunities, High Yield Bond, International Diversified Equities, International Growth and Income, Marsico Growth, MFS Massachusetts Investors Trust, MFS Total Return, Mid-Cap Growth, Putnam Growth:
Voyager, Real Estate, Small & Mid Cap Value, Small Company Value, Capital Growth, Technology, Telecom Utility and Worldwide High Income Portfolios have each adopted the following investment restrictions that are fundamental policies. These fundamental policies cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the respective Portfolio. A change in policy affecting only one Portfolio may be effected with the approval of a majority of the outstanding shares of such Portfolio. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made. These Portfolios may not:



     1. Other than the Global Bond, Worldwide High Income, "Dogs" of Wall Street and Marsico Focused Growth Portfolios, invest more than 5% of the value of the total assets of a Portfolio in the securities of any one issuer, provided that this Limitation shall apply only to 75% of the value of the Portfolio's total assets and, provided further, that the limitation shall not apply to obligations issued or guaranteed by the government of the United States or of any of its agencies or instrumentalities.



     2. As to 75% of its total assets, purchase more than 10% of any class of the outstanding voting securities of an issuer. This restriction does not apply to the Global Bond, Worldwide High Income, "Dogs" of Wall Street Growth and Marsico Focused Growth Portfolios.


     3. Invest more than 25% of the Portfolio's total assets in the securities of issuers in the same industry, except that the Telecom Utility Portfolio will invest at least 25% of its total assets in the securities of utility companies, the Real Estate Portfolio will invest at least 25% of its total assets in the securities of real estate companies, the Technology Portfolio will invest at least 25% of its assets in the securities of issuers in the technology industry and the "Dogs" of Wall Street Portfolio may invest more than 25% of its assets in the securities of issuers in the same industry to the extent such investments would be selected according to stock selection criteria. Obligations of the U.S. government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration. The Portfolio may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks. With respect to all Portfolios other than the Telecom Utility Portfolio, as to utility companies, the gas, electric, water and telephone businesses will be considered separate industries.

     4. Invest in real estate (including in the 5xcluding in the case of all Portfolios securities of companies, such as real estate investment trusts, which deal in real estate or interests therein); provided that a Portfolio may hold or sell real estate acquired as a result of the ownership of securities. This limitation shall not prevent a Portfolio from investing in securities secured by real estate or interests therein.


     5. Purchase commodities or commodity contracts; except that any Portfolio may engage in transactions in put and call options on securities, indices and currencies, forward and futures contracts on securities, indices and currencies, put and call options on such futures contracts, forward commitment transactions, forward foreign currency exchange contracts, interest-rate, mortgage and currency swaps and interest-rate floors and caps.

     6. Borrow money, except to the extent permitted by applicable law or regulatory approval.

     7. Purchase securities or evidences of interest therein on margin, except that the Portfolios may obtain such short-term credit as may be necessary for the clearance of any transaction.

     8. Make loans to others except for (a) the purchase of debt securities; (b) entering into repurchase agreements; (c) the lending of its portfolio securities; and (d) as otherwise permitted by exemptive order of the SEC.


     In addition to the foregoing, the Corporate Bond, Global Bond, High-Yield Bond, Worldwide High Income, SunAmerica Balanced, MFS Total Return, Telecom Utility, Equity Index, Growth-Income, Equity Opportunities, Davis Venture Value, "Dogs" of Wall Street, Alliance Growth, Capital Growth, MFS Massachusetts Investors Trust, Fundamental Growth, Blue Chip Growth, Real Estate, Small Company Value, MFS Mid Cap Growth, Aggressive Growth, Growth Opportunities, Marsico Growth, Small & Mid Cap Value, Foreign Value, International Growth and Income, Global Equities, International Diversified Equities, Emerging Markets and Technology Portfolios have each adopted the following non-fundamental policies (which may be changed by the Trustees without shareholder approval). Under these restrictions, such Portfolios may not:


     a. Enter into any repurchase agreement maturing in more than seven days or investing in any other illiquid security if, as a result, more than 15% of a Portfolio's total assets would be so invested.

     b. Invest in securities of other investment companies, except to the extent permitted by applicable law and the Prospectus and Statement of Additional Information, as amended from time to time.


     c. Other than the Emerging Markets Portfolio, pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and, to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts. In addition, the Corporate Bond, High-Yield Bond, Worldwide High Income, SunAmerica Balanced, Telecom Utility, Equity Opportunities and Aggressive Growth Portfolios may pledge assets in reverse repurchase agreements.


     d. Invest in companies for the purpose of exercising control or management.

     e. Engage in underwriting of securities issued by others, except to the extent it may be deemed to be acting as an underwriter in the purchase and resale of portfolio securities.

     f. Sell securities short except to the extent permitted by applicable law.

     g. Invest in puts, calls, straddles, spreads or any combination thereof, except as permitted by the Prospectus and Statement of Additional Information, as amended from time to time.


     h. Issue any senior securities except as permitted by the 1940 Act, other than, with respect to Equity Index and Small Company Value Portfolios, as set forth in investment restriction number 6 above and except to the extent that issuing options or purchasing securities on a when-issued basis may be deemed to constitute issuing a senior security.

                           TRUST OFFICERS AND TRUSTEES

     The Trustees and executive officers of the Trust, their ages and principal occupations for the past five years are set below. Unless otherwise noted, the address of each executive officer and trustee is 1 AIG SunAmerica Center, Los Angeles, California 90067-6022.


                                                                                                 NUMBER OF
                                                                                                 PORTFOLIOS
                                                  TERM OF                                         IN FUND
                                POSITIONS        OFFICE AND                                       COMPLEX
     NAME, ADDRESS AND          HELD WITH        LENGTH OF         PRINCIPAL OCCUPATION(S)      OVERSEEN BY    OTHER DIRECTORSHIPS
       DATE OF BIRTH              TRUST       TIME SERVED (4)        DURING PAST 5 YEARS        TRUSTEE (1)    HELD BY TRUSTEE (3)
---------------------------  ---------------  ---------------  -------------------------------  -----------  -----------------------
INDEPENDENT TRUSTEES

CARL D. COVITZ               Trustee           February 2001   Owner and President, Landmark         59      Director, Kayne
DOB: March 31, 1939                                            Capital, Inc. (since 1973).                   Anderson Mutual Funds
                                                                                                             (since 1995); Director,
                                                                                                             Arden Realty, Inc.
                                                                                                             (since 1995).

JANE JELENKO                 Trustee           September 2006  Retired; Senior Advisor               59      Director, Countrywide
DOB: August 19, 1948                                           (2003-2005 and Management                     Bank (since 2003).
                                                               Consultant (1977-2003)
                                                               Bearingpoint, Inc. (formerly
                                                               KPMG, LLP

GILBERT T. RAY               Trustee           February 2001   Retired Partner, O'Melveny &          59      Director, Advance Auto
DOB: September 18, 1944                                        Myers LLP (since 2000); and                   Parts, Inc.
                                                               Attorney (1972-2000) thereof.                 (retail-auto & home
                                                                                                             supply stores) (since
                                                                                                             2002); Director, Watts,
                                                                                                             Wyatt & Company
                                                                                                             (services - management
                                                                                                             consulting services)
                                                                                                             (since 2000); Director,
                                                                                                             IHOP Corp. (since
                                                                                                             2004); Director,
                                                                                                             Diamond Rock
                                                                                                             Hospitality (since
                                                                                                             2005).

ALLAN L. SHER                Trustee            January 1997   Retired, Brokerage Executive          59      Director, Bowl America
DOB: October 19, 1931                                          (since 1992).                                 Incorporated
                                                                                                             (1997-Present).

BRUCE G. WILLISON            Trustee and       February 2001   Dean, Anderson School at UCLA         59      Director, Indy Mac
DOB: October 16, 1948        Chairman                          (1999-2005); Dean Emeritus and                Bancorp (since 2005);
                                                               Professor of Management (since                Director, Homestore,
                                                               2006).                                        Inc. (real estate
                                                                                                             agents & managers)
                                                                                                             (since 2003); Director,
                                                                                                             Healthnet
                                                                                                             International, Inc.
                                                                                                             (business services)
                                                                                                             (since 2000).

INTERESTED TRUSTEE

JANA W. GREER (2)            Trustee           February 2001   President, AIG SunAmerica             59      Director, National
DOB: December 30, 1951                                         Retirement Markets, Inc. (since               Association for
                                                               1996), Senior Vice President                  Variable Annuities
                                                               and Director, AIG SunAmerica,                 (since 1999).
                                                               Inc. (since 1991).



(1) The term "fund complex" means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of AIG SAAMCo. Fund Complex includes the Trust (35 portfolios), AIG Series Trust (5 funds), SunAmerica Money Market Funds, Inc. (2 funds), SunAmerica Equity Funds (10 funds), SunAmerica Income Funds (6 funds), SunAmerica Focused Series, Inc. (17 portfolios), Anchor Series Trust (9 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Focused Alpha Growth Fund Inc. (1 fund), SunAmerica Focused Alpha Large-Cap Fund (1 fund), VALIC Company I (32 funds), VALIC Company II (15 funds), and Seasons Series Trust (24 portfolios).



(2) Ms. Greer is considered to be an Interested Trustee, as defined in the 1940 Act, because she serves as President of AIG SunAmerica Retirement Markets, Inc. and Senior Vice President and Director of AIG SunAmerica, Inc., affiliates of the Adviser.



(3) Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies regulated under the 1940 Act.



(4)  Trustees serve until their successors are duly elected and qualified.

OFFICERS



                                                                                                 NUMBER OF
                                                                                                 PORTFOLIOS
                                                                                                  IN FUND
                                POSITIONS                                                         COMPLEX
     NAME, ADDRESS AND          HELD WITH        LENGTH OF         PRINCIPAL OCCUPATION(S)      OVERSEEN BY    OTHER DIRECTORSHIPS
       DATE OF BIRTH              TRUST         TIME SERVED          DURING PAST 5 YEARS          TRUSTEE      HELD BY TRUSTEE (3)
---------------------------  ---------------  ---------------  -------------------------------  -----------  -----------------------
DONNA M. HANDEL              Treasurer and        May 2002     Senior Vice President, AIG            N/A               N/A
AIG SAAMCo                   Principal                         SAAMCo (December 2004 to
Harborside Financial Center  Financial                         Present); Vice President, AIG
3200 Plaza 5                 Officer                           SAAMCo (August 1997 to December
Jersey City, NJ 07311                                          2004); Assistant Treasurer, AIG
DOB: June 25, 1966                                             SAAMCo (1995 to March 2002).

VINCENT MARRA                President and     December 2004   Senior Vice President, AIG            N/A               N/A
AIG SAAMCo                   Principal                         SAAMCo (Feb. 2003 to Present);
Harborside Financial Center  Executive                         Chief Administrative Officer,
3200 Plaza 5                 Officer                           Chief Operating Officer and
Jersey City, NJ 07311                                          Chief Financial Officer, Carret
DOB: May 28, 1950                                              & Co. LLC (June 2002 to Feb.
                                                               2003); Chief Operating Officer,
                                                               Bowne Digital Solutions (1999
                                                               to May 2002).

NORI L. GABERT               Vice President      March 2005    Vice President and Deputy             N/A               N/A
AIG SAAMCo                   and Secretary                     General Counsel, AIG SAAMCo
2929 Allen Parkway                                             (2001 to present); Formerly,
Houston, Texas 77019                                           Associate General Counsel,
DOB: August 15, 1953                                           American General Corporation,
                                                               (1997-2001).

GREGORY N. BRESSLER          Vice President   September 2005   Senior Vice President and             N/A               N/A
AIG SAAMCo                   and Assistant                     General Counsel, AIG SAAMCo
Harborside Financial Center  Secretary                         (June 2005 to present); Vice
3200 Plaza 5                                                   President and Director of U.S.
Jersey City, NJ 07311                                          Asset Management Compliance,
DOB: November 17, 1966                                         Goldman Sachs Asset Management
                                                               (June 2004 to June 2005);
                                                               Deputy General Counsel, Credit
                                                               Suisse Asset Management (June
                                                               2002 to June 2004): Counsel,
                                                               Credit Suisse Asset Management
                                                               (January 2000 to June 2002).

CYNTHIA GIBBONS              Vice President         2002       Vice President, AIG SAAMCo &          N/A               N/A
AIG SAAMCo                   and   Chief                       Variable Annuity Life Insurance
2929 Allen Parkway           Compliance                        Co. (August 2002-Present);
Houston, Texas 77019         Officer ("CCO")                   Securities Compliance Manager,
DOB: December 6, 1969                                          American General Investment
                                                               Management (June 2000 - August
                                                               2002).





     The Trustees of the Trust are responsible for the overall supervision of the operation of the Trust and each Portfolio and perform various duties imposed on directors/trustees of investment companies by the 1940 Act and under the Trust's Declaration of Trust. The Trust pays no salaries or compensation to any of its officers, all of whom are officers or employees of AIG SAAMCo or its affiliates. For the Trust and Seasons Series Trust (the "Annuity Funds"), an annual fee of $86,000, plus $2,500 for each regularly scheduled meeting attended and expenses are paid to each Trustee who is not an officer or employee of AIG SunAmerica Life Assurance Company or its affiliates for attendance at meetings of the Board of Trustees. Trustees will be compensated for participation telephonically at the regularly scheduled Board Committee Meetings, but only if such participation is the first such participation via telephone in the calendar year, otherwise, no attendance fee will be paid. For participation in telephonic meetings or in-person meetings that are not considered part of the regularly scheduled Board or Board Committee Meetings, a participation fee of $2,500 will be paid. The Independent Chairman shall receive an additional retainer fee of $50,000. The Audit Committee Financial Expert shall receive an additional retainer fee of $5,000. These expenses are allocated on the basis of the relative net assets of each Portfolio of the Annuity Funds. All other Trustees receive no remuneration from the Trust.


     In addition, each Independent Trustee also serves on the Audit Committee and the Nomination and Governance Committee, and all Trustees serve on the Ethics Committee of the Board of Trustees. The Trust's Audit Committee reviews annually the nature and cost of the professional services rendered by the Trust's independent accountants, the results of their year-end audits and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review, the Audit Committee makes recommendations to the Trustees as to the appointment of independent accountants for the following year. The Chair of the Audit Committee shall receive an additional retainer fee of $10,000. Members of the Audit Committee serve without compensation. For the fiscal year ended January 31, 2007, the Audit Committee held three meetings.



     The Trust's Nomination and Governance Committee is responsible for the selection and nomination of candidates for appointment or election to serve as trustees. The Nomination and Governance Committee does not normally consider candidates proposed by shareholders for election of Trustees. The Chair of the Nomination and Governance Committee shall not receive any additional compensation for serving in that capacity. Members of the Nomination and Governance Committee serve without compensation. For the fiscal year ended January 31, 2007, the Nomination and Governance Committee held four meetings.



     The Trust's Ethics Committee is responsible for issues that arise under the Code of Ethics for the Principal Executive and Principal Accounting Officers, as well as any material compliance matters arising under Rule 38a-1 policies and procedures as approved by the Board of Trustees. For the fiscal year ended January 31, 2007, the Ethics Committee held one meeting.



     As of December 31, 2006, the Trustees and officers of the Trust owned in the aggregate less than 1% of the total outstanding shares of each Portfolio of the Trust.


                      TRUSTEE OWNERSHIP OF PORTFOLIO SHARES

     The following table shows the dollar range of shares beneficially owned by each Trustee.

INDEPENDENT TRUSTEES


                                                        AGGREGATE DOLLAR RANGE OF EQUITY
                                                          SECURITIES IN ALL REGISTERED
                       DOLLAR RANGE OF EQUITY           INVESTMENT COMPANIES OVERSEEN BY
NAME OF TRUSTEE     SECURITIES IN THE TRUST (1)   TRUSTEE IN FAMILY OF INVESTMENT COMPANIES(2)
---------------     ---------------------------   --------------------------------------------
Carl D. Covitz                   0                                      0
Jane Jelenko                     0                                      0
Gilbert T. Ray                   0                                      0
Allan L. Sher                    0                                      0
Bruce G. Willison                0                                      0


INTERESTED TRUSTEE

                                                    AGGREGATE DOLLAR RANGE OF EQUITY
                                                      SECURITIES IN ALL REGISTERED
                    DOLLAR RANGE OF EQUITY         INVESTMENT COMPANIES OVERSEEN BY
NAME OF TRUSTEE     SECURITIES IN THE TRUST   TRUSTEE IN FAMILY OF INVESTMENT COMPANIES(2)
---------------     -----------------------   --------------------------------------------
Jana W. Greer                  0                                    0

----------
1 Includes the value of shares beneficially owned by each Trustee in each Portfolio of each Trust as of December 31, 2005. Where a Trust is not listed with respect to a Trustee, the Trustee held no shares of the Trust.


2 Includes the Trust (35 portfolios) and Seasons Series Trust (24 portfolios).

     As of December 31, 2006, no Independent Trustees nor any of their immediate family members owned beneficially or of record any securities in the Adviser or AIG SunAmerica Capital Services, Inc. (the "Distributor") or any person other than a registered investment company, directly or indirectly, controlling, controlled by or under common control with such entities.


COMPENSATION TABLE


     The following table sets forth information summarizing the compensation of each Trustee, who is not an officer or employee of AIG SunAmerica Life Assurance Company or its affiliates, for his/her services as Trustee for the fiscal year ended January 31, 2007.



                                     PENSION OR RETIREMENT
                        AGGREGATE     BENEFITS ACCRUED AS    TOTAL COMPENSATION FROM
                      COMPENSATION          PART OF           TRUST AND FUND COMPLEX
TRUSTEE                FROM TRUST        TRUST EXPENSES         PAID TO TRUSTEES *
-------               ------------   ---------------------   -----------------------
Carl D. Covitz                                --
Jane Jelenko**                                --
Monica C. Lozano***                           --
Gilbert T. Ray                                --
Allan L. Sher                                 --
Bruce G. Willison                             --



----------
* Fund Complex includes the Trust (35 portfolios), AIG Series Trust (5 funds) SunAmerica Money Market Funds, Inc. (2 funds), SunAmerica Equity Funds (10 funds), SunAmerica Income Funds (6 funds), SunAmerica Focused Series, Inc. (17 portfolios), Anchor Series Trust (9 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), AIG SunAmerica Focused Alpha Growth Fund (1 fund), AIG SunAmerica Focused Alpha Large-Cap Fund (1 fund) VALIC Company I (32 funds), VALIC Company II (15 funds) and Seasons Series Trust (24 portfolios).



**   Ms. Jelenko was appointed Trustee effective September 7, 2006.



***  Ms. Lozano resigned as Trustee effective March 23, 2006.

                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

     The Trust, on behalf of each Portfolio, entered into an Investment Advisory and Management Agreement (the "Advisory Agreement") with AIG SAAMCo to handle the management of the Trust and its day-to-day affairs. The Adviser is a wholly-owned subsidiary of AIG, the leading U.S.-based international insurance organization.

     AIG, a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities in the United States and abroad. AIG's primary activities include both general and life insurance operations. Other significant activities include financial services, retirement savings and asset management.

TERMS OF THE ADVISORY AGREEMENT

     The Advisory Agreement provides that the Adviser shall act as investment adviser to the Trust, manage the Trust's investments, administer its business affairs, furnish offices, necessary facilities and equipment, provide clerical, bookkeeping and administrative services, and permit any of the Adviser's officers or employees to serve without compensation as Trustees or officers of the Trust if duly elected to such positions. Under the Agreement, the Trust agrees to assume and pay certain charges and expenses of its operations, including: direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of independent legal counsel and independent accountants, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and distributing Prospectus and statements of additional information, expenses of annual and special shareholders' meetings, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not employees of the Adviser or its affiliates, membership dues in the Investment Company Institute or any similar organization, all taxes and fees to federal, state or other governmental agencies, insurance premiums and extraordinary expenses such as litigation expenses.

     The Advisory Agreement, after initial approval with respect to each Portfolio, continues in effect for a period of two years, in accordance with its terms, unless terminated, and thereafter may be renewed from year to year as to each Portfolio for so long as such renewal is specifically approved at least annually by (i) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each relevant Portfolio, and (ii) the vote of a majority of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Agreement provides that it may be terminated by either party without penalty upon the specified written notice contained in the Agreement. The Agreement also provides for automatic termination upon assignment.

     Under the terms of the Advisory Agreement, the Adviser is not liable to the Trust, or to any other person, for any act or omission by it or for any losses sustained by the Trust or its shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

ADVISORY FEES

     As compensation for its services, the Adviser receives from the Trust a fee, accrued daily and payable monthly, based on the net assets of each Portfolio at the following annual rates:

                  PORTFOLIO                            FEE RATE
                  ---------                    -----------------------
Aggressive Growth Portfolio                    .75% to $100 million
                                               .675% next $150 million
                                               .625% next $250 million
                                               .60% over $500 million

Alliance Growth Portfolio                      .70% to $50 million
                                               .65% next $100 million
                                               .60% over $150 million

                  PORTFOLIO                            FEE RATE
                  ---------                     -----------------------
Balanced Portfolio                             .70% to $50 million
                                               .65% next $100 million
                                               .60% next $150 million
                                               .55% next $200 million
                                               .50% over $500 million

Blue Chip Growth Portfolio                     .70% to $250 million
                                               .65% next $250 million
                                               .60% over $500 million

Capital Growth Portfolio                       .90% to $50 million
                                               .85% next $150 million
                                               .80% over $200 million

Cash Management Portfolio(1)                   .475% to $100 million
                                               .450% next $400 million
                                               .425% over $500 million
                                               .400% over $1 billion

Corporate Bond Portfolio                       .70% to $50 million
                                               .60% next $100 million
                                               .55% next $100 million
                                               .50% over $250 million

Davis Venture Value Portfolio                  .80% to $100 million
                                               .75% next $400 million
                                               .70% over $500 million

"Dogs" of Wall Street Portfolio                .60% of Net Assets

Emerging Markets Portfolio                     1.15%  to $100 million
                                               1.10% next $100 million
                                               1.05% over $200 million

Equity Index Portfolio                         .40% of Net Assets

Equity Opportunities Portfolio*                .80% to $50 million
                                               .75% next $200 million
                                               .70% over $250 million

Foreign Value Portfolio                        1.025% to $50 million
                                               .865% next $150 million
                                               .775% next $300 million
                                               .75% over $500 million

Fundamental Growth Portfolio                   .85% to $150 million
                                               .80% next $150 million
                                               .70% over $300 million

Global Bond Portfolio                          .75% to $50 million
                                               .65% next $100 million
                                               .60% next $100 million
                                               .55% over $250 million

Global Equities Portfolio                      .90% to $50 million
                                               .80% next $100 million
                                               .70% next $150 million
                                               .65% over $300 million

Growth-Income Portfolio                        .70% to $50 million
                                               .65% next $100 million
                                               .60% next $150 million
                                               .55% next $200 million

                  PORTFOLIO                            FEE RATE
                  ---------                    -----------------------
                                               .50% over $500 million

Growth Opportunities Portfolio                 .75% to $250 million
                                               .70% next $250 million
                                               .65% over $500 million

High-Yield Bond Portfolio                      .70% to $50 million
                                               .65% next $100 million
                                               .60% next $100 million
                                               .55% over $250 million

International Diversified Equities Portfolio   .85% to $250 million
                                               .80% next $250 million
                                               .75% over $500 million

International Growth and Income                1.00% to $150 million
Portfolio                                      .90% next $150 million
                                               .80% over $300 million

Marsico Focused Growth Portfolio               .85% of Net Assets

MFS Massachusetts Investors Trust              .70% to $600 million
Portfolio                                      .65% next $900 million
                                               .60% over $1.5 billion

MFS Total Return Portfolio                     .70% to $50 million
                                               .65% over $50 million

Mid-Cap Growth Portfolio*                      .80% to $100 million
                                               .75% over $100 million

Real Estate Portfolio                          .80% to $100 million
                                               .75% next $400 million
                                               .70% over $500 million

Small & Mid Cap Value Portfolio                .95% to $250 million
                                               .90% over $250 million

Small Company Value Portfolio                  1.00% to $200 million
                                               .92% next $300 million
                                               .90% over $500 million

Technology Portfolio                           1.00% to $250 million
                                               .95% next $250 million
                                               .90% over $500 million

Telecom Utility Portfolio                      .75% to $150 million
                                               .60% next $350 million
                                               .50% over $500 million

Worldwide High Income Portfolio                .80% to $350 million
                                               .75% over $350 million

(1) Advisor shall be paid a composite fee based on the aggregate assets it manages for both SunAmerica Series Trust and Seasons Series Trust Cash Management Portfolios.


* Prior to May 1, 2007, the advisory fees for the Equity Opportunities Portfolio and Mid-Cap Growth Portfolio were as follows:



Equity Opportunities Portfolio                 .75% to $150 million
                                               .60% next $350 million
                                               .50% over $500 million

Mid-Cap Growth Portfolio                       .75% to $600 million
                                               .70% next $900 million
                                               .65% over $1.5 billion



     The following table sets forth the total advisory fees received by the Adviser from each Portfolio pursuant to the Advisory Agreement for the fiscal years ended January 31, 2005, 2006 and 2007.



Portfolio                            2007       2006          2005
---------                            ----   -----------   -----------
Aggressive Growth                           $ 1,406,145   $ 1,399,971
Alliance Growth                               6,126,785     6,599,782
Balanced                                      1,798,296     2,065,555
Blue Chip Growth                            $   355,921   $   359,994
Capital Growth                                  235,158       351,561
Cash Management                               1,901,907     2,024,302
Corporate Bond                                2,553,672     2,209,001
Davis Venture Value                          16,806,964    16,208,133
"Dogs" of Wall Street                           685,802       792,286
Emerging Markets                              1,997,925     1,454,451
Equity Index                                    176,725       191,293
Equity Opportunities                          1,737,085     1,747,906
Foreign Value                                 2,663,801     1,528,174
Fundamental Growth                            1,891,264     2,217,359
Global Bond                                     978,819       925,232
Global Equities                               1,764,055     1,878,872
Growth-Income                                 4,541,682     5,267,835
Growth Opportunities                            211,187       258,651
High-Yield Bond                               2,083,707     2,174,276
International Diversified Equities            3,392,695     2,947,401
International Growth and Income               3,170,686     2,781,375
Marsico Focused Growth                        1,206,897     1,116,089
MFS Massachusetts Investors Trust             1,887,939     1,917,675
MFS Total Return                              6,422,502     5,706,294
Mid-Cap Growth                                1,944,998     2,071,740
Real Estate                                   1,778,666     1,480,284
Small & Mid Cap Value                         2,081,866     1,203,815
Small Company Value                              99,830        94,464
Technology                                      442,186       631,853
Telecom Utility                                 395,717       398,656
Worldwide High Income                           730,556       933,426

     For certain Portfolios, the Adviser has agreed to reimburse expenses, if necessary, to keep annual operating expense at or below the following percentage of each of the following percentage of each of the following Portfolio's average net assets: Equity Index Portfolio 0.55% for Class 1 shares; Capital Growth Portfolio 1.35%, 1.50% and 1.60% for Class 1 shares, Class 2 shares and Class 3 shares, respectively; Blue Chip Growth Portfolio 0.85%, 1.00% and 1.10% for Class 1 shares, Class 2 shares and Class 3 shares, respectively; Small Company Value Portfolio 1.60% for Class 1 shares; and Growth Opportunities Portfolio 1.00%, 1.15% and 1.25% for Class 1 shares, Class 2 shares and Class 3 shares, respectively;. The Adviser may voluntarily reimburse additional amounts to increase return to a Portfolio's investors. The Adviser may terminate all such waivers and or/reimbursements at any time. Waivers or reimbursements made by the Adviser with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payment to the Adviser and maintain the foregoing expense limitations.



     For the fiscal year ended January 31, 2007, the Adviser voluntarily waived fees or reimbursed expenses, which are not included as part of the Advisory Fee table as follows:



     For the fiscal year ended January 31, 2006, the Adviser voluntarily waived fees or reimbursed expenses, which are not included as part of the Advisory Fee table as follows: Equity Index Portfolio - $33,889; Fundamental Growth Portfolio
- $73,839; Blue Chip Growth Portfolio - $18,880; Small Company Value Portfolio - $21,926; and Growth Opportunities Portfolio - $14,243. Certain Portfolios had recoupments for the fiscal year ended January 31, 2006, and such recoupments, which are not included as a part of the advisory fee table, were as follows:
Capital Growth Portfolio - $40,203; Blue Chip Growth - $1,366; Small Company Value Portfolio - $2,757; and Growth Opportunities Portfolio - $4,547.



     For the fiscal year ended January 31, 2005, the Adviser voluntarily waived fees or reimbursed expenses, not reflected in the Advisory Fee table, as follows: Equity Index Portfolio: $39,118; Capital Growth Portfolio: $51,238; Blue Chip Growth Portfolio: $36,545; Small Company Value Portfolio: $40,342; and Growth Opportunities Portfolio: $20,051. Certain Portfolios had recoupments for the fiscal year ended January 31, 2005, and such recoupments, which are not included as a part of the advisory fee table, were as follows: Capital Growth
Portfolio: $784; Small Company Value Portfolio: $2,757; Growth Opportunities
Portfolio: $485; Marsico Focused Growth Portfolio: $13,989; and Small & Mid Cap Value Portfolio: $17,429.


                             SUBADVISORY AGREEMENTS


     Alliance, CMA, Davis, FAF Advisors, Federated, Franklin, GSAM-International, JP Morgan, Marsico, MFS, Van Kampen, Oppenheimer, Putnam, Templeton and WellsCap act as Subadvisers to certain of the Trust's Portfolios pursuant to various Subadvisory Agreements with AIG SAAMCo. Under the Subadvisory Agreements, the Subadvisers manage the investment and reinvestment of the assets of the respective Portfolios for which they are responsible. Each of the Subadvisers is independent of AIG SAAMCo and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of AIG SAAMCo, which pays the Subadvisers' fees.



     Alliance is an indirect majority-owned subsidiary of AXA Financial, Inc. Alliance does business in certain circumstances, including its role as Subadviser to the Small & Mid Cap Value Portfolio of the Trust, using the name AllianceBernstein Investment Research and Management, a unit of AllianceBernstein L.P.. AllianceBernstein Institutional Research and Management is the institutional marketing and client servicing unit of Alliance. AllianceBernstein Investment Research and Management is the retail distribution unit of Alliance. CMA is a wholly-owned subsidiary of Bank of America NA, which in turn is a wholly owned banking subsidiary of Bank of America Corporation. Davis is a Colorado limited partnership. FAF Advisors is a division of U.S. Bank National Association. U.S. Bank National Association is a subsidiary of U.S. Bancorp. Federated is a wholly-owned subsidiary of Federated Investors, Inc. Franklin is a wholly owned subsidiary of Franklin Resources, Inc. (referred to as Franklin Templeton Investments), a publicly owned company engaged in the financial service industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Franklin Resources Inc. As of September 1, 1999, the Investment Management Division ("IMD") was established as a new operating division of Goldman, Sachs & Co. GSAM-International is a unit of IMD. JP Morgan is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. MFS is an indirect wholly-owned subsidiary of Sun Life Financial Services of Canada, Inc. Van Kampen is a subsidiary of Morgan Stanley. Marsico is a registered investment adviser formed in 1997 that became a wholly owned indirect subsidiary of Bank of America Corporation in January 2001. OppenheimerFunds, Inc. is a wholly owned subsidiary of Oppenheimer Acquisition Corp., which is in turn majority owned by the Massachusetts Mutual Life Insurance Company. Putnam is a Delaware limited liability company. Templeton is a wholly-owned subsidiary of Franklin Templeton Investments. WellsCap is an indirect wholly owned subsidiary of Wells Fargo & Company, a publicly held diversified financial services company.


     The Subadvisory Agreements, after initial approval with respect to a Portfolio, continue in effect for a period of two years, in accordance with their terms, unless terminated, and may thereafter be renewed from year to year as to a Portfolio for so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Subadvisory Agreement may be terminated at any time, without penalty, by the Trustees, by the holders of a majority of the respective Portfolio's outstanding voting securities, by AIG SAAMCo or not less than 30 nor more than 60 days, written notice to the Subadviser, or by the Subadviser on 90 days, written notice to AIG SAAMCo and the Trust. Under the terms of the Subadvisory Agreement, the Subadviser is not liable to the Portfolios, or their shareholders, for any act or omission by it or for any losses sustained by the Portfolios or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties.

SUBADVISORY FEES

     The Adviser pays each Subadviser a monthly fee with respect to each Portfolio for which the Subadviser performs services, computed on average daily net assets, at the following annual rates:


    SUBADVISER                    PORTFOLIO                              FEE
    ----------       -----------------------------------   -------------------------------
Alliance             Alliance Growth Portfolio             .35% on the first $50 million
                                                           .30% on the next $100 million
                                                           .25% thereafter

                     Growth-Income Portfolio               .35% on the first $50 million
                                                           .30% on the next $100 million
                                                           .25% on the next $150 million
                                                           .20% on the next $200 million
                                                           .15% thereafter

                     Small & Mid Cap Value Portfolio       .50% on the first $250 million
                                                           .45% thereafter

CMA*                 Cash Management Portfolio(1)          .125% on the first $100 million
                                                           .100% on the next $400 million
                                                           .075% on the next $500 million
                                                           .050% thereafter

                     Technology Portfolio                  .500% on the first $150 million
                     (effective May 1, 2007)               .450% on the next $100 million
                                                           .425% thereafter

Davis                Davis Venture Value Portfolio         .45% on the first $100 million
                     Real Estate Portfolio                 .40% on the next $400 million
                                                           .35% thereafter

FAF Advisors         Equity Index Portfolio                .125% of Net Assets

Federated            Corporate Bond Portfolio              .30% on the first $25 million
                                                           .25% on the next $25 million
                                                           .20% on the next $100 million
                                                           .15% thereafter

    SUBADVISER                    PORTFOLIO                              FEE
    ----------       -----------------------------------   -------------------------------
Franklin             Small Company Value Portfolio         .60% on the first $200 million
                                                           .52% on the next $300 million
                                                           .50% thereafter

GSAM-International   Global Bond Portfolio                 .40% on the first $50 million
                                                           .30% on the next $100 million
                                                           .25% on the next $100 million
                                                           .20% thereafter

JP Morgan*           Global Equities Portfolio             .45% on the first $50 million
                                                           .40% on the next $100 million
                                                           .35% on the next $350 million
                                                           .30% thereafter

                     Balanced Portfolio                    .40% on the first $50 million
                                                           .30% on the next $100 million
                                                           .25% thereafter

                     Mid Cap Growth Portfolio              .42% on the first $100 million
                     (effective May 1, 2007)               .40% thereafter

Marsico              Marsico Focused Growth Portfolio(2)   .45% of Net Assets

MFS*                 MFS Massachusetts Investors Trust     .40% on the first $300 million
                     Portfolio                             .375% on the next $300 million
                                                           .35% on the next $300 million
                                                           .325% on the next $600 million
                                                           .25% thereafter

                     MFS Total Return Portfolio            .375% of Net Assets

                     Telecom Utility Portfolio             .375% on the first $250 million
                     (effective May 1, 2007)               .325% on the next $500 million
                                                           .300% on the next $750 million
                                                           .250% thereafter

Oppenheimer*         Equity Opportunities Portfolio        .40% on the first $50 million
                     (effective May 1, 2007)               .35% on the next $200 million
                                                           .30% thereafter

                     Fundamental Growth Portfolio          .450% on the first $150 million
                     (effective May 1, 2007)               .425% on the next $150 million
                                                           .350% thereafter

Putnam               Emerging Markets Portfolio**          .85% on the first $100 million

    SUBADVISER                    PORTFOLIO                              FEE
    ----------       -----------------------------------   -------------------------------
                                                           .80% on the next $100 million
                                                           .75% thereafter

                     International Growth and Income       .65% on the first $150 million
                     Portfolio                             .55% on the next $150 million
                                                           .45% thereafter

Templeton            Foreign Value Portfolio               .625% on the first $50 million
                                                           .465% on the next $150 million
                                                           .375% on the next $300 million
                                                           .35% thereafter

Van Kampen           International Diversified Equities    .45% on the first $250 million
                     Portfolio**                           .40% on the next $250 million
                                                           .35% thereafter

                     Worldwide High Income Portfolio***    .45% on the first $350 million
                                                           .40% thereafter

                     Growth Opportunities Portfolio        .50% of Net Assets

WellsCap*            Capital Growth Portfolio              .450% on the first $50 million
                     (effective May 1, 2007)               .400% on the next $200 million
                                                           .375% on the next $250 million
                                                           .350% thereafter


(1) For purposes of determining whether the Portfolio's assets meet the breakpoints set forth herein, the assets managed by the Subadviser for this Portfolio and the assets of any other Portfolio managed by Subadviser on behalf of the Seasons Series Trust and SunAmerica Series Trust shall be aggregated.

(2) For purposes of the breakpoint on the Marsico Growth Portfolio, the asset level at which the fee rate breaks shall be based upon the average daily net assets of all portfolios of the SunAmerica Series Trust and Seasons Series Trust Focus Growth and Income Portfolio for which Marsico serves as subadviser.


* On May 1, 2007, Oppenheimer replaced Federated as the subadviser of the Equity Opportunities Portfolio (formerly the Federated American Leaders Portfolio), JPMorgan replaced MFS as the subadviser of the Mid-Cap Growth Portfolio (formerly, the MFS Mid-Cap Growth Portfolio), JP Morgan replaced Federated as the subadviser of the Telecom Utility Portfolio, CMA replaced Van Kampen as the subadviser of the Technology Portfolio, WellsCap replaced Goldman Sachs Asset Management, LP ("GSAM") as the subadviser of the Capital Growth Portfolio (formerly, the Goldman Sachs Research Portfolio), and Oppenheimer replaced Putnam as the subadviser of the Fundamental Growth Portfolio (formerly, the Putnam Growth: Voyager Portfolio).

     The following table sets forth the fees paid to the Subadvisers, for the fiscal years ended January 31, 2007, 2006 and 2005.



    SUBADVISER                     PORTFOLIO                2007      2006         2005
    ----------       ------------------------------------   ----   ----------   ----------
Alliance             Alliance Growth                               $2,611,161   $2,808,243
                     Growth-Income                                  1,712,505    1,930,351
                     Global Equities (through 11/1/05)       --       640,747      919,517
                     Small & Mid Cap Value                          1,060,485      601,908

CMA                  Cash Management                                  546,518      608,101

Davis                Davis Venture Value                            8,553,482    8,254,067
                     Real Estate                                      971,955      812,818

FAF Advisors         Equity Index                                      55,227       59,781

Federated            Corporate Bond                                   870,612      700,201
                     Equity Opportunities                             669,028      672,635
                     Telecom Utility                                  221,750      222,820

Franklin             Small Company Value                               59,898       56,678

GSAM                 Capital Growth Portfolio                         130,643      231,860

GSAM-International   Global Bond                                      478,685      453,956

JP Morgan            Global Equities (since 11/1/05)                  234,215           --
                     Balanced (since 1/23/06)                          19,209           --

Marsico              Marsico Focused Growth                           638,946      590,871

MFS                  MFS Massachusetts Investors Trust              1,078,822    1,095,814
                     Mid-Cap Growth                                 1,037,332    1,104,916
                     MFS Total Return                               3,690,866    3,277,670

Putnam               Emerging Markets                               1,547,157    1,163,563
                     International Growth and Income                1,980,386    1,755,734
                     Fundamental Growth                             1,022,810    1,280,017

Templeton            Foreign Value                                  1,423,130   $  855,332

Van Kampen           Growth Opportunities (since 10/3/05)              36,497           --
                     International Diversified Equities             2,062,328    1,915,809
                     Technology                                       221,093      365,304
                     Worldwide High Income                            410,938      601,095


                               PORTFOLIO MANAGERS

OTHER ACCOUNTS


     The portfolio managers primarily responsible for the day-to-day management of the Portfolios, all of whom are listed in the Prospectus ("Portfolio Managers"), are often engaged in the management of various other accounts. The total number of other accounts managed by each Portfolio Manager (whether managed as part of a team or individually) and the total assets in those accounts, as of January 31, 2007, is provided in the table below. If applicable, the total number of accounts and total assets in accounts that have an advisory fee which is all or partly based on the account's performance is provided in parentheses.


                                                                     OTHER ACCOUNTS
                                                                (As of January 31, 2006)
                                       -------------------------------------------------------------------------
                                       Registered Investment                                   Other Accounts
                                             Companies             Pooled Investment       ---------------------
                                       ---------------------            Vehicles                         Total
                                                     Assets    -------------------------                Assets
  Advisers/                              No. of      (in $      No. of     Total Assets     No. of        (in
 Subadviser      Portfolio Managers     Accounts   millions)   Accounts   (in $millions)   Accounts   $millions)
 ----------    ---------------------    --------   ---------   --------   --------------   --------   ----------
AIG SAAMCo     Massey, John
               Rushin, Jay
               Voege, Brendan

Alliance       Baldwin, Michael R.
               MacGregor, James
               Paul, Joseph Gerard
               Wallace, Scott
               Weiner, Andrew

CMA            Collette, Wayne

Davis          Davis, Andrew A.
               Davis, Christopher C.
               Feinberg, Kenneth C.
               Spears, Chandler

FAF Advisors   French, Walter

Federated      Balestrino, Joseph M.
               Durbiano, Mark E.
               Kehm, Nathan H.
               Smith, Christopher J.

Franklin       Baughman, Bruce
               Lippman, William J.
               McGee, Margaret
               Taylor, Don

GSAM-Int'l     Lindsay, Iain
               Moffitt, Philip
               Wilson, Andrew F.

JP Morgan      Bargava, Sandeep
               Dessner, Maddie
               Jakobson, Patrik
               Jones, Christopher
               Parton, Timothy

                                                                     OTHER ACCOUNTS
                                                                (As of January 31, 2006)
                                       -------------------------------------------------------------------------
                                       Registered Investment                                   Other Accounts
                                             Companies             Pooled Investment       ---------------------
                                       ---------------------            Vehicles                         Total
                                                     Assets    -------------------------                Assets
  Advisers/                              No. of      (in $      No. of     Total Assets     No. of        (in
 Subadviser      Portfolio Managers     Accounts   millions)   Accounts   (in $millions)   Accounts   $millions)
 ----------    ---------------------    --------   ---------   --------   --------------   --------   ----------
Marsico        Marsico, Thomas F.

MFS            Beatty, T. Kevin
               Chitkara, Nevin P.
               Douglas, William P.
               Enright, Kenneth J.
               Gorham, Steven R.
               Hawkins, Richard O.
               Langsner, Alan T.
               Roberge, Michael W.
               Sage, Jonathan W.
               Shaughnessy, Maura A.
               Taylor, Brooks
               Zatlyn, Nicole M.

Oppenheimer    Baylin, Marc
               Monoyios, Nikolaos
               Wilby, William
               Zavanelli, Mark

Putnam         Grana, Daniel
               Holding, Pamela R.
               Jaroch, Darren
               Ora, Avo

Templeton      Docal, Antonio
               Motyl, Gary P.
               Sandler, Tina

Van Kampen     Baurmeister, Eric
               Brickhouse, Dudley
               Givelber, Joshua
               Hart, Mathew
               Kaune, Federico
               Lewis, Gary M.
               Loery, Gordon W.
               Luby, Janet
               McKenna, Abigail
               Miller, Scott
               Thivierge, Ann

WellsCap       Harris, Michael C.
               Pence, Thomas J.


* The majority of these accounts are wrap accounts which require a minimum of only $100,000.

POTENTIAL CONFLICTS OF INTEREST

     As shown in the tables above, the Portfolio Managers are responsible for managing other accounts for multiple clients, including affiliated clients, ("Other Client Accounts") in addition to the Portfolios. In certain instances, conflicts may arise in their management of a Portfolio and such Other Client Accounts. The Portfolio Managers aim to conduct their activities in such a manner that permits them to deal fairly with each of their clients on an overall basis in accordance with applicable securities laws and fiduciary obligations. Notwithstanding, transactions, holdings and performance, among others, may vary among a Portfolio and such Other Client Accounts.

     - Trade Allocations. Conflicts may arise between the Portfolio and Other Client Accounts in the allocation of trades among the Portfolio and the Other Client Accounts. For example, a Subadviser may determine that there is a security that is suitable for a Portfolio, as well as, for Other Client Accounts that have a similar investment objective. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, or the Subadviser and/or Portfolio Manager may take "short" positions in Other Client Accounts with respect to securities held "long" within a Portfolio, or vice-versa, which may adversely affect the value of securities held by the Portfolio. In certain instances, the Adviser and/or Portfolio Manager may have ownership or different interests in Other Client Accounts, including different compensation with respect to Other Client Accounts, such as incentive fees. Such ownership or different interests may cause a conflict of interest. The Trusts and the Subadvisers generally have adopted policies, procedures and/or practices regarding the allocation of trades and brokerage, which the Trusts and Subadvisers believe address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). Subject to cash and security availability and lot size, among other factors, the policies, procedures and/or practices generally require that securities be allocated among the Portfolios and Other Client Accounts with a similar investment objective in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

     - Allocation of Portfolio Managers' Time. The Portfolio Managers' management of the Portfolios and Other Client Accounts may result in the portfolio manager devoting a disproportionate amount of time and attention to the management of a Portfolio and Other Client Accounts if the Portfolios and Other Client Accounts have different objectives, benchmarks, time horizons, and fees. Generally, the Advisers seek to manage such competing interests for the time and attention of the Portfolio Managers. Although the Advisers do not track the time a portfolio manager spends on the Portfolio or a single Other Client Account, certain Advisers periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of such Portfolio Manager's accounts. In certain instances, Portfolio Managers may be employed by two or more employers. Where the Portfolio Manager receives greater compensation, benefits or incentives from one employer over another, the Portfolio Manager may favor one employer over the other (or Other Client Accounts) causing a conflict of interest.

     - Personal Trading by Portfolio Managers. The management of personal accounts by a Portfolio Manager may give rise to potential conflicts of interest. While generally, the Advisers' and Subadvisers' Codes of Ethics will impose limits on the ability of a Portfolio Manager to trade for his or her personal account, especially where such trading might give rise to a potential conflict of interest, there is no assurance that the Adviser's and Subadviser's Codes of Ethics will eliminate such conflicts.

     Other than the conflicts described above, the Trust is not aware of any material conflicts that may arise in the connection with each Subadviser's management of the Portfolios, investments and such Other Accounts.

COMPENSATION

     Pursuant to the Subadvisory Agreements, each Subadviser is responsible for paying its own expenses in connection with the management of the Portfolios, including the compensation of its Portfolio Managers. The structure and method of compensation of the Portfolio Managers, organized by Subadviser, is described below.

     AIG SAAMCO. The AIG SAAMCo portfolio managers' compensation has both a salary and bonus component. There are no differences between the methods used to determine compensation with respect to the Portfolio and the other accounts. The salary component is a fixed base salary, which is the same for all AIG SAAMCo portfolio managers, and is not based on manager performance. Generally, salary is based upon several factors, including experience and market levels of salary for such position. The bonus components of their salaries are based both on the Portfolio's individual performance and the organizational performance of AIG SAAMCo. The Portfolio's individual performance constitutes seventy-five percent (75%) of the bonus component. It is determined by the Portfolio's one- and three-year performance relative to its Lipper peer group on a pre--tax basis. The amount of the individual performance bonus ranges from zero percent to two hundred and twenty-five percent (0%-225%) of the portfolio manager's base salary.

     The organizational performance component of the portfolio manager's bonus constitutes twenty-five (25%) percent of his bonus. This portion of the bonus ranges from zero percent up to seventy-five percent (0%-75%) of their base salary. There are four factors which are used in determining the organizational component of the portfolio manager's bonus: (1) overall profitability of AIG SAAMCo; (2) the portfolio manager's overall process of engagement; (3) the construction of the manager's portfolio and exposure to risk; and (4) the portfolio manager's participation in other activities on behalf of AIG SAAMCo.

     ALLIANCE. Alliance's compensation program for investment professionals (portfolio managers and research analysts) is designed to be competitive and appropriate to attract and retain the highest caliber employees. Compensation of investment professionals primarily reflects their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds.

     Investment professionals are compensated on an annual basis through a combination of the following: (i) fixed base salary; (ii) discretionary incentive compensation in the form of an annual cash bonus; (iii) discretionary incentive compensation in the form of awards under Alliance's Partners Compensation Plan ("deferred awards") and (iv) discretionary long-term incentive compensation in the form of restricted unit grants. Investment professionals also receive contributions under Alliance's Profit Sharing/401(k) Plan. Alliance's overall profitability determines the total amount of incentive compensation available to investment professionals. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a closer alignment between the investment professionals and Alliance's clients and mutual fund shareholders. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance's publicly traded equity securities.

     An investment professional's total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the investment success of the portfolios managed by the individual. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors.

     CMA. CMA's portfolio managers compensation is primarily based on investment experience. Bonus compensation is based upon performance of job responsibilities and investment performance of portfolios managed. Stock and option awards are tied to industry experience, success of Columbia Management Group (the investment management division of Bank of America of which CMA is a part) and the Bank of America organization as a whole, and also to retain key employees.

     DAVIS. Davis' portfolio managers' compensation may consist of (i) base salary, (ii) an annual bonus equal to a percentage of growth in Davis' profits,
(iii) awards of equity ("Units") in Davis, including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby Davis purchase shares in selected funds managed by Davis. At the end of specified periods, generally five-years following the date of purchase, some, all, or none of the Davis fund shares will be registered in the employee's name based on fund performance, after expenses on a pre-tax basis, versus the S&P 500 Index, and versus peer groups as defined by Morningstar or Lipper. Davis' portfolio managers are provided benefits packages including life insurance, health insurance and participation in company 401(k) plan comparable to that received by other company employees.

     Mr. Feinberg's and Mr. Spears' compensation consists of all four compensation components. Christopher Davis' and Andrew Davis' compensation consists of a base salary.

     FAF ADVISORS. The FAF Advisors portfolio managers identified in the Prospectus receive a base salary, annual cash incentive and long-term incentive payments. There are no differences between the methods used to determine compensation with respect to the Portfolio and the other accounts.



     Base salary is based upon an analysis of the portfolio manager's general performance, experience and market levels of base pay for such a position. Annual cash incentives are paid based upon investment performance, generally over the past one- and three-year periods unless the portfolio manager's tenure is shorter. The maximum potential annual cash incentive is equal to a multiple of base pay, determined based upon the particular portfolio manager's performance and market levels of base pay for such position. For non-index fund portfolio managers, such as Ms. Johnson and Mr. Bren, the portion of the maximum potential annual cash incentive that is paid is based upon performance relative to the portfolio's benchmark and performance relative to an appropriate Lipper industry peer group. Generally, the threshold for payment of an annual cash incentive is (i) benchmark performance and (ii) median performance versus the peer group. Maximum annual cash incentive is attained at (a) a spread over the benchmark which FAF Advisors believes will, over time, deliver top quartile performance and (b) top quartile performance versus the Lipper industry peer group. Investment performance is measured on a pre-tax basis, gross of fees. Lipper industry peer group performance is also measured gross of fees. Long term incentive payments are paid to portfolio managers on an annual basis based upon general performance and expected contributions to the success of FAF Advisors. Long-term incentive payments are comprised of two components: (i) FAF Advisors phantom equity units and (ii) US Bancorp options and restricted stock.


     For managers of the Index Funds, the portion of the maximum potential annual cash incentive that is paid out is based upon the portfolio's tracking error relative to its benchmark (with lower tracking error resulting in a higher cash incentive payment).

     FEDERATED. Federated's portfolio managers are paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and stock of Federated Investors, Inc. ("Federated Investors"). There are five weighted performance categories in the Balanced Scorecard. Investment Product Performance ("IPP") is the predominant factor. Of lesser importance are: Leadership/Teamwork/ Communication, Research Performance, Customer Satisfaction, and Financial Success. The total Balanced Scorecard "score" is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.

     IPP is measured on a rolling one-, three- and five-calendar year pre-tax total return basis vs. fund benchmarks, and on a rolling three- and five-calendar year pre-tax total return basis versus designated peer groups of comparable funds (e.g., a subset of funds in the same category as established by Lipper). These performance periods are adjusted if the portfolio manager has been managing a fund for less than five years. Other accounts managed managed by the Portfolio Managers may be measured against different benchmarks and certain accounts may be excluded when calculating IPP. The Balanced Scorecard Investment Product Performance score is calculated based on an equal weighting of all accounts managed by the portfolio manager.

     Leadership/Teamwork/Communication is assessed by the Chief Investment Officer in charge of the portfolio manager's group, with input from the portfolio manager's co-workers. Customer Satisfaction is assessed through two components: Sales and Marketing Support and Net Sales. Federated's senior management assesses the quality, amount and effectiveness of sales and marketing support, with input from sales management. Net sales are assumed to indirectly reflect customer satisfaction, so net fund flows may be assessed relative to industry trends for the fund category. Financial Success is assessed to tie the portfolio manager's bonus, in part, to Federated's overall financial health. Half of the financial success category is measured based on growth of the portfolio manager's funds (assets under management and revenues), and supporting the appropriate number of funds to improve efficiency and enhance strong fund performance. Half of the financial success category is based on the growth in assets under management and revenues attributable to the portfolio manager's Department, to encourage teamwork. The financial success score is lowered if Federated's overall financial targets are not achieved.

     In addition, Mr. Dierker has received or will receive a guaranteed minimum incentive payment for 2004 and 2005. Mr. Nichol was awarded a grant of restricted Federated stock.

     FRANKLIN. Franklin seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

     Base salary. Each portfolio manager is paid a base salary.

     Annual bonus. Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

          - Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

          - Non-investment performance. The more qualitative contributions of a portfolio manager to the manager's business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

          - Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

     Additional long-term equity-based compensation. Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

     Portfolio managers also participate in benefit plans and programs available generally to all employees of Franklin.




     GSAM-INTERNATIONAL. GSAM-International and the GSAM-International Fixed Income Team's (the "Fixed Income Team") compensation packages for its portfolio managers are comprised of a base salary and performance bonus. The base salary is fixed. However, the performance bonus is a function of each portfolio manager's individual performance; the Fixed Income Team's total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees; his or her contribution to the overall performance of the Fixed Income team; the performance of GSAM-International; the profitability of Goldman, Sachs & Co.; and anticipated compensation levels among competitor firms. Portfolio Managers are rewarded for their ability to outperform a benchmark while managing risk exposure.

     The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) overall pre-tax portfolio performance; (2) consistency of performance across accounts with similar profiles; (3) compliance with risk budgets; and (4) communication with other portfolio managers within the research process. In addition, the following factors involving the overall performance of the investment style team are also considered when the amount of performance bonus is determined: (1) whether the teams' performance exceeded performance benchmarks over one-year and three-year periods (for Portfolio specific benchmark's please see below); (2) whether the team managed portfolios within a defined range around a targeted tracking error; (3) whether the team performed consistently with objectives and client commitments; (4) whether the team achieved top tier rankings and ratings (a consideration secondary to the above) and (5) whether the team managed all similarly mandated accounts in a consistent manner. The benchmark for this Portfolio is the JP Morgan Government Global Bond Index.

     Other Compensation. In addition to base salary and performance bonus, GSAM-International has a number of additional benefits/deferred compensation programs for all portfolio managers in place, including (i) a 401K program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

     Certain GSAM-International portfolio managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman, Sachs & Co.'s overall financial performance.

     JP MORGAN. JP Morgan's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of JP Morgan's business as a whole.

     Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

     Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

     MARSICO. Marsico's portfolio managers are generally subject to the compensation structure applicable to all Marsico employees. As such, Mr. Marsico's compensation consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) Marsico's overall profitability for the period, and (2) individual achievement and contribution.

     Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts. Exceptional individual efforts are rewarded through greater participation in the bonus pool. Portfolio manager compensation comes solely from Marsico.

     Although Marsico may compare account performance with relevant benchmark indices, portfolio manager compensation is not directly tied to achieving any pre-determined or specified level of performance. In order to encourage a long-term time horizon for managing portfolios, Marsico seeks to evaluate the portfolio manager's individual performance over periods longer than the immediate compensation period. In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within Marsico's Investment Team, contributions to Marsico's overall investment performance, discrete securities analysis, and other factors.

     In addition to his salary and bonus, Mr. Marsico may participate in other Marsico benefits to the same extent and on the same basis as other Marsico employees.

     MFS. MFS's portfolio manager compensation is a combination of base salary and performance bonus. The base salary represents a relatively smaller percentage of portfolio manager's total cash compensation (generally below 33%) than incentive compensation. The performance bonus or incentive compensation represents a majority of the portfolio manager's total cash compensation.

     The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter. The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Portfolio(s) and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods). The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to the investment process (distinct from portfolio performance).

     Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors. Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms.


     OPPENHEIMER. Oppenheimer's portfolio managers are employed and compensated by Oppenheimer, not the Fund. Under Oppenheimer's compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of Oppenheimer. This is intended to align the portfolio managers' and analysts' interests with the success of the funds and accounts and their investors. Oppenheimer's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of December 31, 2006 each Portfolio Managers' compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Oppenheimer's holding company parent. Senior portfolio managers may also be eligible to participate in the Oppenheimer's deferred compensation plan.



     The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help Oppenheimer attract and retain talent. The annual discretionary bonus is determined by senior management of Oppenheimer and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds managed by the Portfolio Managers. The compensation structure of one other fund managed by the Portfolio Managers is different from the compensation structure of the Fund, described above. That fund's compensation structure is based on the fund's performance.



     PUTNAM. Putnam believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the Portfolio is its broad investment category as determined by Lipper Inc. The Lipper peer groups for the three SunAmerica Series Trust portfolios managed by Putnam are as follows: (a) Emerging Markets Portfolio is the Lipper Emerging Markets Funds and (b) International Growth and Income Portfolio is the Lipper International Large-Cap Core Funds.


     The portion of the incentive compensation pool available to an investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

     -    Consistent performance means being above median over one year.

     - Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

     - Superior performance (which is the largest component of Putnam Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund's Portfolio Leader(s) and Portfolio Member(s), as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

     TEMPLETON. Templeton seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

     Base salary. Each portfolio manager is paid a base salary.

     Annual bonus. Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

          - Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

          - Research Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

          - Non-investment performance. For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

          - Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

     Additional long-term equity-based compensation. Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

     Portfolio managers also participate in benefit plans and programs available generally to all employees of Templeton.

     VAN KAMPEN. Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

     Base Salary Compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

     Discretionary Compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation can include:

     -    Cash Bonus;

     - Morgan Stanley's Equity Incentive Compensation Program (EICP) Awards -- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

     - Investment Management Deferred Compensation Plan (IMDCP) Awards -- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Fund;

     - Voluntary Deferred Compensation Plans -- voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

     - Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's/account's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups, where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

     - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

     -    Contribution to the business objectives of the Investment Adviser.

     -    The dollar amount of assets managed by the portfolio manager.

     -    Market compensation survey research by independent third parties.

     -    Other qualitative factors, such as contributions to client objectives.

     - Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.


     WELLSCAP. WellsCap has a comprehensive and competitive compensation program. WellsCap surveys our industry annually to reassess the standing of critical components including salary points, cash bonus incentives, and deferred compensation. WellsCap custom tailors personal scorecards to measure positive contributions to relative investment results.

WellsCap presets ranges so incentive opportunities are known and measured continually. WellsCap may additionally utilize "revenue share" programs to reward outstanding performance and to retain outstanding people.



     Compensation for portfolio managers is focused on annual and historical investment performance as compared to the fund's objectives, contribution to client retention and business relationships, and asset growth. Research analysts are also evaluated based on the performance of the sectors that they cover in the fund and their security recommendations. Investment team compensation structure is directly linked to the value added to clients' funds as measured by the performance metrics described here.



     Long-tenured investment professionals with proven success may also participate in a revenue sharing program that is tied to the success of their respective investment portfolios, aligns the interests of the investment team with the clients' and provides direct participation in the growth and success of the company and its clients. Revenue sharing is one example of a powerful incentive program that helps to retain and attract the caliber of investment talent that we believe characterizes WellsCap's investment teams.



OWNERSHIP OF PORTFOLIO SHARES



     As of January 31, 2007, none of the Portfolio Managers who are primarily responsible for the day-to-day management of the Portfolios had any ownership interest in a Portfolio that they managed.


                           PERSONAL SECURITIES TRADING


     The Trust, the Adviser and the Distributor have adopted a written Code of Ethics (the "AIG SAAMCo Code") pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics restrict the personal investing by certain access persons of the Portfolios in securities that may be purchased or held by the Portfolios to ensure that such investments do not disadvantage the Portfolio. The AIG SAAMCo Code is filed as exhibits to the Trust's registration statement and instructions concerning how these documents can be obtained may be found on the back cover of the Trust's Prospectus. The Adviser reports to the Board of Trustees on a quarterly basis, as to whether there were any material violations of the AIG SAAMCo Code by access persons of the Trust or any Subadviser during the quarter.



     Each of the Subadvisers has adopted a code of ethics. Provisions of a Subadviser's Code of Ethics are applicable to persons who, in connection with their regular functions or duties as employees of the Subadviser, make, participate in, or obtain information regarding the purchase or sale of a security, or whose functions relate to the making of any recommendation with respect to such purchase or sale by the Portfolio managed by such Subadviser. Such provisions may be more restrictive than the provision set forth in the AIG SAAMCo Code. Material violations of a Subadviser's Code of Ethics will be reported to the Board of Trustees.


                             DISTRIBUTION AGREEMENT

     The Trust, on behalf of each Portfolio, has entered into a distribution agreement (the "Distribution Agreement") with the Distributor, a registered broker-dealer and an indirect wholly owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of each class of shares of each Portfolio to the Separate Accounts of the Life Companies. The address of the Distributor is Harborside Financial Center, 3200 Plaza Five, Jersey City, New Jersey 07311-4992. The Distribution Agreement provides that the Distributor may also distribute shares of the Portfolios. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the cost of printing and distributing Prospectus, annual reports and other periodic reports with respect to each Portfolio, for distribution to persons who are not shareholders of such Portfolio and the costs of preparing, printing and distributing any other supplemental advertising and sales literature. However, certain promotional expenses may be borne by the Portfolios, including printing and distributing Prospectus, proxy statements, notices, annual reports and other periodic reports to existing shareholders.

     After its initial approval, the Distribution Agreement will continue in effect for an initial two year term and thereafter from year to year, with respect to each Portfolio, if such continuance is approved at least annually by vote of a majority of the Trustees, including a majority of the disinterested Trustees. The Trust or the Distributor each has the right to terminate the Distribution Agreement with respect to a Portfolio on 60 days' written notice, without penalty. The

Distribution Agreement automatically terminates with respect to each Portfolio in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

                                RULE 12B-1 PLANS

     The Board of Trustees has adopted a Rule 12b-1 Plan for Class 1 shares (the "Class 1 Plan"), Class 2 shares (the "Class 2 Plan") and Class 3 shares (the "Class 3 Plan" and, together with the Class 1 Plan and Class 2 Plan, the "12b-1 Plans") pursuant to Rule 12b-1 under the 1940 Act. Reference is made to "Account Information" in the Prospectus for certain information with respect to the Class 1, Class 2 and Class 3 Plans. The Class 1 Plan does not provide for a service fee. The Class 2 Plan provides for service fees payable at the annual rate of 0.15% of the average daily net assets of such Class 2 shares. The Class 3 Plan provides for service fees payable at the annual rate of 0.25% of the average daily net assets of such Class 3 shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of Class 2 and 3 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing services to contract holders who are the indirect beneficial owners of the Portfolios' Class 2 and 3 shares. It is possible that, in any given year, the amount paid to certain financial intermediaries for such services could exceed the financial intermediaries' costs as described above.

     From August 1, 2002 through November 30, 2004, Class 1 and Class 2 shares of each Portfolio were subject to distribution fees pursuant to the 12b-1 Plans. From September 30, 2002 through November 30, 2004, Class 3 shares of each Portfolio were subject to distribution fees pursuant to the 12b-1 Plans. Each Portfolio, other than the Cash Management Portfolio participated in directed brokerage programs, whereby a portion of the brokerage commissions generated by a Portfolio was used to make payments to the Distributor to pay for various distribution activities. Such payments to the Distributor did not exceed an annual rate of 0.75% of the average daily net assets of Class 1, Class 2 and Class 3 shares of each Portfolio to compensate the Distributor and certain financial intermediaries to pay for activities principally intended to result in the sale of Class 1, Class 2 and Class 3 shares of each Portfolio. Effective November 30, 2004, the distribution fee component of the 12b-1 Plan for Class 1, Class 2 and Class 3 shares of each Portfolio was terminated.

DISTRIBUTION, ACCOUNT MAINTENANCE AND SERVICE FEES


     The following table sets forth the distribution, account maintenance and service fees the Distributor received from the Portfolios for the fiscal years ended January 31, 2007, 2006 and 2005.



                                                2007                            2006                            2005
                                     ---------------------------   -----------------------------   ------------------------------
PORTFOLIO                            CLASS 1   CLASS 2   CLASS 3   CLASS 1    CLASS 2    CLASS 3    CLASS 1    CLASS 2   CLASS 3
---------                            -------   -------   -------   -------   --------   --------   --------   --------   --------
Aggressive Growth                      N/A                           N/A     $ 20,288   $ 22,327   $  2,576   $ 19,037   $ 12,165
Alliance Growth                        N/A                           N/A      110,105    235,789    293,985    124,247    137,469
Balanced                               N/A                           N/A       37,370     30,559        N/A     40,067     25,112
Blue Chip Growth                       N/A                           N/A       19,379     22,445        672     20,248     17,354
Capital Growth                         N/A                           N/A        9,099      3,518        652      9,888      1,658
Cash Management                        N/A                           N/A       80,373    298,692        N/A     88,210    236,202
Corporate Bond                         N/A                           N/A       93,665    296,561        N/A     88,551    149,874
Davis Venture Value                    N/A                           N/A      326,087    733,282     73,973    300,679    401,241
"Dogs" of Wall Street                  N/A                           N/A       31,697     33,016        N/A     32,008     25,806
Emerging Markets                       N/A                           N/A       25,358     50,662     34,684     18,715     19,654
Equity Index                           N/A                           N/A          N/A        N/A        N/A        N/A        N/A
Equity Opportunities                   N/A                           N/A       33,225    103,810     78,811     41,914     62,362
Foreign Value (2)                      N/A                           N/A       93,238    620,023        N/A     74,365    314,010
Fundamental Growth                     N/A                           N/A       13,613     10,710     49,015     16,773      7,407
Global Bond                            N/A                           N/A       27,062     57,690        N/A     22,923     32,285
Global Equities                        N/A                           N/A       19,399     26,617     56,247     21,868     15,102
Growth Opportunities                   N/A                           N/A        9,692     10,770        N/A     10,172      8,137
Growth-Income                          N/A                           N/A       63,984     50,198    252,867   $ 83,274     40,255
High-Yield Bond                        N/A                           N/A       64,639    119,890        N/A     65,015     88,673
International Diversified Equities     N/A                           N/A       74,734    335,069      3,120     60,702    179,274
International Growth and Income        N/A                           N/A       54,089    106,988     43,378     52,062     66,049
Marsico Focused Growth                 N/A                           N/A       66,961     67,466      1,319     62,909     47,520
MFS Massachusetts Investors Trust      N/A                           N/A       45,499    104,684     49,696     51,137     69,534

                                                2007                            2006                            2005
                                     ---------------------------   -----------------------------   ------------------------------
PORTFOLIO                            CLASS 1   CLASS 2   CLASS 3   CLASS 1    CLASS 2    CLASS 3    CLASS 1    CLASS 2   CLASS 3
---------                            -------   -------   -------   -------   --------   --------   --------   --------   --------
MFS Total Return                       N/A                           N/A      216,320    428,788    105,565    236,314    261,936
Mid-Cap Growth                         N/A                           N/A       77,064    154,316     26,360     88,286    116,866
Real Estate                            N/A                           N/A       46,866    100,356      1,004     39,071     51,557
Small & Mid Cap Value (2)              N/A                           N/A       69,616    414,264        N/A     67,776    239,658
Small Company Value                    N/A                           N/A          N/A         96        N/A        N/A        N/A
Technology                             N/A                           N/A       15,090     23,682     38,529     29,194     26,743
Telecom Utility                        N/A                           N/A        6,985        497      5,744      6,282        359
Worldwide High Income                  N/A                           N/A       12,081      3,650        N/A     10,986      2,769


(1) From date of inception of September 30, 2002 for all except Telecom Utility and Worldwide Income Portfolios which was November 11, 2002.

     Continuance of the 12b-1 Plans with respect to each Portfolio is subject to annual approval by vote of the Trustees, including a majority of the Independent Trustees. Each 12b-1 Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to Class 1, Class 2 and Class 3 shares of a Portfolio, without approval of the shareholders of the Class 1, Class 2 and Class 3 shares of the Portfolio, respectively. In addition, all material amendments to each 12b-1 Plan must be approved by the Trustees in the manner described above. The 12b-1 Plans may be terminated at any time with respect to a Portfolio without payment of any penalty by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of Class 1, Class 2 and Class 3 shares of the Portfolio, respectively. So long as each 12b-1 Plan is in effect, the election and nomination of the Independent Trustees of the Trust shall be committed to the discretion of the Independent Trustees. In the Trustees' quarterly review of the 12b-1 Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the 12b-1 Plans. In their consideration of the 12b-1 Plans with respect to each Portfolio, the Trustees must consider all factors they deem relevant, including information as to the benefits for the Portfolio for the shareholders of Class 1, Class 2 and Class 3 shares of the Portfolio.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

     Under the Code, each Portfolio is treated as a separate regulated investment company providing qualification requirements are met. To qualify as a regulated investment company, a Portfolio must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, U.S. government securities, and other securities limited in respect of any one issuer to not greater than 5% of the value of the Portfolio's assets and to not more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies).

     So long as a Portfolio qualifies as a regulated investment company, such Portfolio will not be subject to federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends. Dividends from net investment income and capitol gain distributions, if any, are paid annually. All distributions are reinvested in shares (of the same class) of the Portfolio at net asset value unless the transfer agent is instructed otherwise.

     Generally, a regulated investment company must timely distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid imposition of a nondeductible 4% excise tax. However, the excise tax generally does not apply to a regulated investment company whose only shareholders are certain tax-exempt trust or segregated asset accounts of life insurance companies held in connection with variable contracts. In order to avoid imposition of the excise tax, each Portfolio intends to qualify for this exemption or to comply with the calendar year distribution requirement.

     Each Portfolio of the Trust is also subject to variable contract asset diversification regulations prescribed by the U.S. Treasury Department under the Code. These regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the value of the total assets of the Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, but each U.S. agency or instrumentality is treated as a separate issuer. If a Portfolio fails to comply with these regulations, the contracts invested in that Portfolio will not be treated as annuity, endowment or life insurance contracts for federal income tax purposes and the income allocable to the contracts will be subject to federal income tax as ordinary income.

     Since the shares of the Portfolios are offered only in connection with the Variable Contracts, no discussion is set forth herein as to the U.S. federal income tax consequences at the shareholder level. For information concerning the U.S. federal income tax consequences to purchasers of the Variable Contracts, see the Prospectus for such contracts.

     A Portfolio may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Portfolio equal, generally, to a portion of the excess of the face value of the securities over the issue price thereof ("original issue discount") each year that the securities are held, even though the Portfolio receives no actual interest payments thereon. Original issue discount is treated as income earned by a Portfolio and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by a Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, a Portfolio's investment in foreign currencies or foreign currency denominated or referenced debt securities and contingent payment or inflation-indexed debt instruments also may accelerate the Portfolio's recognition of taxable income in excess of cash generated by such investments.

     Options, forward contracts, futures contracts and foreign currency transactions entered into by a Portfolio will be subject to special tax rules. These rules may accelerate income to a Portfolio, defer Portfolio losses, cause adjustments in the holding periods of Portfolio securities, convert capital gain into ordinary income and/or convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of distributions by a Portfolio.

     The Real Estate Portfolio may invest in REITs that hold residual interests in REMICs. Under regulations to be prescribed by Treasury (which, if and when issued, could apply retroactively), the Real Estate Portfolio may have income from a REIT that is attributable to the REIT's residual interest in a REMIC and that is treated as an "excess inclusion". Under certain circumstances, the shareholders of the Real Estate Portfolio may have income constituting an "excess inclusion" (in proportion to the dividends received by such shareholders from the Real Estate Portfolio) with the same federal income tax consequences as if such shareholders held the related REMIC residual interest directly.

     A "passive foreign investment company" ("PFIC") is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Portfolio acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Portfolio will be subject to federal income tax on a portion of any "excess distribution" received on the stock or on any gain from disposition of the stock (collectively, the "PFIC income"), plus a certain interest charge, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. A Portfolio may make a mark-to-market election with respect to any stock it holds of a PFIC, if such stock is marketable (as defined by the Code for purposes of such election). For these purposes, all stock in a PFIC that is owned directly or indirectly by a regulated investment company is treated as marketable stock. If the election is in effect, at the end of the Portfolio's taxable year, the Portfolio will recognize annually the amount of mark-to-market gains, if any, with respect to PFIC stock as ordinary income. No ordinary loss will be recognized on the marking to market of PFIC stock, except to the extent of gains recognized in prior years. Alternatively, a Portfolio may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in its income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Portfolio; those amounts would be subject to the distribution requirements applicable to the Portfolio described above. In order to make this election, a Portfolio would be required to obtain certain information from the PFIC, which, in many cases, may be difficult to do.

     Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Portfolio will be subject, since the amount of the Portfolio assets to be invested in various countries is not known. Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes.


     For the fiscal year ended January 31, 2007, the Portfolios had the following capital loss carry-forwards which will expire between 2007 and 2014:



                                     Loss Carry-Forwards
                                     -------------------
Aggressive Growth
Alliance Growth
Blue Chip Growth
Capital Growth
Cash Management
Corporate Bond
Davis Venture Value
Equity Index
Fundamental Growth
Global Equities
Growth-Income
Growth Opportunities
High-Yield Bond
International Diversified Equities
MFS Massachusetts Investors Trust
Mid-Cap Growth
SunAmerica Balanced
Technology
Telecom Utility
Worldwide High Income


     To the extent not yet utilized, such losses will be available to each of the Portfolios to offset future gains through

2006 and 2012. The utilization of such losses will be subject to annual limitations under the Code.

                               PORTFOLIO TURNOVER


     A Portfolio may purchase and sell securities whenever necessary to seek to accomplish its investment objectives. Portfolio turnover generally involves some expense to a Portfolio and its shareholders, including brokerage commissions and other transaction costs on the purchase and sale of securities and reinvestment in other securities. A Portfolio's turnover rate would equal 100% if each security in the Portfolio was replaced once per year.


     For the fiscal year ended January 31, 2006, the portfolio turnover rate was significantly higher than 2005 for the Global Equities Portfolio. The increase in portfolio turnover was due to the transition in Subadviser in 2005 and a change in investment strategy. In regard to the Emerging Markets Portfolio, the increase in portfolio turnover has primarily been a result of the investment team repositioning the portfolio following the dramatic outperformance of emerging markets over the last several years. During the period the investment team trimmed portfolio names which reached their fair valuation targets. A few examples were decisions to trim Unibanco (Brazil) and Telmex (Mexico) both of which had strong gains over the period and we decided to book gains. Replacing names where we booked profits were holdings within regions such as EM Asia which has recently lagged the broader index. For example, within the EM Asia region the team added to holdings in China (China Petroleum and China Mobile) and Taiwanese technology (United Microelectronics and Taiwan Semiconductor). For the fiscal year ended January 31, 2006, the portfolio rate was significantly higher than 2005 for the Global Bond Portfolio. The increase in portfolio turnover was due to an increase in active trades with the global economic recovery and diverging central bank interest rate cycles providing greater opportunities to add alpha to the portfolio.




                               SHARES OF THE TRUST

     The Trust consists of thirty-two separate Portfolios, each of which offers Class 1, Class 2 and Class 3 shares. All shares of the Trust have equal voting rights and may be voted in the election of Trustees and on other matters submitted to the vote of the shareholders. Shareholders' meetings ordinarily will not be held unless required by the 1940 Act. As permitted by Massachusetts law, there normally will be no shareholders' meetings for the purpose of electing Trustees unless and until such time as fewer than a majority of the Trustees holding office have been elected by shareholders. At that time, the Trustees then in office will call a shareholders' meeting for the election of Trustees. The Trustees must call a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so by the record holders of 10% of the outstanding shares of the Trust. A Trustee may be removed after the holders of record of not less than two-thirds of the outstanding shares have declared that the Trustee be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees, provided that immediately after the appointment of any successor Trustee, at least two-thirds of the Trustees have been elected by the shareholders. Shares do not have cumulative voting rights. Thus, holders of a majority of the shares voting for the election of Trustees can elect all the Trustees. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except that amendments to conform the Declaration of Trust to the requirements of applicable federal laws or regulations or the regulated investment company provisions of the Code may be made by the Trustees without the vote or consent of shareholders. If not terminated by the vote or written consent of a majority of its outstanding shares, the Trust will continue indefinitely.

     In matters affecting only a particular Portfolio, the matter shall have been effectively acted upon by a majority vote of that Portfolio even though:
(1) the matter has not been approved by a majority vote of any other Portfolio; or (2) the matter has not been approved by a majority vote of the Trust.

     The classes of shares of a given Portfolio are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses; (ii) Class 2 and 3 shares are subject to service and distribution fees while Class 1 shares are subject to distribution fees; (iii) Class 2 and 3 shares have voting rights on matters that pertain to the Rule 12b-1 Plan adopted with respect to Class 2 and 3 shares and (iv) Class 1 shares have voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to Class 1 shares.


     As of January 31, 2007, AIG SunAmerica Life Assurance Company, First SunAmerica Life Insurance Company,

AIG Life Insurance Company ("AIG Life"), American International Life Assurance Company of New York ("AILAC"), American General Life Insurance Company ("AG Life") and The United States Life Insurance Company in the City of New York ("US Life"), owned, directly or indirectly, 100% of the outstanding shares of all Portfolios. AIG Life, AILAC, AG Life and US Life are collectively referred to as the "Other Affiliated Life Insurance Companies" in the table below. Shares of the Trust are owned through the life companies' separate accounts. The ownership of the Trust's shares is as follows:


                                                         AIG SUNAMERICA LIFE   FIRST SUNAMERICA LIFE   OTHER AFFILIATED LIFE
                                                          ASSURANCE COMPANY      INSURANCE COMPANY      INSURANCE COMPANIES
                                                         -------------------   ---------------------   ---------------------
Aggressive Growth Portfolio (Class 1)
Aggressive Growth Portfolio (Class 2)
Aggressive Growth Portfolio (Class 3)

Alliance Growth Portfolio (Class 1)
Alliance Growth Portfolio (Class 2)
Alliance Growth Portfolio (Class 3)

Balanced Portfolio (Class 1)
Balanced Portfolio (Class 2)
Balanced Portfolio (Class 3)

Blue Chip Growth Portfolio (Class 1)
Blue Chip Growth Portfolio (Class 2)
Blue Chip Growth Portfolio (Class 3)

Capital Growth Portfolio (Class 1)
Capital Growth Portfolio (Class 2)
Capital Growth Portfolio (Class 3)

Cash Management Portfolio (Class 1)
Cash Management Portfolio (Class 2)
Cash Management Portfolio (Class 3)

Corporate Bond Portfolio (Class 1)
Corporate Bond Portfolio (Class 2)
Corporate Bond Portfolio (Class 3)

Davis Venture Value Portfolio (Class 1)
Davis Venture Value Portfolio (Class 2)
Davis Venture Value Portfolio (Class 3)

"Dogs" of Wall Street Portfolio (Class 1)
"Dogs" of Wall Street Portfolio (Class 2)
"Dogs" of Wall Street Portfolio (Class 3)

Emerging Markets Portfolio (Class 1)
Emerging Markets Portfolio (Class 2)
Emerging Markets Portfolio (Class 3)

Equity Index Portfolio (Class 1)

Equity Opportunities Portfolio (Class 1)
Equity Opportunities Portfolio (Class 2)
Equity Opportunities Portfolio (Class 3)

Foreign Value Portfolio (Class 2)
Foreign Value Portfolio (Class 3)

Fundamental Growth Portfolio (Class 1)
Fundamental Growth Portfolio (Class 2)
Fundamental Growth Portfolio (Class 3)

                                                         AIG SUNAMERICA LIFE   FIRST SUNAMERICA LIFE   OTHER AFFILIATED LIFE
                                                          ASSURANCE COMPANY      INSURANCE COMPANY      INSURANCE COMPANIES
                                                         -------------------   ---------------------   ---------------------
Global Bond Portfolio (Class 1)
Global Bond Portfolio (Class 2)
Global Bond Portfolio (Class 3)

Global Equities Portfolio (Class 1)
Global Equities Portfolio (Class 2)
Global Equities Portfolio (Class 3)

Growth-Income Portfolio (Class 1)
Growth-Income Portfolio (Class 2)
Growth-Income Portfolio (Class 3)

Growth Opportunities Portfolio (Class 1)
Growth Opportunities Portfolio (Class 2)
Growth Opportunities Portfolio (Class 3)

High-Yield Bond Portfolio (Class 1)
High-Yield Bond Portfolio (Class 2)
High-Yield Bond Portfolio (Class 3)

International Diversified Equities Portfolio (Class 1)
International Diversified Equities Portfolio (Class 2)
International Diversified Equities Portfolio (Class 3)

International Growth & Income Portfolio (Class 1)
International Growth & Income Portfolio (Class 2)
International Growth & Income Portfolio (Class 3)

Marsico Focused Growth Portfolio (Class 1)
Marsico Focused Growth Portfolio (Class 2)
Marsico Focused Growth Portfolio (Class 3)

MFS Massachusetts Investors Trust Portfolio (Class 1)
MFS Massachusetts Investors Trust Portfolio (Class 2)
MFS Massachusetts Investors Trust Portfolio (Class 3)

MFS Total Return Portfolio (Class 1)
MFS Total Return Portfolio (Class 2)
MFS Total Return Portfolio (Class 3)

Mid-Cap Growth Portfolio (Class 1)
Mid-Cap Growth Portfolio (Class 2)
Mid-Cap Growth Portfolio (Class 3)

Real Estate Portfolio (Class 1)
Real Estate Portfolio (Class 2)
Real Estate Portfolio (Class 3)

Small & Mid Cap Value Portfolio (Class 2)
Small & Mid Cap Value Portfolio (Class 3)

Small Company Value Portfolio (Class 1)
Small Company Value Portfolio (Class 3)

                                                         AIG SUNAMERICA LIFE   FIRST SUNAMERICA LIFE   OTHER AFFILIATED LIFE
                                                          ASSURANCE COMPANY      INSURANCE COMPANY      INSURANCE COMPANIES
                                                         -------------------   ---------------------   ---------------------
Technology Portfolio (Class 1)
Technology Portfolio (Class 2)
Technology Portfolio (Class 3)

Telecom Utility Portfolio (Class 1)
Telecom Utility Portfolio (Class 2)
Telecom Utility Portfolio (Class 3)

Worldwide High Income Portfolio (Class 1)
Worldwide High Income Portfolio (Class 2)
Worldwide High Income Portfolio (Class 3)

*    Denotes less than 5% ownership.

                                 PRICE OF SHARES

     Shares of the Trust are currently offered only to the separate accounts of the Life Companies ("Variable Separate Accounts"). The Trust is open for business on any day the NYSE is open for business. Shares are valued each day as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). Each Portfolio calculates the net asset value of each class of its shares separately by dividing the total value of its net assets of each class by the number of such class shares outstanding. The net asset value of each class of a Portfolio's shares will also be computed on each other day in which there is a sufficient degree of trading in such portfolio's securities that the net asset value of its shares might be materially affected by changes in the values of the portfolio securities; provided, however, that on such day the Trust receives a request to purchase or redeem such Portfolio's shares. The days and times of such computation may, in the future, be changed by the Trustees in the event that the portfolio securities are traded in significant amounts in markets other than the NYSE, or on days or at times other than those during which the NYSE is open for trading.

     Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

     As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one exchange, a portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund's shares, and the Fund may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U. S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities, the Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

     Non-convertible bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers. Securities for which market quotations are not readily available are valued as determined pursuant to procedures adopted in good faith by the Board of Directors

     Senior Secured Floating Rate Loans ("Loans") for which an active secondary market exists to a reliable degree, will be valued at the mean of the last available bid and ask prices in the market for such Loans, as provided by a third party pricing service.

     Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day.

     Future contracts and options traded on national securities exchanges are valued as of the close of the exchange upon which they trade. Forward contracts are valued at the 4:00p.m. eastern time forward rate. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or over-the-counter market. Total return, equity and interest rate swap contracts are valued based upon broker quotes received from the market maker. Mutual funds held by the Fund are valued at the net asset value (market value) of the underlying fund.

     Securities for which market quotations are not readily available or if a development/significant event occurs that may significantly impact the value of the security, then these securities are valued, as determined pursuant to procedures adopted in good faith by the Board of Directors.

                       EXECUTION OF PORTFOLIO TRANSACTIONS

     It is the policy of the Trust, in effecting transactions in portfolio securities, to seek the best execution at the most favorable prices. The determination of what may constitute best execution involves a number of considerations, including the economic result to the Trust (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions and the financial strength and stability of the broker. Such considerations are judgmental and are considered in determining the overall reasonableness of brokerage commissions paid. Sales of Portfolio shares is not considered a factor in the selection of a broker to effect transactions in Portfolio securities.

     A factor in the selection of brokers is the receipt of research services -- analyses and reports concerning issuers, industries, securities, economic factors and trends -- and other statistical and factual information. Research and other statistical and factual information provided by brokers is considered to be in addition to and not in lieu of services required to be performed by the Adviser or Subadviser.

     The Adviser or Subadviser may cause a Portfolio to pay broker-dealers commissions that exceed what other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. The extent to which commissions may reflect the value of research services cannot be presently determined. To the extent that research services of value are provided by broker-dealers with or through whom the Adviser or Subadviser places the Trust's portfolio transactions, the Adviser or Subadviser may be relieved of expenses it might otherwise bear. Research services furnished by broker-dealers may be used by the Adviser or Subadviser in connection with the Trust and could be useful and of value to the Adviser or Subadviser in serving other clients as well as the Trust. Research services obtained by the Adviser or Subadviser as a result of the placement of portfolio brokerage of other clients could also be useful and of value in serving the Trust.

     In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     Subject to the above considerations, the Adviser or a Subadviser may use broker-dealer affiliates of the Adviser or a Subadviser, as a broker for any Portfolio. In order for such broker-dealer to effect any portfolio transactions for a Portfolio, the commissions, fees or other remuneration received by the broker-dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow such broker-dealer to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees of the Trust, including a majority of the non-interested Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to such broker-dealers are consistent with the foregoing standard. These types of brokerage transactions are also subject to such fiduciary standards as may be imposed upon the broker-dealers by applicable law.

COMMISSION RECAPTURE PROGRAM

     Effective December 1, 2004, the Trust implemented a commission recapture program. The Board of Trustees determined that a commission recapture program is in the best interest of each Portfolio and its shareholders and therefore has conveyed that information to the Subadvisers. A commission recapture program includes those arrangements under which products or services (other than execution of securities transactions) or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client's brokerage transactions to that broker-dealer who commits to returning a portion of their commission to the respective underlying Portfolio. A Portfolio may participate in a commission recapture program, provided the portfolio manager can obtain the best price and execution for trades. Thus a Portfolio may benefit from the products or services or recaptured commissions obtained through the commission recapture program, although there may be other transaction costs, greater spreads, or less favorable net prices on transactions. As long as the trader executing the transaction for a Portfolio indicates that this is a commission recapture transaction, the Portfolio will get a percentage of commissions paid on either domestic trades or international trades credited back to the Portfolio. The brokerage of one Portfolio will not be used to help pay the expenses, or otherwise recaptured for the benefit, of any other Portfolio. AIG SAAMCo will continue to waive its fees or reimburse expenses for any Portfolio for which it has agreed to do so. All expenses paid through the commission recapture program will be over and above such waivers and/or reimbursements, so that AIG SAAMCo will not receive any direct or indirect economic benefit from the commission recapture program.

     The following table reflects the commission recapture activity for the fiscal year ended January 31, 2007.



                                                2007
                                    ----------------------------
            PORTFOLIO               AMOUNT ($)   % OF NET ASSETS
            ---------               ----------   ---------------
Aggressive Growth
Alliance Growth
Balanced
Blue Chip Growth
Capital Growth
Davis Venture Value
"Dogs" of Wall Street
Emerging Markets
Equity Opportunities
Foreign Value
Fundamental Growth
Global Equities
Growth-Income
Growth Opportunities
International Growth and Income
Marsico Focused Growth
MFS Massachusetts Investors Trust
Mid-Cap Growth
MFS Total Return
Real Estate
Small & Mid Cap Value
Technology
Telecom Utility

BROKERAGE COMMISSIONS

     The following tables set forth the brokerage commissions paid by the Portfolios and the amounts of the brokerage commissions paid to affiliated broker-dealers of such Portfolios for the fiscal years ended January 31, 2006, 2005 and 2004.

                           2007 BROKERAGE COMMISSIONS


                                                                            PERCENTAGE OF
                                                                              AMOUNT OF
                                                                             TRANSACTIONS     GROSS
                                                              PERCENTAGE      INVOLVING       DOLLAR
                                                                  OF          PAYMENT OF     VALUE OF      DOLLAR
                                                   AMOUNT     COMMISSIONS    COMMISSIONS    PURCHASE/    AMOUNT OF
                                                  PAID TO        PAID          THROUGH        SALES     COMMISSIONS
                                     AGGREGATE   AFFILIATED  TO AFFILIATED    AFFILIATED   DIRECTED TO  DIRECTED TO
                                     BROKERAGE     BROKER-      BROKER-        BROKER-       RESEARCH     RESEARCH
             PORTFOLIO              COMMISSIONS   DEALERS*      DEALERS        DEALERS      PROVIDERS    PROVIDERS
             ---------              -----------  ----------  ------------   -------------  -----------  -----------
Aggressive Growth
Alliance Growth
Balanced
Blue Chip Growth
Capital Growth
Cash Management
Corporate Bond
Davis Venture Value
"Dogs" of Wall Street
Emerging Markets
Equity Index
Equity Opportunities
Foreign Value
Fundamental Growth
Global Bond
Global Equities
Growth-Income
Growth Opportunities
High-Yield Bond
International Diversified Equities
International Growth and Income
Marsico Focused Growth
MFS Massachusetts Investors Trust
Mid-Cap Growth
MFS Total Return
Real Estate
Small & Mid Cap Value
Small Company Value
Technology
Telecom Utility
Worldwide High Income


                           2006 BROKERAGE COMMISSIONS


                                                                            PERCENTAGE OF
                                                                              AMOUNT OF
                                                                             TRANSACTIONS
                                                              PERCENTAGE      INVOLVING
                                                                  OF          PAYMENT OF
                                                   AMOUNT     COMMISSIONS    COMMISSIONS
                                                  PAID TO        PAID          THROUGH
                                     AGGREGATE   AFFILIATED  TO AFFILIATED    AFFILIATED
                                     BROKERAGE     BROKER-      BROKER-        BROKER-
             PORTFOLIO              COMMISSIONS   DEALERS*      DEALERS        DEALERS
             ---------              -----------  ----------  ------------   -------------
Aggressive Growth                    $  730,910         --         --             --
Alliance Growth                      $1,480,737   $154,922      10.46%          0.01%
Blue Chip Growth                     $  145,045         --         --             --
Capital Growth*                      $   34,157   $  1,261       3.69%          0.00%

Cash Management                              --         --         --            --
Corporate Bond                       $       40         --         --            --
Davis Venture Value                  $  707,715         --         --            --
"Dogs" of Wall Street                $   82,024         --         --            --
Emerging Markets                     $1,248,353         --         --            --
Equity Index                         $    5,392         --         --            --
Equity Opportunities                 $  358,774         --         --            --
Foreign Value                        $  170,114         --         --            --
Fundamental Growth                   $  523,393         --         --            --
Global Bond                                  --         --         --            --
Global Equities                      $  586,528   $ 71,510      12.19%         0.01%
Growth Opportunities                 $  160,118         --         --            --
Growth-Income                        $  853,946         --         --            --
High-Yield Bond                      $   47,785         --         --            --
International Diversified Equities   $   77,437   $ 15,536      20.06%         0.01%
International Growth and Income      $  749,009         --         --            --
Marsico Focused Growth               $  160,426         --         --            --
MFS Massachusetts Investors Trust    $  245,110         --         --            --
MFS Total Return                     $  655,106         --         --            --
Mid-Cap Growth                       $  491,650         --         --            --
Real Estate                          $  109,971         --         --            --
Small & Mid Cap Value                $  195,022   $104,276      53.47%         0.08%
Small Company Value                  $    2,934         --         --            --
SunAmerica Balanced                  $  362,889         --         --            --
Technology                           $  139,447   $ 32,042      22.98%         0.04%
Telecom Utility                      $   22,860   $  1,356       5.93%         0.01%
Worldwide High Income                        --         --         --            --


* The information provided reflects the full service commissions paid to brokers who provide their own proprietary research to GSAM. Only a portion of such commission pays for research and the remainder of such commissions is to compensate the broker for execution services, commitment of capital and other services related to the execution of brokerage transactions.

                           2005 BROKERAGE COMMISSIONS


                                                                           PERCENTAGE OF
                                                                             AMOUNT OF
                                                                            TRANSACTIONS
                                                              PERCENTAGE     INVOLVING
                                                                  OF         PAYMENT OF
                                                   AMOUNT     COMMISSIONS   COMMISSIONS
                                                  PAID TO        PAID         THROUGH
                                     AGGREGATE   AFFILIATED  TO AFFILIATED   AFFILIATED
                                     BROKERAGE     BROKER-      BROKER-       BROKER-
             PORTFOLIO              COMMISSIONS   DEALERS*      DEALERS       DEALERS
             ---------              -----------  ----------  ------------  -------------
Aggressive Growth                    $  635,967         --         --            --
Alliance Growth                      $2,658,482   $  1,346       0.05%         0.03%
Blue Chip Growth                     $  208,962   $    550       0.26%         0.08%
Capital Growth                       $   44,123   $    418       0.95%         0.23%
Cash Management                              --         --         --            --
Corporate Bond                               --         --         --            --
Davis Venture Value                  $  534,637         --         --            --
"Dogs" of Wall Street                $  101,076         --         --            --
Emerging Markets                     $  418,079         --         --            --
Equity Index                         $    4,018         --         --            --
Equity Opportunities                 $  333,763         --         --            --
Foreign Value                        $  178,015         --         --            --
Fundamental Growth                   $  293,833         --         --            --
Global Bond                                  --         --         --            --
Global Equities                      $  543,187         --         --            --
Growth Opportunities                 $  237,218         --         --            --
Growth-Income                        $1,427,497   $ 10,202       0.71%         0.07%
High-Yield Bond                      $   31,448         --         --            --
International Diversified Equities   $   67,956         --         --            --
International Growth and Income      $  556,479         --         --            --
Marsico Focused Growth               $  299,064         --       0.04%         0.01%
MFS Massachusetts Investors Trust    $  518,408         --         --            --
MFS Total Return                     $1,119,517         --         --            --
Mid-Cap Growth                       $  780,862         --         --            --

Real Estate                          $  131,768         --         --            --
Small & Mid Cap Value                $  269,837   $145,613      53.96%         3.54%
Small Company Value                  $    4,517         --         --            --
SunAmerica Balanced                  $  821,403   $    750       0.09%         0.03%
Technology                           $  261,398   $  4,963       1.90%         0.96%
Telecom Utility                      $   39,285         --         --            --
Worldwide High Income                $      742         --         --            --



* The affiliated broker-dealer that effected transactions with the indicated portfolios included Goldman Sachs & Co., Banc of America, J.P. Morgan Securities, Inc. and Morgan Stanley Co., Inc. In addition, Alliance's affiliated broker-dealers are AXA Advisors, LLC, AXA Distributors, LLC, AllianceBernstein Investment Research and Management and Sanford C. Bernstein & Co., LLC.


     The policy of the Trust with respect to brokerage is reviewed by the Board of Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

     The following table sets forth the Portfolio's holdings of securities of the Trust's regular brokers and dealers (as defined under Rule 10b-1 of the 1940
Act) and their parents as of January 31, 2007.


                                                   AMOUNT ($)   DEBT/
             PORTFOLIO              BROKER DEALER    (000'S)   EQUITY
             ---------              -------------  ----------  ------
Aggressive Growth
Alliance Growth
Balanced
Blue Chip Growth
Capital Growth
Cash Management
Corporate Bond
Davis Venture Value

"Dogs" of Wall Street
Emerging Markets
Equity Income
Equity Index
Equity Opportunities
Foreign Value
Global Bond
Global Equities
Capital Growth*
Growth-Income
Growth Opportunities
High-Yield Bond
International Diversified Equities
International Growth and Income
Marsico Growth
MFS Massachusetts
Investors Trust
Mid-Cap Growth
MFS Total Return
Real Estate
Small & Mid Cap Value
Small Company Value
Technology
Telecom Utility
Worldwide High Income

     The Adviser and the Subadvisers and their respective affiliates may manage, or have proprietary interests in, accounts with similar or dissimilar or the same investment objectives as one or more Portfolios of the Trust. Such account may or may not be in competition with a Portfolio for investments. Investment decisions for such accounts are based on criteria relevant to such accounts; Portfolio decisions and results of the Portfolio's investments may differ from those of such other accounts. There is no obligation to make available for use in managing the Portfolio any information or strategies used or developed in managing such accounts. In addition, when two or more accounts seek to purchase or sell the same assets, the assets actually purchased or sold may be allocated among accounts on a good faith equitable basis at the discretion of the account's adviser. In some cases, this system may adversely affect the price or size of the position obtainable for a Portfolio.

     If determined by the Adviser or Subadviser to be beneficial to the interests of the Trust, partners and/or employees of the Adviser or Subadvisers may serve on investment advisory committees, which will consult with the Adviser regarding investment objectives and strategies for the Trust. In connection with serving on such a committee, such persons may receive information regarding a Portfolio's proposed investment activities which is not generally available to unaffiliated market participants, and there will be no obligation on the part of such persons to make available for use in managing the Portfolio any information or strategies known to them or developed in connection with their other activities.

     It is possible that a Portfolio's holdings may include securities of entities for which a Subadviser or its affiliate performs investment banking services as well as securities of entities in which a Subadviser or its affiliate makes a market. From time to time, such activities may limit a Portfolio's flexibility in purchases and sales of securities. When a Subadviser or its affiliate is engaged in an underwriting or other distribution of securities of an entity, the Subadviser may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Portfolio.

                              FINANCIAL STATEMENTS


     The Trust's audited financial statements with respect to the fiscal year ended January 31, 2007 are incorporated into this Statement of Additional Information by reference to its 2007 annual report to shareholders. You may request a copy of the annual report at no charge by calling (800) 445-7862 or writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.


                               GENERAL INFORMATION


CUSTODIAN


     State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as the Trust's custodian. In this capacity, State Street maintains the portfolio securities held by the Trust, administers the purchase and sale of portfolio securities and performs certain other duties. State Street also serves as transfer agent and dividend paying agent for the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL.

     PricewaterhouseCoopers LLP, 1201 Louisiana Street, Houston, Texas 77002-5678, is the Trust's independent registered public accounting firm. PricewaterhouseCoopers LLP, performs an annual audit of the Trust's financial statements and provides tax advisory services, tax return preparation and accounting services relating to filings with the SEC. The firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019-6099 has been selected as legal counsel to the Trust.

REPORTS TO SHAREHOLDERS



     Persons having a beneficial interest in the Trust are provided at least semi-annually with reports showing the investments of the Portfolios, financial statements and other information.


DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES

     The Board of Trustees has adopted policies and procedures relating to disclosure of the Portfolios' securities. These policies and procedures prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Portfolios' shares and other parties which are not employed by the Adviser or its affiliates. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios and their participants) are met, the Trust does not provide or permit others to provide information about the Portfolios' holdings on a selective basis.

     The Trust makes the Portfolios' portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Trust's fiscal quarter.

     In addition, the Trust generally makes publicly available, on a periodic basis, information regarding a Portfolio's top ten holdings (including name and percentage of a Portfolio's assets invested in each holding) and the percentage breakdown of a Portfolio's investments by country, sector and industry, as applicable. This information is generally made available through the Trust's website, marketing communications (including printed advertising and sales literature), and/or the Trust's telephone customer service centers. This information is generally not released until the information is at least 15 days old, unless otherwise approved by the Trust's legal department. The Trust and its affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.

     Before any non-public disclosure of information about a Portfolio's holdings is permitted, any employee seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must then be submitted to the legal and compliance departments of that Adviser and the Trust. The Trust's Chief Compliance Officer and/or the Adviser's legal counsel are responsible for authorizing the selective release of portfolio holding information. If the request is approved, the Trust and the third party must execute a confidentiality agreement governing the third party's duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential.

     The Trust's executive officers and the Adviser's legal counsel are responsible for determining whether there is a legitimate business purpose for the disclosure of such information and whether there are conflicts between the Portfolios' participants and the Portfolios' affiliates. To find that there is a legitimate business purpose, it must be determined that the selective disclosure of portfolio holdings information is necessary for the Portfolios' operation or useful to the Portfolios' participants without compromising the integrity or performance of the Portfolios.

     At each quarterly meeting of the Board of Trustees, the Trustees review a report disclosing the third parties to whom the Portfolios' holdings information has been disclosed and the purpose for such disclosure, and consider whether or not the release of information to such third parties is in the best interest of the Portfolios and its participants.

     - Subadvisers. Each subadviser is continuously provided with the entire portfolio holdings for each Portfolio that it subadvises on a daily basis. In the case of a multi-managed Portfolio, the subadviser has access only to that portion of the Portfolio's holdings that it subadvises. In the event a sub-adviser is engaged to assume sub-advisory duties of a Portfolio, the Trust routinely discloses portfolio holdings information to such sub-adviser prior to its assumption of duties.

     - PricewaterhouseCoopers, LLP ("PwC"). PwC is provided with entire portfolio holdings information during periods in which it performs its audits or reviews of the Portfolios' financial statements. PwC does not disclose to third parties information regarding the Portfolios' holdings.


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     -    State Street Bank & Trust Company ("SSB&T"). SSB&T, as custodian to the Portfolios, has daily access to the entire holdings of each Portfolio. SSB&T does not disclose or release information regarding the Portfolios' holdings except as instructed by the Portfolio.

     - Lipper. The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a monthly basis, this information is disclosed approximately fifteen (15) days after the month end. Lipper analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Portfolio's asset class and category in order to place each Portfolio in the appropriate peer group. Lipper does not disclose the entire portfolio holdings of each Portfolio, but does disclose the information listed above. This information is made available to Lipper subscribers approximately sixty (60) days after the receipt of information from the Portfolio.

     - Morningstar. Morningstar is a subscription-based service, though certain information regarding stocks and retail mutual Portfolios may be accessed through its web site at no charge. Information regarding the Portfolios are available only with a subscription. SSB&T forwards entire portfolio holdings information to Morningstar on a monthly basis, approximately thirty (30) days after each month end. Morningstar analyzes the information to produce various reports that contain statistical measures and other portfolio information (including equity style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.). Through Morningstar's DataLab product, entire portfolio holdings information is available to subscribers approximately one week of Morningstar's receipt of the information. Other Morningstar subscription-based products provide statistical measures and portfolio information generally between fifteen (15) to thirty (30) days after its receipt of such information.

     - Standard & Poors ("S&P"). The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a quarterly basis, approximately thirty (30) days after the month end. S&P analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Portfolio's asset class and category in order to place each Portfolio in the appropriate peer group. S&P does not disclose the entire portfolio holdings of each Portfolio, but does disclose the information listed above. This information is made available to S&P subscribers approximately sixty (60) days after the receipt of information from the Portfolio.

     - Bloomberg. The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a quarterly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Bloomberg's various databases within one (1) to fourteen (14) days of its receipt.

     - Thompson Financial. The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a monthly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Thompson Financial's various databases within a few days of its receipt.

     - Financial Printers. Portfolio Accounting provides various financial printers with portfolio holdings information between thirty (30) and sixty (60) days after each portfolio's fiscal quarter. Financial printers assist the Portfolios with the filing of their annual and semi-annual shareholder reports and quarterly regulatory filings with the SEC and the printing of shareholder reports for distribution to participants. Financial printers do not disclose the information publicly other than to file the document on the SEC's EDGAR database.

     - Investment Company Institute ("ICI"). Portfolio Accounting provides the ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Portfolios on a quarterly basis, approximately fifteen (15) days after the quarter end. The ICI uses this information for survey purposes and does not disclose a particular Portfolio's holding information publicly.

     - Plexus Group. SSB&T provides purchase and sale information with respect to the Portfolios' equity holdings on a quarterly basis approximately fifteen (15) days after the quarter end. Plexus analyze the information to produce


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          reports containing brokerage execution statistics and comparisons.
          These reports are provided to the Portfolios and Plexus does not disclose publicly the information they receive or the reports they prepare. AIG SAAMCo's contract with Plexus includes a confidentiality clause.


     - Institutional Shareholders Services ("ISS"). ISS downloads both daily and weekly portfolio information (i.e. custodian identification number, security identification number, share position and description of the security) through SSB&T Insight System. This information is used for the purposes of voting proxies on behalf of a Portfolio, evaluating the Portfolio's eligibility for participating in, and filing proofs of claim on behalf of, the Portfolio in securities class action lawsuits. ISS does not publicly disclose the information except as may be required when filing a proof of claim in connection with a Portfolio's participation in a securities class action lawsuit. AIG SAAMCo's contract with ISS includes confidentiality disclosure.


PROXY VOTING POLICIES AND PROCEDURES


     Proxy Voting Responsibility. The Trust has adopted policies and procedures for the voting of proxies relating to portfolio securities. The policies and procedures were drafted according to recommendations by a proxy voting committee composed of senior management of the Trust and the Trust's investment adviser, AIG SAAMCo (i.e., representatives form the investment legal and compliance departments). The policies and procedures enable the Trust to vote proxies in a manner consistent with the best interests of the Trust's shareholders. Except as otherwise described below regarding case-by-case voting matters, neither AIG SAAMCo nor any Manager has discretion concerning proxy voting decisions.



     The Trust has retained a proxy voting service, Institutional Shareholder Services ("ISS"), to effect votes on behalf of the Trust according to the Trust's policies and procedures, and to assist the Trust with certain responsibilities including recordkeeping of proxy votes.


     Company Management Recommendations. When determining whether to invest in the securities of a particular company, one of the key factors a portfolio manager may consider is the quality and depth of the company's management. In holding portfolio securities, the Trust is seeking to maximize the investment value for shareholders, but not necessarily exercise control over the issuers of portfolio securities or otherwise advance a particular social agenda. The Trust's policies and procedures therefore provide that the Trust will generally vote in support of management recommendations on most corporate matters. When a Trust's portfolio manager is dissatisfied with a company's management, the Trust typically will sell the holding.


     Case-By-Case Voting Matters. The policies and procedures identify certain voting matters that will be decided on a case-by-case basis. The Proxy Voting Committee has established proxy voting guidelines. In these circumstances, the Trust may request guidance or a recommendation from the proxy voting committee, the independent proxy voting agent, the portfolio manager or other appropriate personnel of AIG SAAMCo and/or the subadviser of a Portfolio. In these instances, such person(s) will recommend the vote that will maximize value for and is in the best interests of the Trust's shareholders.


     Examples of the Trust's Positions on Voting Matters. Consistent with the approaches described above, the following are examples of the Trust's voting positions on specific matters:

     -    Vote with management recommendations on most corporate matters;

     - Vote on a case-by-case basis on proposals to increase or decrease authorized common stock;

          Vote against the authorization of preferred stock with unspecified voting, conversion, dividend distribution and other rights ("blank checks" preferred stock);

     - Vote for a management proposal to decrease authorized preferred stock or cancel a class or series of preferred stock;

     - Vote on a case-by-case basis regarding finance, merger and acquisition matters;

     -    Vote against most shareholder proposals;


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     -    Abstain from voting on social responsibility or environmental matters, unless the portfolio's objective is directly related to the social or environmental matter in question;(1)



     - Not vote proxies for index funds/portfolios and passively managed portfolios;(2) Not vote proxies for securities that are out on loan;(3) and


     -    Vote on a case-by-case basis on equity compensation plans.


     Conflicts of Interest. Members of the proxy voting committee will resolve conflicts of interest presented by a proxy vote. In practice, application of the Trust's proxy voting guidelines will in most instances adequately address any possible conflicts of interest, as votes generally are effected according to the guidelines or recommendations of the independent proxy voting agent.



     However, if a situation arises where a vote presents a conflict between the interests of a Trust's shareholders and the interests of AIG SAAMCo, the Trust's, or one of AIG SAAMCo's affiliates, and the conflict is known to the Trust, senior management of the Trust and AIG SAAMCo, the proxy voting committee will consult with the Independent Chairman of the Board or, if not available, an Independent Trustee. Any individual with a known conflict may be required by the proxy voting committee to recuse himself or herself from being involved in the proxy voting decision. Senior management, including the proxy voting committee, will evaluate the situation and determine the vote to ensure that the Trust selects the vote that is in the best interests of the Trust's shareholders.


     Proxy Voting Records. The ISS will maintain records of voting decisions for each vote cast on behalf of the Trust. Pursuant to SEC requirements, beginning in August of 2004, on an annual basis the Trust will make available on its website its proxy voting record for the one-year period ending on June 30th. The proxy voting record will also be available on the SEC's website at http://www.sec.gov.


SHAREHOLDER AND TRUSTEE RESPONSIBILITY



     Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of the disclaimer must be given in each agreement, obligation or instrument entered into or executed by the Trust or Trustees. The Declaration of Trust provides for indemnification of any shareholder held personally liable for the obligations of the Trust and also provides for the Trust to reimburse the shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.


     Under the Declaration of Trust, the trustees or officers are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. The Trust provides indemnification to its trustees and officers as authorized by its By-Laws and by the 1940 Act and the rules and regulations thereunder.


REGISTRATION STATEMENT



----------
(1) In these circumstances, the Portfolio will consider the effect that the vote's outcome may have on the issuing company and the value of its securities as part of the Portfolio's overall investment evaluation of whether to retain or sell the company's securities. The Portfolio will either retain or sell the securities according to the best interests of the Portfolio's shareholders.



(2) The Board has determined that the costs of voting proxies for passively managed Portfolios will generally outweigh any benefits that may be achieved by voting such proxies because the outcome will not directly affect whether the Portfolio retains a particular security. That is, the Portfolio will retain or sell a particular security based on objective, rather than subjective, criteria.



(3) Similarly, the Board has determined that the costs of voting proxies with respect to securities that are out on loan generally outweigh any benefits that may be achieved by the voting of such proxies. The costs of voting such proxies include the opportunity cost of lost securities lending income when securities are recalled from a loan. However, under certain circumstances, including where the investment adviser and/or subadviser to a Portfolio determines that a proxy vote is materially important to the Portfolio's interest and where it is feasible to recall the security on a timely basis, the investment adviser will use its reasonable efforts to recall the security.



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     A registration statement has been filed with the SEC under the Securities
Act of 1933, as amended, and the 1940 Act. The Prospectus and this Statement of Additional Information do not contain all information set forth in the registration statement, its amendments and exhibits thereto, that the Trust has filed with the SEC, Washington, D.C., to all of which reference is hereby made.


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                                    APPENDIX

                   CORPORATE BOND AND COMMERCIAL PAPER RATINGS

DESCRIPTION OF MOODY'S CORPORATE RATINGS

     Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities. A Bonds rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

     A Bonds rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa Bonds rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B Bonds rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the generic rating category.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

     The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act.


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     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

     Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

     -    Leading market positions in well established industries;

     -    High rates of return on funds employed;

     - Conservative capitalization structures with moderate reliance on debt and ample asset protection;

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation; and

     - Well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

     If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

     Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks that may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations.

DESCRIPTION OF STANDARD & POOR'S CORPORATE DEBT RATINGS

     A Standard & Poor's corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.


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     The ratings are based, in varying degrees, on the following considerations:
(1) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

     A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

          Debt rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

     BB Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

     B Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

     CI The rating CI is reserved for income bonds on which no interest is being paid.

     D Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings of AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

     Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is


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largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

     L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

     * Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

     NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

     Debt Obligations of Issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit-worthiness of the obligor but do not take into account currency exchange and related uncertainties.

BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA," "AA," "A," "BBB," commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS.

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

     A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

     A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues designated "A-1" that are determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

     A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

     A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

     B Issues rated "B" are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

     C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D This rating indicates that the issue is either in default or is expected to be in default upon maturity.

     The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.


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DESCRIPTION OF DUFF & PHELPS' CORPORATE DEBT RATINGS

     Duff & Phelps rates long-term debt specifically to credit quality, i.e., the likelihood of timely payment for principal and interest. AAA is considered the highest quality. AA is considered high quality. A is regarded as good quality. BBB is considered to be investment grade and of satisfactory credit quality. BB and B are considered to be non-investment grade and CCC is regarded as speculative. Ratings in the long-term debt categories may include a plus (+) or minus (-) designation, which indicates where within the respective category the issue is placed.

DESCRIPTION OF DUFF & PHELPS RATING CO.'S COMMERCIAL PAPER RATINGS

     Duff & Phelps Rating Co. ("Duff & Phelps") commercial paper ratings are consistent with the short-term rating criteria utilized by money market participants. Duff & Phelps commercial paper ratings refine the traditional 1 category. The majority of commercial issuers carry the higher short-term rating yet significant quality differences within that tier do exist. As a consequence, Duff & Phelps has incorporated gradations of 1+ and 1- to assist investors in recognizing those differences.

     Duff 1+ Highest certainty of time repayment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     Duff 1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     Duff 2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

     Duff 3 Satisfactory liquidity and other protection factors, qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

     Duff 4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

     Duff 5 Default.

DESCRIPTION OF THOMSON BANKWATCH, INC.'S CORPORATE DEBT RATINGS

     BankWatch rates the long-term debt securities issued by various entities either AAA or AA. AAA is the highest category, which indicates the ability to repay principal and interest on a timely basis is very high. AA is the second highest category, which indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. Ratings in the long-term debt categories may include a plus (+) or minus (-) designation, which indicates where within the respective category the issue is placed.

DESCRIPTION OF THOMSON BANKWATCH, INC.'S COMMERCIAL PAPER RATINGS

     Thomson BankWatch, Inc. ("BankWatch") short-term ratings apply only to unsecured instruments that have a maturity of one year or less. These short-term ratings specifically assess the likelihood of an untimely payment of principal and interest. TBW-1 is the highest category, which indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. TBW-2 is the second highest category and, while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

DESCRIPTION OF FITCH IBCA, INC.'S ("FITCH") INVESTMENT GRADE BOND RATINGS

     Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and of any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

     Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

     Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

     AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA." categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-L."

     A Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

          PLUS (+) OR MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

     NR   Indicates that Fitch does not rate the specific issue.

     CONDITIONAL. A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

     SUSPENDED. A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

     WITHDRAWN. A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch's discretion, WHEN AN ISSUER FAILS TO FURNISH PROPER AND TIMELY INFORMATION.

     FITCHALERT. Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive" indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

DESCRIPTION OF FITCH SPECULATIVE GRADE BOND RATINGS

     Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

     Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

     BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

     B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

     CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

     C    Bonds are in imminent default in payment of interest or principal.

     DDD Bonds are in default on interest and/or principal payments. Such bonds are extremely

     DD speculative and should be valued on the basis of their ultimate recovery value in liquidation

     D or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) OR MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

DESCRIPTION OF FITCH INVESTMENT GRADE SHORT-TERM RATINGS

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

FITCH SHORT-TERM RATINGS ARE AS FOLLOWS:

     F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-I+."

     F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-I +" and "F-I" ratings.

     F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

     F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

     D Default. Issues assigned this rating are in actual or imminent payment default.

     LOC The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

                                     PART C

                                OTHER INFORMATION

Item 23. Exhibits.

(a) (i) Declaration of Trust. Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on February 29, 1996.

    (ii) Amendment to Declaration of Trust dated September 16, 1992 Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A (file No 811-7238) filed on February 29, 1996.

    (iii) Amendment to Declaration of Trust dated September 29, 1992. Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A (file No. 811-7238) filed on February 29, 1996.

    (iv) Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A (file No. 811-7238) filed on February 29, 1996.

    (v) Establishment and Designation of Shares of Beneficial Interest dated June 1, 1996. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

    (vi) Amendment to Establishment and Designation of Shares of Beneficial Interest dated June 3, 1996. Incorporated herein by reference to Post- Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

    (vii) Establishment and Designation of Shares of Beneficial Interest dated April 7, 1997. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

    (viii) Establishment and Designation of Shares of Beneficial Interest dated February 1, 1998. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

    (ix) Establishment and Designation of Shares of Beneficial Interest dated September 1, 1998. Incorporated herein by reference to Post- Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

    (x) Establishment and Designation of Shares of Beneficial Interest dated January 1, 1999. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

    (xi) Establishment and Designation of Shares of Beneficial Interest dated April 10, 1999. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

    (xii) Establishment and Designation of Shares of Beneficial Interest dated July 1, 2000. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

    (xiii) Establishment and Designation of Shares of Beneficial Interest dated December 29, 2000. Incorporated herein by reference to Post- Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

    (xiv) Establishment and Designation of Shares of Beneficial Interest dated July 9, 2001. Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

    (xv) Amended and Restated Establishment and Designation of Shares of Beneficial Interest dated October 15, 2001. Incorporated herein by reference to Post- Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

    (xvi) Establishment and Designation of Shares of Beneficial Interest and Establishment and Designation of Classes dated August 1, 2002. Incorporated herein by reference to Post- Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

    (xvii) Establishment and Designation of Classes effective September 30, 2002. Incorporated herein by reference to Post-Effective Amendment No. 32 to the Registrant's Registration Statement of Form N-1A (File No. 811-7238) filed February 4, 2003.

    (xviii) Amendment to Establishment and Designation of Series dated May 1, 2003. Incorporated herein by reference to Post- Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

    (xix) Amended and Restated Establishment and Designation of Shares of Beneficial Interest dated December 15, 2003. Incorporated herein by reference to Post- Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

    (xx) Amended and Restated Establishment and Designation of Series and Classes of Shares dated May 26, 2005. Incorporated herein by reference to Post-Effective Amendment No. 37 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on July 15, 2005.

    (xxi) Establishment and Designation of Shares of Beneficial Interest and Establishment and Designation of Classes dated June 1, 2006. Incorporated by reference to Post-Effective No. 40 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on June 16, 2006.

    (xxii) Amendment to Establishment and Designation of Share of Beneficial Interest dated December 13, 2006.*

    (xxiii) Amendment to Establishment and Designation of Shares of Beneficial Interest dated February 1, 2007.*

(b) (i) Amended and Restated By-Laws dated June 15, 2004. Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on April 14, 2005.

    (ii) Amendment to Amended and Restated By-Laws dated September 8, 2005. Incorporated herein by reference to Post- Effective Amendment No. 39 to the Registrant's Registration Statement on Form N-lA (File No. 811-7238) filed on April 14, 2006.

(c) Instruments Defining Rights of Security Holders. Incorporated herein by reference to Exhibits (a) and (b) above.

(d) (i) Form of Investment Advisory and Management Agreement between Registrant and AIG SunAmerica Asset Management Corp. ("AIG SAAMCo") dated May 1, 2007.*

    (ii) Subadvisory Agreement between AIG SAAMCo and Alliance Capital Management L.P. dated January 1, 1999. Incorporated herein by reference to Post- Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

    (iii) Amendment to Subadvisory Agreement between AIG SAAMCo and Alliance Capital Management L.P. dated August 1, 2002. Incorporated herein by reference to Post- Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

    (iv) Amendment No. 2 to Subadvisory Agreement between AIG SAAMCo and Alliance Capital Management L.P. dated October 3, 2005. Incorporated herein by reference to Post- Effective Amendment No. 39 to the Registrant's Registration Statement on Form N-lA (File No. 811-7238) filed on April 14, 2006.

    (v) Subadvisory Agreement between AIG SAAMCo and Banc of America Capital Management, Inc. dated April 5, 2001. Incorporated herein by reference to Post- Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

    (vi) Amendment No. 1 to Subadvisory Agreement between AIG SAAMCo and Banc of America Capital Management, Inc. dated February 14, 2005. Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on April 14, 2005.

    (vii) Amendment No. 2 to Subadvisory Agreement between AIG SAAMCo and Columbia Management Advisors, LLC (formerly Banc of America Capital Management, LLC) dated October 3, 2005. Incorporated herein by reference to Post- Effective Amendment No. 39 to the Registrant's Registration Statement on Form N-lA (File No. 811-7238) filed on April 14, 2006.

    (viii) Subadvisory Agreement between AIG SAAMCo and Davis Selected Advisers, L.P dated February 23, 2001. Incorporated herein by reference to the Registrant's Form N-14 filed on August 21, 2003.

    (ix) Subadvisory Agreement between AIG SAAMCo and Federated Investment Counseling dated January 1, 1999. Incorporated herein by reference to Post- Effective Amendment No. 39 to the Registrant's Registration Statement on Form N-lA (File No. 811-7238) filed on April 14, 2006.

    (x) Amendment to Subadvisory Agreement between AIG SAAMCo and Federated Investment Counseling dated May 1, 2004 (transferring subadvisory responsibilities for Federated American Leaders Portfolio and Telecom Utility Portfolio to Federated Equity Management Company of Pennsylvania and Corporate Bond Portfolio to Federated Investment Management Company). Incorporated herein by reference to Post- Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

    (xi) Subadvisory Agreement between AIG SAAMCo and Franklin Advisory Services, LLC dated August 28, 2002. Incorporated herein by reference to Post- Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

    (xii) Subadvisory Agreement between AIG SAAMCo and Goldman Sachs Asset Management dated January 1, 1999. Incorporated herein by reference to Post- Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

    (xiii) Assumption Agreement between Goldman Sachs & Co. and Goldman Sachs Asset Management, L.P. dated March 28, 2003. Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on April 14, 2005.

    (xiv) Amendment No. 1 to Subadvisory Agreement between AIG SAAMCo and Goldman Sachs Asset Management, L.P. dated January 1, 2005. Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on April 14, 2005.

    (xv) Subadvisory Agreement between AIG SAAMCo and Goldman Sachs Asset Management International dated January 1, 1999. Incorporated herein by reference to Post- Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

    (xvi) Subadvisory Agreement between AIG SAAMCo and J.P. Morgan Investment Management Inc. dated November 1, 2005. Incorporated herein by reference to Post- Effective Amendment No. 39 to the Registrant's Registration Statement on Form N-lA (File No. 811-7238) filed on April 14, 2006.

    (xvii) Amendment to Subadvisory Agreement between AIG SAAMCo and J.P. Morgan Investment Management Inc. dated January 23, 2006. Incorporated herein by reference to Post- Effective Amendment No. 39 to the Registrant's Registration Statement on Form N-lA (File No. 811-7238) filed on April 14, 2006.

    (xviii) Form of Amendment No. 2 to Subadvisory Agreement between AIG SAAMCo and J.P. Morgan Investment Management Inc. dated May 1, 2007.*

    (xix) Subadvisory Agreement between AIG SAAMCo and Marsico Capital Management, LLC dated January 1, 2002. Incorporated herein by reference to Post- Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

    (xx) Subadvisory Agreement between AIG SAAMCo and Massachusetts Financial Services Company dated January 1, 1999. Incorporated herein by reference to Registrant's Form N-14 filed on August 21, 2003.

    (xxi) Form of Amendment No. 1 to Subadvisory Agreement between AIG SAAMCo and Massachusetts Financial Services Company dated May 1, 2007.*

    (xxii) Subadvisory Agreement between AIG SAAMCo and Morgan Stanley Dean Witter Investment Management dated May 1, 2001. Incorporated herein by reference to Post- Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

    (xxiii) Amendment No. 1 to Subadvisory Agreement between AIG SAAMCo and Morgan Stanley Investment Management Inc. dated January 1, 2005. Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on April 14, 2005.

    (xxiv) Amendment No. 2 to Subadvisory Agreement between AIG SAAMCo and Morgan Stanley Investment Management Inc. dated October 3, 2005. Incorporated herein by reference to Post- Effective Amendment No. 39 to the Registrant's Registration Statement on Form N-lA (File No. 811-7238) filed on April 14, 2006.

    (xxv) Amendment No. 3 to Subadvisory Agreement between AIG SAAMCo and Morgan Stanley Investment Management Inc. dated November 1, 2005. Incorporated herein by reference to Post- Effective Amendment No. 39 to the Registrant's Registration Statement on Form N-lA (File No. 811-7238) filed on April 14, 2006.

    (xxvi) Form of Subadvisory Agreement between AIG SAAMCo and OppenheimerFunds, Inc. dated May 1, 2007.*

    (xxvii) Subadvisory Agreement between AIG SAAMCo and Putnam Investment Management, LLC dated January 1, 1999. Incorporated herein by reference to Post- Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

    (xxviii) Amendment to Subadvisory Agreement between AIG SAAMCo and Putnam Investment Management, LLC dated October 3, 2005. Incorporated herein by reference to Post- Effective Amendment No. 39 to the Registrant's Registration Statement on Form N-lA (File No. 811-7238) filed on April 14, 2006.

    (xxiv) Subadvisory Agreement between AIG SAAMCo and Templeton Investment Counsel, LLC dated August 1, 2002. Incorporated herein by reference to Post- Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

    (xxv) Subadvisory Agreement between AIG SAAMCo and U.S. Bancorp Piper Jaffray Asset Management, Inc. dated May 1, 2001. Incorporated herein by reference to Post- Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

    (xxvi) Master-Feeder Addendum to Investment Advisory and Management Agreement. Incorporated by reference to Post-Effective No. 40 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on June 16, 2006.**

    (xxvii) Master-Feeder Addendum to Investment Advisory Fee Waiver Agreement. Incorporated by reference to Post-Effective No. 40 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on June 16, 2006.**

(e) Distribution Agreement between the Registrant and SunAmerica Capital Services, Inc dated May 21, 2002. Incorporated herein by reference to Registrant's Form N-14 filed August 21, 2003.

(f)            Inapplicable.

(g) (i) Master Custodian Agreement between the Registrant and State Street Bank and Trust Company effective January 18, 2006. Incorporated herein by reference to Post- Effective Amendment No. 39 to the Registrant's Registration Statement on Form N-lA (File No. 811-7238) filed on April 14, 2006.

    (ii) Amendment to Master Custodian Agreement between Registrant and State Street Bank and Trust Company effective January 18, 2006. Incorporated herein by reference to Post- Effective Amendment No. 39 to the Registrant's Registration Statement on Form N-lA (File No. 811-7238) filed on April 14, 2006.

(h) (i) Form of Fund Participation Agreement. Incorporated herein by reference to Post- Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

    (ii) Form of Addendum to Fund Participation Agreement. Incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on July 5, 2001.

    (iii) Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company. Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on May 7, 1997.

    (iv) Form of Addendum to Fund Participation Agreement for Class A Shares. Incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on July 8, 2002.

    (v) Form of Addendum to Fund Participation Agreement for Class B Shares. Incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on July 8, 2002.

    (vi) Form of Addendum to Fund Participation Agreement for Class 3 shares. Incorporated by reference to Post-Effective No. 40 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on June 16, 2006.

    (vii) Form of Fund Participation Agreement (Master-Feeder). Incorporated by reference to Post-Effective No. 40 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on June 16, 2006.

    (viii) Indemnification Agreement between Registrant and Carl D. Covitz. Incorporated by reference to Post-Effective No. 40 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on June 16, 2006.

    (ix) Indemnification Agreement between Registrant and Allan L. Sher. Incorporated by reference to Post-Effective No. 40 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on June 16, 2006.

    (x)        Indemnification Agreement between Registrant and Gilbert T. Ray.
               Incorporated by reference to Post-Effective No. 40 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on June 16, 2006.

    (xi) Indemnification Agreement between Registrant and Bruce G. Willison. Incorporated by reference to Post-Effective No. 40 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on June 16, 2006.

    (xii)      Indemnification Agreement between Registrant and Jane Jelenko.*

(i)            Opinion and Consent of Counsel.**

(j)            Consent of Independent Accountants.**

(k)            Inapplicable.

(l)            Inapplicable.

(m) (i) Distribution Plan Pursuant to Rule 12b-1 (Class 1 Shares, formerly Class A Shares) dated September 8, 2005. Incorporated herein by reference to Post- Effective Amendment No. 39 to the Registrant's Registration Statement on Form N-lA (File No. 811-7238) filed on April 14, 2006.

    (ii) Distribution and Service Plan Pursuant to Rule 12b-1 (Class 2 Shares, formerly Class B Shares) dated September 8, 2005. Incorporated herein by reference to Post- Effective Amendment No. 39 to the Registrant's Registration Statement on Form N-lA (File No. 811-7238) filed on April 14, 2006.

    (iii) Distribution and Service Plan Pursuant to Rule 12b-1 (Class 3 Shares) dated June 1, 2006. Incorporated by reference to Post-Effective No. 40 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on June 16, 2006.

(n) Plan Pursuant to 18f-3. Incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (file No. 811-7238) filed on August 1, 2002.

(o)            Reserved.

(p) (i) Code of Ethics of AIG SunAmerica Asset Management Corp. dated January 1, 2005.*

    (ii) Code of Ethics of Alliance Capital Management, LP. Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on April 14, 2005.

    (iii) Code of Ethics of Banc of America Capital Management, Inc. Incorporated herein by reference to Post-Effective Amendment No. 6 to Nations Annuity Trust's Registration Statement on Form N-1A (File No. 811-08481) filed October 11, 2000.

    (iv) Code of Ethics of Davis Selected Advisers, L.P. Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on April 14, 2005.

    (v) Code of Ethics of Federated Investors, Inc. Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on April 14, 2005.

    (vi) Code of Ethics of Franklin Advisers, Inc. Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on April 14, 2005.

    (vii) Code of Ethics of Goldman Sachs Asset Management and Goldman Sachs Asset Management International. Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A filed on December 15, 2000.

    (viii) Code of Ethics of J.P. Morgan Investment Management Inc. Incorporated herein by reference to Post- Effective Amendment No. 39 to the Registrant's Registration Statement on Form N-lA (File No. 811-7238) filed on April 14, 2006.

    (ix) Code of Ethics of Marsico Capital Management, LLC. Incorporated herein by reference to Post- Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on April 15, 2004.

    (x)        Code of Ethics of Massachusetts Financial Services Company.
               Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on April 14, 2005.

    (xi) Code of Ethics of Morgan Stanley Dean Witter Investment Management. Incorporated herein by reference to Post-Effective Amendment No. 43 to the Morgan Stanley Dean Witter Institutional Fund, Inc.'s Registration Statement on Form N-1A (File No. 811-05624) filed May 1, 2000.

    (xii)      Code of Ethics of OppenheimerFunds, Inc.*

    (xiii) Code of Ethics of Putnam Investment Management, Inc. Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on April 14, 2005.

    (xiv) Code of Ethics of U.S. Bancorp Asset Management, Inc. Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on April 14, 2005.


    (xv) Code of the Ethics of American Funds. Incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on August 31, 2006.

    (xvi) Code of the Ethics of The Capital Group Companies, Inc. Incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant's Registration Statement on Form N-1A (File No. 811-7238) filed on August 31, 2006.


(q)  Power of Attorney.*

----------
*    Filed herewith.

**   To be filed by amendment.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT.

     No person is controlled by or under common control with the Registrant. All of the outstanding common stock of the Registrant is owned by separate accounts of AIG SunAmerica Life Assurance Company, First SunAmerica Life Insurance Company, AIG Life Insurance Company, American International Life Assurance Company of New York, American General Life Insurance Company and The United States Life Insurance Company in the City of New York (File No. 811-7238/33-52742).

ITEM 25. INDEMNIFICATION.

     Article VI of the Registrant's By-Laws relating to the indemnification of officers and trustees is quoted below: Section 6 Indemnification. (a) Subject to the exceptions and limitations contained in paragraph (b) below:

     (i) every person who is or has been a trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust against all liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which that individual becomes involved as a party, witness or otherwise by virtue of being or having been a trustee or officer of the Trust and against amounts paid or incurred by that individual in the settlement thereof;

     (ii) the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative (including examinations and inspections), arbitrative, investigative or other, whether formal or informal including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, accountant's fees, costs, judgments, amounts paid in settlement or compromise, fines, penalties and other liabilities.

     (b) No indemnification shall be provided hereunder to a Covered Person:

     (i) against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that individual's office;

     (ii) with regard to any matter as to which the Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that that individual's action was in the best interest of the Trust; or

     (iii) in the event of a settlement involving a payment by a Covered Person or other disposition not involving a final adjudication as provided in paragraph
(b)(i) or (b)(ii) above resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that individual's office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that the individual did not engage in such conduct:

          (A) by vote of a majority of the Disinterested Trustees (as defined below) acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

          (B) by written opinion of (i) the then-current legal counsel to the Trustees who are not "Interested Persons" (as defined below) of the Trust or
(ii) other legal counsel chosen by a majority of the Disinterested Trustees (as defined below) (or if there are no Disinterested Trustees with respect to the matter in question, by a majority of the Trustees who are not Interested Persons of the Trust) and determined by them in their reasonable judgement to be independent.

     (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors, administrators and personal representatives of such person. Nothing contained herein shall limit the Trust from entering into other insurance arrangements or affect any rights to indemnification to which Trust personnel, including Covered Persons, may be entitled by contract or otherwise under law.

     (d) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this
Section 6 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the Covered Person to repay such amount if it is ultimately determined that the Covered Person is not entitled to indemnification under this Section 6, provided that either:

     (i) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

     (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or legal counsel meeting the requirement in Section 6(b)(iii)(B) above in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

     As used in this Section 6, an ""Interested Person" of the Trust is defined in Section 2(a)(19) of the Investment Company Act of 1940 and a "Disinterested Trustee" is one (i) who is not an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Securities and Exchange Commission) and (ii) against whom none of the actions, suits or other proceedings with respect to which indemnification is sought or another action, suit or other proceeding on the same or similar grounds is then or had been pending.

     (e) With respect to any such determination or opinion referred to in clause
(b)(iii) above, a rebuttable presumption shall be afforded that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

     (f) Each person who is a Trustee or officer of the Trust shall be deemed to have served or to have continued to serve in such capacity in reliance upon the indemnity provided for in this Section 6. All rights to indemnification under this Section 6 shall be deemed to be provided by a contract between the Trust and the person who serves as a Trustee or officer of the Trust at any time while this Section 6 is in effect. Any repeal or modification thereof shall not affect any rights or obligations existing prior to any such repeal or modification.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

     AIG SunAmerica Asset Management Corp. ("AIG SAAMCo"), the Investment Adviser of the Trust, is primarily in the business of providing investment management, advisory and administrative services. Reference is made to the most recent Form ADV and schedules thereto of AIG SAAMCo on file with the SEC (File No. 801-19813) for a description of the names and employment of the directors and officers of AIG SAAMCo and other required information.

     AllianceBernstein L.P. (formerly, Alliance Capital Management L.P.), Columbia Management Advisers, LLC (formerly, Bank of America Capital Management, LLC.), Davis Selected Advisers, L.P., FAF Advisors, Inc. (formerly, U.S. Bancorp Asset Management, Inc.), Federated Equity Management Company of Pennsylvania, Federated Investment Management Company, Franklin Advisory Services, LLC, Goldman Sachs Asset Management LP, Goldman Sachs Asset Management International, J.P. Morgan Investment Management Inc., Marsico Capital Management, LLC, Massachusetts Financial Services Company, Morgan Stanley Investment Management Inc., OppenheimerFunds, Inc., Putnam Investment Management, LLC, Templeton Investment Counsel, LLC and the Subadvisers of certain of the Portfolios of the Trust, are primarily engaged in the business of rendering investment advisory services. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of AllianceBernstein L.P., Columbia Management Advisers, LLC, Davis Selected Advisers, L.P., FAF Advisors, Inc., Federated Equity Management Company of Pennsylvania, Federated Investment Management Company, Franklin Advisory Services, LLC, Goldman Sachs Asset Management LP, Goldman Sachs Asset Management International, J.P. Morgan Investment Management Inc., Marsico Capital Management, LLC, Massachusetts Financial Services Company, Morgan Stanley Investment Management Inc., OppenheimerFunds, Inc., Putnam Investment Management, LLC, Templeton Investment Counsel, LLC and other required information:

                                                       File No.
                                                      ---------
AIG SunAmerica Asset Management Corp.                 801-19813
AllianceBernstein L.P.                                801-56720
Columbia Management Advisers, LLC                     801-50372
Davis Selected Adviser, L.P.                          801-31648
FAF Advisers, Inc.                                    801-60125
Federated Equity Management Company of Pennsylvania   801-62501
Federated Investment Management Company               801-34612
Franklin Advisory Services, LLC                       801-51967
Goldman Sachs Asset Management LP.                    801-37591
Goldman Sachs Asset Management International          801-38157
J.P. Morgan Investment Management Inc.                801-21011
Marsico Capital Management, LLC                       801-54914
Massachusetts Financial Services Company              801-17352
Morgan Stanley Investment Management Inc.             801-15757
OppenheimerFunds, Inc.                                801-8253
Putnam Investment Management, LLC                     801-7974
Templeton Investment Counsel, LLC                     801-15125

ITEM 27. PRINCIPAL UNDERWRITERS.

     AIG SunAmerica Capital Services, Inc. serves as Principal Underwriter for the Trust.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as custodian, transfer agent and dividend paying agent. It maintains books, records and accounts pursuant to the instructions of the Trust.

     AIG SunAmerica Asset Management Corp. is located at The Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey, 07311.

     AllianceBernstein L.P. is located at 1345 Avenue of the Americas, New York, New York, 10105.

     Columbia Management Advisers, LLC. Is located at the 100 Federal Street, Boston, Massachusetts 02110.

     Davis Selected Advisers, L.P. is located at 2949 East Elvira Road, Suite 101, Tucson, Arizona, 85706.

     FAF Advisors, Inc. is located at 800 Nicollet Mall, Minneapolis, Minnesota 55402.

     Federated Equity Management Company of Pennsylvania is located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania, 15222-3779.

     Federated Investment Management Company is located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania, 15222-3779.

     Franklin Advisory Services, LLC is located at One Parker Plaza, Fort Lee, New Jersey, 07024.

     Goldman Sachs Asset Management LP is located at 32 Old Slip, New York, New York, 10005.

     Goldman Sachs Asset Management International is located at Christchurch Court 10-15 Newgate Street, London EC1A 7HD, England.

     J.P. Morgan Investment Management Inc. is located at 245 Park Avenue, 3rd Floor, New York, New York 10167.

     Marsico Capital Management, LLC is located at 1200 17th Street, Suite 1300 Denver, Colorado, 80202.

     Massachusetts Financial Services Company is located at 500 Boylson Street, Boston, Massachusetts, 02116.

     Morgan Stanley Investment Management Inc. is located at 1221 Avenue of the Americas, New York, New York, 10020.

     OppenheimerFunds, Inc. is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

     Putnam Investment Management, LLC. is located at One Post Office Square, Boston, Massachusetts, 02109.

     Templeton Investment Counsel, LLC is located at 500 E. Broward Boulevard, Suite 2100, Fort Lauderdale, Florida, 33394.

     Each of the Investment Adviser and Subadvisers maintain the book, accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder.

ITEM 29. MANAGEMENT SERVICES.

     Inapplicable.

ITEM 30. UNDERTAKINGS.

     Inapplicable.

EXHIBIT LIST

EXHIBIT        ITEM
-------        ----
23(a)(xxii)    Amendment to Establishment and Designation of Share of Beneficial
               Interest dated December 13, 2006.

23(a)(xxiii)   Amendment to Establishment and Designation of Shares of
               Beneficial Interest dated February 1, 2007.

23(d)(i)       Form of Investment Advisory and Management Agreement between
               Registrant and AIG SunAmerica Asset Management Corp. ("AIG
               SAAMCo") dated May 1, 2007.

23(d)(xviii)   Form of Amendment No. 2 to Subadvisory Agreement between AIG
               SAAMCo and J.P. Morgan Investment Management Inc. dated May 1,
               2007.

23(d)(xxi)     Form of Amendment No. 1 to Subadvisory Agreement between AIG
               SAAMCo and Massachusetts Financial Services Company dated May 1,
               2007.

23(d)(xxvi)    Form of Subadvisory Agreement between AIG SAAMCo and
               OppenheimerFunds, Inc. dated May 1, 2007.

23(h)(xii)     Indemnification Agreement between Registrant and Jane Jelenko.

23(p)(i)       Code of Ethics of AIG SunAmerica Asset Management Corp. dated
               January 1, 2005.

23(p)(xii)     Code of Ethics of OppenheimerFunds, Inc.

23(q)          Power of Attorney.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jersey City, and State of New Jersey, on the 12th day of February, 2007.

                                        SUNAMERICA SERIES TRUST
                                        (Registrant)


                                        BY: /s/ VINCENT M. MARRA
                                            ------------------------------------
                                            Vincent M. Marra
                                            President

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature                               Title                                  Date
---------                               -----                                  ----


/s/ VINCENT M. MARRA                    President (Principal Executive         February 12, 2007
-------------------------------------   Officer)
Vincent M. Marra


/s/ DONNA M. HANDEL                     Vice President, Treasurer and          February 12, 2007
-------------------------------------   Controller (Principal Financial and
Donna M. Handel                         Accounting Officer)


                  *                     Trustee and Chairman                   February 12, 2007
-------------------------------------
Bruce G. Willison


                  *                     Trustee                                February 12, 2007
-------------------------------------
Carl D. Covitz


                  *                     Trustee                                February 12, 2007
-------------------------------------
Jana W. Greer


                  *                     Trustee                                February 12, 2007
-------------------------------------
Jane Jelenko


                  *                     Trustee                                February 12, 2007
-------------------------------------
Gilbert T. Ray


                  *                     Trustee                                February 12, 2007
-------------------------------------
Allan L. Sher


* By: /s/ NORI L. GABERT                                                       February 12, 2007
      -------------------------------
      Nori L. Gabert
      Attorney-in-Fact


                                      -12-